     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 26, 2002


                                                 REGISTRATION FILE NO. 333-47844

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            ------------------------


                         POST-EFFECTIVE AMENDMENT NO. 2

                                       TO
                                    FORM S-6
                   FOR REGISTRATION UNDER THE SECURITIES ACT
                  OF 1933 OF THE SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2

                  MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
                           (EXACT NAME OF REGISTRANT)

                      MERRILL LYNCH LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

                                 7 ROSZEL ROAD
                          PRINCETON, NEW JERSEY 08540
         (COMPLETE ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)


                            BARRY G. SKOLNICK, ESQ.
                   SENIOR VICE PRESIDENT AND GENERAL COUNSEL
                      MERRILL LYNCH LIFE INSURANCE COMPANY
                                 7 ROSZEL ROAD
                          PRINCETON, NEW JERSEY 08540
                (NAME AND COMPLETE ADDRESS OF AGENT FOR SERVICE)



                                    Copy To:
                             STEPHEN E. ROTH, ESQ.
                        SUTHERLAND ASBILL & BRENNAN LLP
                         1275 PENNSYLVANIA AVENUE, N.W.
                           WASHINGTON, DC 20004-2415


It is proposed that this filing will become effective (check appropriate box)


     [ ] immediately upon filing pursuant to paragraph (b)
     [X] on May 1, 2002 pursuant to paragraph (b)
     [ ] 60 days after filing pursuant to paragraph (a)(1)
     [ ] on (date) pursuant to paragraph (a)(1) of Rule 485


TITLE OF SECURITIES BEING REGISTERED: Units of Interest in Modified Single Premium Variable Life Insurance Contracts.

     [ ] Check box if it is proposed that the filing will become effective on
         (date) at (time) pursuant to Rule 487.

PROSPECTUS


May 1, 2002



                  MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
            MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT
                                   ISSUED BY
                      MERRILL LYNCH LIFE INSURANCE COMPANY
                       HOME OFFICE: LITTLE ROCK, ARKANSAS
                   SERVICE CENTER: 4804 DEER LAKE DRIVE EAST
                          JACKSONVILLE, FLORIDA 32246
                             PHONE: (800) 354-5333
                                OFFERED THROUGH
               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED



This Prospectus describes modified single premium variable life insurance contracts (the "Contract") which generally are modified endowment contracts ("MECs") under federal tax law. Most distributions will have tax consequences and/or penalties.



Generally, through the first 14 days following a Contract's in-force date, we will invest your initial payment in the subaccount of the Merrill Lynch Variable Life Separate Account (the "Separate Account") investing in the Merrill Lynch Domestic Money Market V.I. Fund. Afterward, you may reallocate your account value among any five of the subaccounts of the Separate Account. We then invest each subaccount's assets in corresponding portfolios ("Funds") of the following:


 --  MERRILL LYNCH VARIABLE SERIES FUNDS, INC.

   --  Basic Value V.I. Fund


   --  Domestic Money Market V.I. Fund


   --  Fundamental Growth V.I. Fund


   --  Government Bond V.I. Fund


   --  Index 500 V.I. Fund

 --  AIM VARIABLE INSURANCE FUNDS

   --  AIM V.I. International Growth Fund


   --  AIM V.I. Premier Equity Fund

 --  ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
   --  Growth and Income Portfolio
   --  Premier Growth Portfolio
 --  DAVIS VARIABLE ACCOUNT FUND, INC.
   --  Davis Value Portfolio

 --  DELAWARE VIP TRUST


   --  Delaware VIP Trend Series


 --  MERCURY VARIABLE TRUST


   --  Mercury International Value V.I. Fund


 --  MFS(R) VARIABLE INSURANCE TRUSTS(SM)

   --  MFS Emerging Growth Series
   --  MFS Investors Trust Series
 --  PIMCO VARIABLE INSURANCE TRUST

   --  Total Return Portfolio

 --  SELIGMAN PORTFOLIOS, INC.
   --  Seligman Small-Cap Value Portfolio
 --  VAN KAMPEN LIFE INVESTMENT TRUST
   --  Emerging Growth Portfolio

Currently, you may transfer your account value as often as you like without charge.

During the guarantee period, we cannot terminate the Contract, regardless of investment results, unless loan debt exceeds the surrender value. The "guarantee period" extends from the contract date to the insured's attained age 100. The death benefit during the guarantee period may vary to reflect the investment results of the subaccounts chosen, but will never be less than the guaranteed minimum death benefit. The "guaranteed minimum death benefit" is the face amount of the contract. After the guarantee period, the Contract will remain in effect as long as the net surrender value is sufficient to cover all charges due, and the death benefit will be equal to the contract value.

Subject to certain conditions, you may:

      --  make additional premium payments in the first contract year

      --  make partial withdrawals

      --  borrow up to the loan value of your Contract

      --  cancel the Contract for its net surrender value

The account value will vary with the investment results of the subaccounts chosen. We don't guarantee any minimum surrender value.

Within certain limits, you may return the Contract or exchange it for a contract with benefits that don't vary with the investment results of a separate account.

It may not be advantageous to replace existing insurance with the Contract.

PURCHASING THIS CONTRACT INVOLVES CERTAIN RISKS. INVESTMENT RESULTS CAN VARY BOTH UP AND DOWN AND CAN EVEN DECREASE THE VALUE OF PREMIUM PAYMENTS. THEREFORE, YOU COULD LOSE ALL OR PART OF THE MONEY YOU INVEST. EXCEPT FOR THE GUARANTEED DEATH BENEFIT WE PROVIDE, YOU BEAR ALL INVESTMENT RISKS. WE DO NOT GUARANTEE HOW ANY OF THE SUBACCOUNTS OR FUNDS WILL PERFORM.

LIFE INSURANCE IS INTENDED TO BE A LONG-TERM INVESTMENT. YOU SHOULD EVALUATE YOUR INSURANCE NEEDS AND THE CONTRACT'S LONG-TERM INVESTMENT POTENTIAL AND RISKS BEFORE PURCHASING THE CONTRACT.


CURRENT PROSPECTUSES FOR THE MERRILL LYNCH VARIABLE SERIES FUNDS, INC., AIM VARIABLE INSURANCE FUNDS, ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC., DAVIS VARIABLE ACCOUNT FUND, INC., DELAWARE VIP TRUST, MERCURY VARIABLE TRUST, MFS(R) VARIABLE INSURANCE TRUST(SM), PIMCO VARIABLE INSURANCE TRUST, SELIGMAN PORTFOLIOS, INC., AND VAN KAMPEN LIFE INVESTMENT TRUST MUST ACCOMPANY THIS PROSPECTUS. PLEASE READ THESE DOCUMENTS CAREFULLY AND RETAIN THEM FOR FUTURE REFERENCE.


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE CONTRACTS OR DETERMINED THAT THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. WE HAVE NOT AUTHORIZED ANY PERSON TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                               TABLE OF CONTENTS


                                                                PAGE
                                                                ----
IMPORTANT TERMS.............................................       5
SUMMARY OF THE CONTRACT.....................................       6
  What the Contract Provides................................       6
  Availability and Payments.................................       7
  The Account Value.........................................       7
  The Subaccounts...........................................       7
  Illustrations.............................................       7
  Replacement of Existing Coverage..........................       7
  Right to Cancel ("Free Look" Period) or Exchange..........       8
  Distributions from the Contract...........................       8
  Charges, Fees and Credits.................................       8
  Annual Expenses...........................................      10
  Notes to Fee Table........................................      10
FACTS ABOUT MERRILL LYNCH LIFE INSURANCE COMPANY, MERRILL
  LYNCH, PIERCE, FENNER & SMITH INCORPORATED, AND THE
  SEPARATE ACCOUNT..........................................      11
  Merrill Lynch Life Insurance Company......................      11
  Merrill Lynch, Pierce, Fenner & Smith Incorporated
     ("MLPF&S").............................................      11
  The Separate Account......................................      11
  Net Rate of Return for a Subaccount.......................      12
  Changes Within the Separate Account.......................      12
THE FUNDS...................................................      13
  General Information and Investment Risks..................      13
  Merrill Lynch Variable Series Funds, Inc..................      13
  AIM Variable Insurance Funds..............................      14
  Alliance Variable Products Series Fund, Inc...............      14
  Davis Variable Account Fund, Inc..........................      15
  Delaware VIP Trust........................................      15
  Mercury Variable Trust....................................      15
  MFS(R) Variable Insurance Trust(SM).......................      16
  PIMCO Variable Insurance Trust............................      16
  Seligman Portfolios, Inc..................................      16
  Van Kampen Life Investment Trust..........................      17
  The Operation of the Funds................................      17
FACTS ABOUT THE CONTRACT....................................      18
  State Variations..........................................      18
  Who May Be Covered........................................      18
  Initial Payment...........................................      19
  Right To Cancel ("Free Look" Period)......................      19
  Making Additional Payments................................      19
  Account Value.............................................      20
  Owner's Right to Transfer Account Value...................      20
  Charges, Fees and Credits.................................      21
  Charges Deducted from the Account Value...................      21
  Charges to the Separate Account...........................      22
  Surrender Charge..........................................      22
  Transaction Charges.......................................      23
  Fund Expenses.............................................      23
  Credits Added to the Account Value........................      23
  Surrender Value...........................................      23

                                                                PAGE
                                                                ----
  Canceling to Receive Net Surrender Value..................      23
  Partial Withdrawals.......................................      24
  Loans.....................................................      24
  Guarantee Period..........................................      25
  Guaranteed Benefits.......................................      25
DEATH BENEFIT...............................................      25
  Death Benefit Proceeds....................................      26
  Payment Of Death Benefit Proceeds.........................      26
MORE ABOUT THE CONTRACT.....................................      27
  Using the Contract........................................      27
  Dollar Cost Averaging.....................................      28
  Asset Allocation Program..................................      29
  Rebalancing Program.......................................      30
  Right to Exchange the Contract............................      31
  Choosing an Income Option.................................      31
  Reports to Contract Owners................................      31
  Some Administrative Procedures............................      32
  Other Contract Provisions.................................      33
  Group or Sponsored Arrangements...........................      34
  Unisex Legal Considerations...............................      34
  Selling the Contracts.....................................      34
  Tax Considerations........................................      35
  Foreign Tax Credits.......................................      38
  Our Income Taxes..........................................      38
  Reinsurance...............................................      38
ILLUSTRATIONS...............................................      38
MORE ABOUT MERRILL LYNCH LIFE INSURANCE COMPANY.............      44
  Directors And Executive Officers..........................      44
  Services Arrangement......................................      44
  State Regulation..........................................      45
  Legal Proceedings.........................................      45
  Experts...................................................      45
  Legal Matters.............................................      45
  Registration Statements...................................      45
  Financial Statements......................................      45
  Appendix A................................................     A-1
  Financial Statements of Merrill Lynch Variable Life
     Separate Account.......................................      S1
  Financial Statements of Merrill Lynch Life Insurance
     Company................................................      G1

                                IMPORTANT TERMS

account value: is the amount available for investment under this Contract at any time. It is the sum of the value in each of the subaccounts.

accumulation unit: is a unit of measure used to compute the value of your interest in a subaccount.

attained age: is the issue age of the insured plus the number of full contract years since the contract date.

beneficiary: is the person to whom we pay the death benefit proceeds upon the insured's death.

Company:  Merrill Lynch Life Insurance Company, also referred to as "we" or
"us."

contract anniversary:  is the same date of each year as the contract date.

contract date: is used to determine processing dates, contract years and contract anniversaries. It is usually the business day next following the receipt of the initial premium payment at our Service Center.

contract value: is the account value plus loan debt, less any charges we accrue for. Accrued charges are collected as of a processing date and upon surrender.

death benefit: is the greater of the guaranteed minimum death benefit and the variable insurance amount.

death benefit proceeds: is the amount payable to the beneficiary upon the death of the insured. It equals the death benefit less any loan debt.

due proof of death: is a certified copy of the death certificate, beneficiary statement and any additional paperwork necessary to process payment of a death claim when the insured dies.

fixed base: is calculated on each processing date in the same manner as the contract value except all calculations are based on the guaranteed maximum cost of insurance charges and 4% interest. On any date other than a processing date, the fixed base is equal to the fixed base as of the next processing date. The fixed base calculation does not reflect policy loans and repayments. After the expiration of the guarantee period, the fixed base is set to zero.

Fund: is an investment portfolio of an open-end management investment company or unit investment trust in which a subaccount invests.

guarantee period:  extends from the contract date to the insured's attained age
100. We cannot terminate the Contract during the guarantee period unless loan debt exceeds the surrender value on a processing date.

guaranteed minimum death benefit: is the death benefit payable regardless of the investment results of the subaccounts during the guarantee period. The guaranteed minimum death benefit equals the face amount. After the insured's attained age 100, the guaranteed minimum death benefit is zero.

in-force date: is the date when the underwriting process is complete, and we receive the initial premium payment and any outstanding contract amendments at our Service Center.

issue age: is the insured's age as of his or her birthday nearest the contract date.

issue date: is the date this contract is issued at our Service Center. The contestable and suicide periods are measured from this date.

loan debt: is the loan amount on the last contract anniversary (including capitalized loan interest), plus any new loans since that anniversary, less any repayments since that anniversary, plus accrued loan interest.

net amount at risk: is the excess of the death benefit over the contract value, adjusted for interest at 4% per year.

net contract value:  is the contract value less any loan debt.

net loan cost: is the difference between loan interest charged and interest credited to loan collateral.

net single premium factor: is used to determine the amount of death benefit purchased by $1.00 of contract value. We use this factor in the calculation of the variable insurance amount to make sure that the Contract always meets the requirements of what constitutes a life insurance contract under the Internal Revenue Code (IRC).

net surrender value:  is equal to surrender value less any loan debt.

premiums:  is the money paid into this Contract.

processing dates: are the days when we may deduct charges or add credits, or determine the amount of a charge or credit. Processing dates begin on the contract date and occur on the same day of the month as the contract date, at the end of each three-month processing period.

processing period: is the three-month period between consecutive processing dates.

Separate Account: is the investment vehicle used to fund the Contract. The Separate Account has multiple subaccounts, which invest in corresponding shares or units of the Funds.

surrender value:  is the contract value less any applicable surrender charges.

valuation period: is each business day together with any non-business days before it. A business day is any day the New York Stock Exchange (NYSE) is open for trading, or any day on which the SEC otherwise requires that the Funds be valued. We calculate the value of an accumulation unit for each subaccount at the end of each valuation period.

variable insurance amount: is the contract value multiplied by the appropriate net single premium factor.

                            SUMMARY OF THE CONTRACT

WHAT THE CONTRACT PROVIDES

The Contract offers a choice of investments and an opportunity for the account value and death benefit to grow based on the investment results of the Funds.

You should purchase the Contract for its death benefit. You may use the Contract's net surrender value, as well as its death benefit, to provide proceeds for various individual and business planning purposes. However, partial withdrawals and loans will affect the net surrender value and death benefit proceeds. Loans may cause the Contract to terminate. The Contract is designed to provide benefits on a long-term basis. Before purchasing a Contract in connection with a specialized purpose, you should consider whether the long-term nature of the Contract, its investment risks, and the potential impact of any contemplated loans and partial withdrawals, are consistent with the purposes you may be considering. Moreover, using a Contract for a specialized purpose may have tax consequences. (See "Tax Considerations.")

We don't guarantee that contract values will increase. Depending on the investment results of the subaccounts you select, the account value and death benefit may go up or down on any day. You bear the investment risk for any amount allocated to a subaccount.

We offer other variable life insurance contracts that have different features and charges. These different charges would affect your subaccount performance and account value. To obtain more information about these other contracts, contact our Service Center or your Financial Advisor.

For information concerning compensation paid for the sale of the Contracts, see "Selling the Contracts."

Death Benefit. During the guarantee period, the death benefit equals the guaranteed minimum death benefit or variable insurance amount, whichever is larger. The variable insurance amount increases or decreases depending on the investment results of the subaccounts you select. Therefore, the death benefit may go up or down depending on investment performance, but it will never drop below the guaranteed minimum death benefit. After the expiration of the guarantee period (described below), the death benefit is equal to the contract value. We will reduce the death benefit by any loan debt to determine the death benefit proceeds payable to the beneficiary.

Guarantee Period. During the guarantee period, we cannot terminate the Contract, regardless of investment results, unless loan debt exceeds the surrender value. The "guarantee period" extends from the contract date to the insured's attained age 100.

Tax Benefits and Tax Considerations. We believe the Contract generally provides at least the minimum death benefit required to qualify as "life insurance" under federal tax law (See "Tax Considerations"). By satisfying this requirement, the Contract provides two important tax benefits:

     1) Its death benefit is generally not subject to income tax;

     2) Any increases in the Contract's account value are not taxable until distributed from the Contract. (Since the Contract generally is a modified endowment contract, distributions are subject to tax, and, if taken before you reach age 59 1/2, may also be subject to a 10% Federal penalty tax. See "Tax Considerations".)

AVAILABILITY AND PAYMENTS

You may apply for a Contract for an insured age 20-79. We will also consider issuing Contracts for insureds from ages 80 through 85 on an individual basis. A Contract can be purchased with a minimum single payment of $10,000. Subject to certain conditions, you may make additional premium payments during the first contract year. (See "Making Additional Payments.")

THE ACCOUNT VALUE

A Contract's account value is the amount available for investment at any time. On the contract date (usually the next business day after our Service Center receives your initial payment), the account value is equal to the initial payment. Afterwards, it varies daily based on the investment performance of your selected subaccounts. You bear the risk of poor investment performance and receive the benefit of favorable investment performance. You may wish to consider diversifying your investment in the Contract by allocating the account value among two or more subaccounts.

THE SUBACCOUNTS


We invest your premium payments in subaccounts of the Separate Account. Generally, through the first 14 days following the in-force date, we will invest the initial premium payment only in the subaccount of the Separate Account investing in the Domestic Money Market V.I. Fund. Afterwards, we will reallocate the account value according to your instructions among up to five of the subaccounts. (See "Owner's Right to Transfer Account Value.")


ILLUSTRATIONS

Illustrations in this Prospectus or used in connection with the purchase of the Contract are based on hypothetical investment rates of return. We don't guarantee these rates. They are illustrative only, and not a representation of past or future performance. Actual rates of return may be more or less than those shown in the illustrations. Actual values will be different than those illustrated.

REPLACEMENT OF EXISTING COVERAGE


Generally, it is not advisable to purchase an insurance contract as a replacement for existing coverage. Before you buy a Contract, ask your Merrill Lynch Financial Advisor if changing, or adding to, current insurance coverage could be advantageous. Don't base your decision to replace existing coverage solely on a comparison of illustrations.

You should talk to your tax advisor to make sure that this purchase will qualify as a tax-free exchange. If you surrender your existing contract for cash and then buy the Contract, you may have to pay federal income taxes, including possible penalty taxes, on the surrender. Also, because we will not issue the Contract until we have received the initial premium from your existing insurance company, the issuance of the Contract may be delayed.


RIGHT TO CANCEL ("FREE LOOK" PERIOD) OR EXCHANGE

Once you receive the Contract, review it carefully to make sure it is what you want. Generally, you may return a Contract for a refund within ten days after you receive it. Some states allow a longer period of time to return the Contract. If required by your state, you may return the Contract within the later of ten days after receiving it or 45 days from the date the application is completed. If you return the Contract during the "free look" period, we will refund your initial premium payment without interest.

You may also exchange your Contract within 18 months of the issue date (24 months in some states) for a contract with benefits that do not vary with the investment results of a separate account.

DISTRIBUTIONS FROM THE CONTRACT

Partial Withdrawals. Subject to certain limits you may make partial withdrawals beginning in the second contract year. The maximum number of withdrawals permitted each contract year is six. Partial withdrawals may be subject to a surrender charge. (See "Partial Withdrawals.") Partial withdrawals may also have tax consequences. (See "Tax Considerations.")

Surrenders. You may cancel your Contract at any time and receive the net surrender value. The net surrender value is equal to the surrender value less any loan debt. The surrender value is equal to the contract value less any applicable surrender charge. Surrendering your Contract may have tax consequences. (See "Tax Considerations.")

Loans. You may borrow money from us, using your Contract as collateral, subject to limits. We deduct loan debt from the amount payable on surrender of the Contract and from any death benefit payable. Loan interest accrues daily and, IF IT IS NOT PAID EACH YEAR, IT IS TREATED AS A NEW LOAN ("CAPITALIZED") AND ADDED TO THE OUTSTANDING LOAN AMOUNT. With a MEC, both the loan amount and the amount of capitalized loan interest are treated as taxable distributions. Depending upon investment performance of the subaccounts and the amounts borrowed, loans may cause a Contract to lapse. If the Contract lapses with loan debt outstanding, adverse tax consequences may result. Loan debt is considered part of the contract value, which is used to calculate taxable gain. Loans may have other adverse tax consequences. (See "Loans" and "Tax Considerations.")

CHARGES, FEES AND CREDITS

Account Value Charges. We invest the entire amount of all premium payments in the Separate Account. We then deduct certain charges from your account value on processing dates. (See "Charges Deducted from the Account Value.") These charges are:


     - EXPENSE CHARGE -- The expense charge is calculated on the contract date and on each subsequent processing date, and deducted in arrears on the next processing date following the calculation date through the 10th contract anniversary. The quarterly charge is .1125% (.45% annually) of your contract value. It accrues daily between processing dates.


     - COST OF INSURANCE CHARGE -- The cost of insurance charge is calculated on the contract date and on each subsequent processing date, and deducted in arrears on the next processing date following the calculation date. The current charge is an asset-based charge applied to contract value, and depends upon the underwriting class, and issue age of the insured. We have the right to increase the current rate. However, the current cost of insurance charge cannot exceed the guaranteed maximum charge. The cost of insurance charge is accrued for daily between processing dates.

     - NET LOAN COST -- The net loan cost is accrued daily, and deducted on each contract anniversary if there has been any loan debt during the prior year. It currently equals 1.00% and is guaranteed not to exceed 2.00% of the loan debt per year.

Separate Account Charge. We deduct an asset-based charge daily from the net asset value of each subaccount. It is equal to .003699% (1.35% annually).

Surrender Charge. We deduct certain charges upon withdrawal or surrender under the Contract. The surrender charge consists of a contingent deferred sales load and an unamortized expense charge. The surrender charge is a percentage of each premium withdrawn or surrendered from your account value during the first 10 years following payment of the premium. It decreases over time, as shown below.

                                                                           % OF PREMIUM PAYMENT
                                                           1     2    3    4    5    6    7    8    9   10   11+
         COMPLETED YEARS SINCE PREMIUM PAYMENT            ----  ---  ---  ---  ---  ---  ---  ---  ---  ---  ---
Contingent Deferred Sales Load..........................   6.0  5.4  4.8  4.2  3.6  3.0  2.4  1.8  1.2  0.6    0
Unamortized Expense Charge..............................   4.0  3.6  3.2  2.8  2.4  2.0  1.6  1.2  0.8  0.4    0
                                                          ----  ---  ---  ---  ---  ---  ---  ---  ---  ---  ---
Total Surrender Charge..................................  10.0  9.0  8.0  7.0  6.0  5.0  4.0  3.0  2.0  1.0    0

For purposes of calculating the surrender charge, gain is never subject to a surrender charge. "Gain" is equal to the contract value less premiums remaining in the Contract. To calculate the surrender value we determine the amount of any surrender charge payable by assuming that gain is withdrawn first, followed by premiums on a first-in, first-out basis. To calculate any surrender charge for a partial withdrawal, unloaned gain is assumed to be withdrawn first. For this purpose, "unloaned gain" is equal to the contract value less the premiums remaining in the Contract, less loan interest credited to the loan collateral account that has not been repaid.

Transfer Charge. We reserve the right to charge $25 for each transfer of account value in excess of 12 transfers in a contract year.

Change of Insured Charge. We reserve the right to charge up to $500 if you change the insured under the Contract.

Exchange for Fixed Contract Charge. We reserve the right to charge up to $500 if you exchange this Contract for a contract with benefits that do not vary with the investment results of a separate account.

Credits To Account Value. Starting at the end of the first processing period of the 11th contract year, we add an asset-based credit to your account value. The quarterly credit is .1125% (.45% annually) of the account value, credited on each processing date. We add this credit solely for the purpose of reducing the separate account charge.


Advisory Fees and Fund Expenses. The Funds pay monthly advisory fees and other expenses. The following table helps you understand the costs and expenses you will bear, directly or indirectly. The table shows Fund expenses for the year ended December 31, 2001, as a percentage of each Fund's average net assets. For more information on fees and charges, see "Fund Expenses."

ANNUAL EXPENSES


                                                                MERRILL LYNCH VARIABLE SERIES FUNDS, INC. (CLASS A SHARES)
                                                             ----------------------------------------------------------------
                                                                           DOMESTIC
                                                               BASIC         MONEY      FUNDAMENTAL   GOVERNMENT   INDEX 500
                      ANNUAL EXPENSES                        VALUE V.I.   MARKET V.I.   GROWTH V.I.   BOND V.I.       V.I.
                      ---------------                        ----------   -----------   -----------   ----------   ----------
Investment Advisory Fees...................................     .60%         .50%          .65%          .50%         .30%
Other Expenses.............................................     .08%         .07%          .14%          .09%         .10%
                                                                ----         ----          ----          ----         ----
Total Annual Operating Expenses............................     .68%         .57%          .79%          .59%         .40%
Expense Reimbursements.....................................       --           --            --            --           --
                                                                ----         ----          ----          ----         ----
Net Expenses...............................................     .68%         .57%          .79%          .59%         .40%



                                                            ALLIANCE VARIABLE        DAVIS
                                     AIM VARIABLE               PRODUCTS            VARIABLE         DELAWARE          MERCURY
                                   INSURANCE FUNDS          SERIES FUND, INC.       ACCOUNT         VIP TRUST         VARIABLE
                                  (SERIES I SHARES)         (CLASS A SHARES)       FUND, INC.    (STANDARD CLASS)       TRUST
                               ------------------------   ---------------------   ------------   ----------------   -------------
                                 AIM V.I.      AIM V.I.    ALLIANCE    ALLIANCE                      DELAWARE          MERCURY
                               INTERNATIONAL   PREMIER    GROWTH AND   PREMIER       DAVIS          VIP TREND       INTERNATIONAL
       ANNUAL EXPENSES            GROWTH        EQUITY      INCOME      GROWTH       VALUE            SERIES         VALUE V.I.
       ---------------         -------------   --------   ----------   --------   ------------   ----------------   -------------
Investment Advisory Fees.....       .73%         .60%        .63%       1.00%         .75%             .74%              .75%
Other Expenses...............       .32%         .25%        .04%        .04%         .12%             .16%              .26%
                                   -----         ----        ----       -----        -----             ----             -----
Total Annual Operating
  Expenses...................      1.05%         .85%        .67%       1.04%         .87%             .90%             1.01%
Expense Reimbursements.......       --           --          --          --           --               --                --
                                   -----         ----        ----       -----        -----             ----             -----
Net Expenses.................      1.05%         .85%        .67%       1.04%         .87%             .90%             1.01%



                                                                                   PIMCO
                                                                                  VARIABLE           SELIGMAN       VAN KAMPEN
                                                                                 INSURANCE          PORTFOLIOS,   LIFE INVESTMENT
                                                     MFS(R) VARIABLE               TRUST               INC.            TRUST
                                                    INSURANCE TRUST(SM)       (ADMINISTRATIVE        (CLASS 1        (CLASS I
                                                 (INITIAL CLASS SHARES)        CLASS SHARES)          SHARES)         SHARES)
                                                 -----------------------   ----------------------   -----------   ---------------
                                                     MFS          MFS                                SELIGMAN
                                                  EMERGING     INVESTORS           TOTAL             SMALL-CAP       EMERGING
                ANNUAL EXPENSES                   GROWTH(a)    TRUST(a)          RETURN(b)           VALUE(c)         GROWTH
                ---------------                  -----------   ---------   ----------------------   -----------   ---------------
Investment Advisory Fees.......................      .75%         .75%              .25%               1.00%           .70%
Other Expenses.................................      .12%         .15%              .41%                .22%           .06%
                                                    -----        -----              ----               -----           ----
Total Annual Operating Expenses................      .87%         .90%              .66%               1.22%           .76%
Expense Reimbursements.........................      --           --                .01%                .03%           --
                                                    -----        -----              ----               -----           ----
Net Expenses...................................      .87%         .90%              .65%               1.19%           .76%


NOTES TO FEE TABLE


(a) The MFS Emerging Growth Series and the MFS Investors Trust Series have expense offset arrangements which reduce each Fund's custodial fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. Each Fund may enter into such arrangements and directed brokerage arrangements, which would also have the effect of reducing the Fund's expenses. "Other Expenses" does not take into account these expense reductions, and is therefore higher than the actual expenses of the Funds. Had these fee reductions been taken into account, "Net Expenses" would have been .86% for the Emerging Growth Series and .89% for the Investors Trust Series.



(b) Pacific Investment Management Company LLC ("PIMCO") has agreed to reduce total annual operating expenses to the extent that they would exceed 0.65% of average daily net assets, due to organizational expenses and the payment by the Fund of its pro rata portion of the Trust's Trustees' fees. Any such waiver is subject to potential future reimbursement within three years from the date the fee was waived.



(c) Effective March 1, 2001, Seligman, at its complete discretion, has agreed to reimburse expenses, other than the management fee, which exceed 0.20% of average net assets of Seligman Small-Cap Value Portfolio.

               FACTS ABOUT MERRILL LYNCH LIFE INSURANCE COMPANY,
              MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
                            AND THE SEPARATE ACCOUNT

MERRILL LYNCH LIFE INSURANCE COMPANY


Merrill Lynch Life Insurance Company ("we" or "us") is a stock life insurance company organized under the laws of the State of Washington on January 27, 1986 and redomesticated under the laws of the State of Arkansas on August 31, 1991. We are an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. We are authorized to sell life insurance and annuities, including variable life insurance and variable annuities, in 49 states, Puerto Rico, Guam, the U.S. Virgin Islands and the District of Columbia.


MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED ("MLPF&S")

MLPF&S provides a world-wide broad range of securities brokerage and investment banking services. It provides marketing services for us and is the principal underwriter of the Contracts issued through the Separate Account. We retain MLPF&S to provide services relating to the Contracts under a distribution agreement. (See "Selling the Contracts.")

THE SEPARATE ACCOUNT

We established the Separate Account, a separate investment account, on November 16, 1990. It is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. This registration does not involve any supervision by the Securities and Exchange Commission over the investment policies or practices of the Separate Account. The Separate Account meets the definition of a separate account under federal securities laws. We use the Separate Account to support the Contract as well as other variable life insurance contracts we issue. The Separate Account is also governed by the laws of the State of Arkansas, our state of domicile.

We own all of the assets in the Separate Account. We keep the Separate Account's assets apart from our general account and any other separate accounts we may have. Arkansas insurance law provides that the Separate Account's assets, to the extent of its reserves and liabilities, may not be charged with liabilities arising out of any other business we conduct.

Obligations to contract owners and beneficiaries that arise under the Contract are our obligations. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Contracts, credited to or charged against the Separate Account without regard to our other income, gains or losses. The assets in the Separate Account will always be at least equal to the reserves and other liabilities of the Separate Account. If the Separate Account's assets exceed the required reserves and other Contract liabilities, we may transfer the excess to our general account.

There are currently 17 subaccounts in the Separate Account that are available for investment.

     - Five invest in shares of Funds of the Merrill Lynch Variable Series Funds, Inc. (the "Variable Series Funds").

     - Two invest in shares of Funds of the AIM Variable Insurance Funds (the "AIM V.I. Funds").

     - Two invest in shares of Funds of the Alliance Variable Products Series Fund, Inc. (the "Alliance Fund").

     - One invests in shares of a Fund of the Davis Variable Account Fund, Inc. (the "Davis Fund").


     - One invests in shares of a Fund of the Delaware VIP Trust (the "Delaware Trust").



     - One invests in shares of a Fund of the Mercury Variable Trust (the "Mercury Trust").


     - Two invest in shares of Funds of the MFS(R) Variable Insurance Trust(SM) (the "MFS Trust").

     - One invests in shares of a Fund of the PIMCO Variable Insurance Trust (the "PIMCO Trust").

     - One invests in shares of a Fund of Seligman Portfolios, Inc. (the "Seligman Portfolios").

     - One invests in shares of a Fund of the Van Kampen Life Investment Trust (the "Van Kampen Trust").

You'll find complete information about the Funds, including the risks associated with each portfolio in the accompanying prospectuses. They should be read along with this Prospectus.

NET RATE OF RETURN FOR A SUBACCOUNT

Each subaccount has a distinct unit value (also referred to as "price", "accumulation unit value" or "AUV" in reports we furnish to you). When we allocate your payments or transfers or add amounts to a subaccount, we purchase units based on the value of a unit of the subaccount as of the end of the valuation period during which the allocation occurs. When we transfer or deduct amounts out of a subaccount, we redeem units in a similar manner. A valuation period is each business day together with any non-business days before it. A business day is any day the New York Stock Exchange is open or there's enough trading in portfolio securities to materially affect the unit value of a subaccount.

The AUV for each valuation period fluctuates based upon the net rate of return for that period. We determine the net rate of return of a subaccount at the end of each valuation period. The net rate of return reflects the investment performance of the Fund for the valuation period and the charges to the Separate Account. Fund shares are valued at net asset value and reflect reinvestment of any dividends or capital gains distributions declared by the Funds.

CHANGES WITHIN THE SEPARATE ACCOUNT

We may add new subaccounts. We can also eliminate subaccounts, combine two or more subaccounts, or substitute a new fund for the fund in which a subaccount invests without your consent. A substitution may become necessary if, in our judgment, a fund no longer suits the purposes of the Contracts or for any other reason in our sole discretion. This may happen due to a change in laws or regulations, or a change in a Fund's investment objectives or restrictions, or because the Fund is no longer available for investment, or for some other reason. If necessary, we would get prior approval from the Arkansas State Insurance Department and the Securities and Exchange Commission and any other required approvals before making such a substitution. The substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing investment base or the investment of future premium payments, or both for some or all classes of Contracts. Furthermore, we may close investment divisions to allocations of premium payments or investment base, or both, for some or all classes of Contracts at any time in our sole discretion.

Subject to any required regulatory approvals, we can transfer assets of the Separate Account or of any of the subaccounts to another separate account or subaccount.

When permitted by law, we also can:

     - deregister the Separate Account under the Investment Company Act of 1940;

     - make any changes required by applicable law;

     - operate the Separate Account as a management company under the Investment Company Act of 1940 or in any other form of organization permitted by applicable law;

     - reserve, restrict or eliminate any voting rights of contract owners, or other persons who have voting rights as to the Separate Account;

     - combine and reserve the Separate Account with other separate accounts;
       and

     - create new separate accounts.

                                   THE FUNDS

GENERAL INFORMATION AND INVESTMENT RISKS

Information about investment objectives, management, policies, restrictions, expenses, risks, and all other aspects of Fund operations can be found in the Fund prospectuses and Statements of Additional Information. Read these carefully before investing. Fund shares are currently sold to our separate accounts as well as separate accounts of ML Life Insurance Company of New York (an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc.), and insurance companies not affiliated with us, to support benefits under certain variable annuity and variable life insurance contracts. Shares of these Funds may be offered in the future to certain pension or retirement plans.

Although the investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager, we do not represent or assure that the investment results will be comparable to any other portfolio, even where the investment adviser or manager is the same. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in fund performance. For all of these reasons, you should expect investment results to differ. In particular, certain Funds available only through the Contract have names similar to funds not available through the Contract. The performance of a fund not available through the Contract does not indicate performance of the similarly named Fund available through the Contract.

Generally, you should consider the Funds as long-term investments and vehicles for diversification, but not as a balanced investment program. Many of these Funds may not be appropriate as the exclusive investment to fund a Contract for all contract owners. The Fund prospectuses also describe certain additional risks, including investing on an international basis or in foreign securities and investing in lower rated or unrated fixed income securities. There is no guarantee that any Fund will be able to meet its investment objectives. Meeting these objectives depends upon future economic conditions and upon how well Fund management anticipates changes in economic conditions.

Below we list the Funds in which the subaccounts invest.

MERRILL LYNCH VARIABLE SERIES FUNDS, INC.


The Merrill Lynch Variable Series Funds, Inc. ("Variable Series Funds") is registered with the Securities and Exchange Commission as an open-end management investment company. It currently offers the Separate Account Class A shares of five of its Funds for investment through the Contract.



Merrill Lynch Investment Managers, L.P. ("MLIM") is the investment adviser to the Variable Series Funds. MLIM, together with its affiliates, Fund Asset Management, L.P., Merrill Lynch Asset Management U.K., Ltd., and Merrill Lynch Investment Managers International Ltd. (all of which may operate under the name "Mercury Advisors"), is a worldwide mutual fund leader, and had a total of $515 billion in investment company and other portfolio assets under management as of February, 2002. It is registered as an investment adviser under the Investment Advisers Act of 1940. MLIM is an indirect subsidiary of Merrill Lynch & Co., Inc. MLIM's principal business address is 800 Scudders Mill Road, Plainsboro, and New Jersey 08536. As the investment adviser, it is paid fees by these Funds for its services. A summary of the investment objectives and strategies for each Fund is set forth below.



MLIM and Merrill Lynch Life Agency, Inc. have entered into a Reimbursement Agreement that limits the operating expenses paid by each Fund of the Variable Series Funds in a given year to 1.25% of its average net assets.



Basic Value V.I. Fund (formerly the Basic Value Focus Fund). This Fund seeks capital appreciation and, secondarily, income by investing in securities, primarily equities, that management of the Fund believes are undervalued and therefore represent basic investment value.

Domestic Money Market V.I. Fund (formerly the Domestic Money Market Fund). This Fund seeks to preserve capital, maintain liquidity, and achieve the highest possible current income consistent with the foregoing objectives by investing in short-term domestic money market securities. Although the Domestic Money Market V.I. Fund seeks to preserve capital, it is possible to lose money by investing in this Fund. During extended periods of low interest rates, the yields of the Domestic Money Market V.I. Subaccount also may become extremely low and possibly negative.



Fundamental Growth V.I. Fund (formerly the Fundamental Growth Focus Fund). This Fund seeks long-term growth of capital. The Fund purchases primarily common stocks of U.S. companies that Fund management believes have shown above-average rates of growth earnings over the long-term. The Fund will invest at least 65% of its total assets in equity securities.



Government Bond V.I. Fund (formerly the Government Bond Fund). This Fund seeks the highest possible current income consistent with the protection of capital afforded by investing in debt securities issued or guaranteed by the United States Government, its agencies or instrumentalities.



Index 500 V.I. Fund (formerly the Index 500 Fund). This Fund seeks investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index").


AIM VARIABLE INSURANCE FUNDS


AIM Variable Insurance Funds ("AIM V.I. Funds") is registered with the Securities and Exchange Commission as an open-end, series, management investment company. It currently offers the Separate Account Series I shares of two of its Funds.



A I M Advisors, Inc. ("AIM"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, serves as the investment adviser to each of the AIM V.I. Funds. AIM has acted as an investment adviser since its organization in 1976. Today AIM, together with its subsidiaries, advises or manages over 150 investment portfolios, including the Funds, encompassing a broad range of investment objectives. As the investment adviser, AIM is paid fees by the Funds for its services. A summary of the investment objectives and strategies for each Fund is set forth below.



AIM V.I. International Growth Fund (formerly the AIM V.I. International Equity
Fund). This Fund seeks to provide long-term growth of capital by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum.



AIM V.I. Premier Equity Fund (formerly the AIM V.I. Value Fund). This Fund seeks to achieve long-term growth of capital. Income is a secondary objective. The Fund invests normally at least 80% of its net assets in equity securities including convertible securities. The Fund may also invest in preferred stocks or debt instruments that have prospects for growth of capital.


ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.


Alliance Variable Products Series Fund, Inc. ("Alliance Fund") is registered with the Securities and Exchange Commission as an open-end management investment company. It currently offers the Separate Account Class A shares of two of its Funds. Alliance Capital Management L.P. ("Alliance"), a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105 serves as the investment adviser to each Fund of the Alliance Fund. Alliance Capital Management Corporation ("CMC"), the sole general partner of Alliance, is an indirect wholly owned subsidiary of The Equitable Life Assurance Society of the United States, which is in turn a wholly owned subsidiary of AXA Financial, Inc., a holding company which is controlled by AXA, a French insurance holding company for an international group of insurance and related financial services companies. As the investment adviser, Alliance is paid fees by the Funds for its services. A summary of the investment objective and strategy of each Fund is set forth below.

Alliance Growth and Income Portfolio. This Fund seeks reasonable current income and reasonable opportunity for appreciation through investing primarily in dividend-paying stocks of good quality.



Alliance Premier Growth Portfolio. This Fund seeks growth of capital by pursuing aggressive investment policies. Since investments will be made based upon their potential for capital appreciation, current income is incidental to the objective of capital growth.


DAVIS VARIABLE ACCOUNT FUND, INC.


Davis Variable Account Fund, Inc. ("Davis Fund") is registered with the Securities and Exchange Commission as an open-end management investment company. It currently offers the Separate Account one of its Funds, the Davis Value Portfolio. Davis Selected Advisers, LP ("Davis Advisers"), located at 2949 East Elvira Road, Tucson, Arizona 85706, is the investment adviser to the Davis Value Portfolio. Davis Selected Advisers-NY, Inc. ("Davis Advisers-NY"), located at 609 Fifth Avenue, New York, New York 10017 serves as the subadviser to the Davis Value Portfolio. Davis Advisers-NY is a wholly owned subsidiary of Davis Advisers. Davis Advisers pays the subadvisory fee, not the Davis Value Portfolio. As the investment adviser, Davis Advisers is paid fees by the Fund for its services. A summary of the investment objective and strategy of the Fund is set forth below.


Davis Value Portfolio. This Fund seeks to provide growth of capital. The Fund invests primarily in common stock of U.S. companies with market capitalizations of at least $5 billion. These companies are selected based on their potential for long-term growth, long-term return, and minimum risk.


DELAWARE VIP TRUST (FORMERLY, DELAWARE GROUP PREMIUM FUND)



Delaware VIP Trust ("Delaware Trust") is registered with the Securities and Exchange Commission as an open-end management investment company. It currently offers the Separate Account Standard Class Shares of one of its Funds, the Delaware VIP Trend Series. Delaware Management Company, located at One Commerce Square, Philadelphia, Pennsylvania 19103, serves as the investment adviser to the Delaware VIP Trend Series. Delaware Management Company is a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. As the investment adviser, Delaware Management Company is paid fees by the Fund for its services. Until April 30, 2003, Delaware Management Company has agreed to waive its management fee and reimburse the Delaware VIP Trend Series for expenses to the extent that total expenses will not exceed 0.95%. A summary of the investment objective and strategy of the Fund is set forth below.



Delaware VIP Trend Series (formerly the Trend Series). This Fund seeks long-term capital appreciation. The Fund invests primarily in stocks of small, growth-oriented emerging companies that Fund management believes are responsive to changes within the marketplace and which management believes have fundamental characteristics to support continued growth.



MERCURY VARIABLE TRUST (FORMERLY THE MERCURY HW VARIABLE TRUST)



Mercury Variable Trust ("Mercury Trust"), a Massachusetts business trust, is registered with the Securities and Exchange Commission as an open-end management investment company. The Mercury Trust is intended to serve as the investment medium for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain insurance companies.



Mercury Advisors, 800 Scudders Mill Road, Plainsboro, New Jersey 08536, serves as the investment adviser to the Mercury International Value V.I. Fund and generally administers the affairs of the Mercury Trust. As the investment adviser, Mercury Advisors is paid fees by the Fund for its services. Merrill Lynch Asset Management, U.K. Limited ("MLAM U.K."), located at Ropemaker Place, 25 Ropemaker Street, London, England E2Y 9LY, serves as the subadviser to the Mercury International Value V.I. Fund. MLAM U.K. is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. Mercury Advisors pays the subadvisory fee, not the Mercury International Value V.I. Fund. A summary of the investment objective and strategy of the Fund is set forth below.



Mercury International Value V.I. Fund (formerly the Mercury HW International Value VIP Portfolio). The Fund's investment objective is to provide current income and long-term growth of income, accompanied by growth of capital. The Fund invests at least 65% of its total assets in stocks in at least ten foreign markets. In investing the Fund, Mercury Advisors follows a value style. This means that it buys stocks that it believes are currently undervalued by the market and thus have a lower price than their true worth.


MFS(R)VARIABLE INSURANCE TRUST(SM)


MFS(R)Variable Insurance Trust(SM) ("MFS Trust") is registered with the Securities and Exchange Commission as an open-end management investment company. It currently offers the Separate Account Initial Class shares of two of its Funds.


Massachusetts Financial Services Company ("MFS"), a Delaware corporation, 500 Boylston Street, Boston, Massachusetts 02116, serves as the investment adviser to each Fund of the MFS Trust. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which, in turn, is an indirect wholly owned subsidiary of Sun Life Assurance Company of Canada. As the investment adviser, MFS is paid fees by these Funds for its services. A summary of the investment objectives and strategies for each Fund is set forth below.


MFS Emerging Growth Series. This Fund seeks long-term growth of capital. The Fund invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities of emerging growth companies. These companies are companies that the Fund's adviser believes are either early in their life cycle but have the potential to become major enterprises or are major enterprises whose rates of earnings growth are expected to accelerate.



MFS Investors Trust Series. This Fund seeks mainly to provide long-term growth of capital and secondarily to provide reasonable current income. Under normal conditions, the Fund invests at least 65% of its net assets in common stock and related securities. Although the Fund may invest in companies of any size, it primarily invests in companies with larger market capitalizations and attractive valuations based on current and expected earnings or cash flow.


PIMCO VARIABLE INSURANCE TRUST


PIMCO Variable Insurance Trust ("PIMCO Trust") is registered with the Securities and Exchange Commission as an open-end management investment company. It currently offers Administrative Class shares of one of its Funds, the Total Return Portfolio, to the Separate Account. Pacific Investment Management Company LLC ("PIMCO"), located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660, serves as the investment adviser to the Total Return Portfolio. PIMCO is a wholly owned subsidiary partnership of PIMCO Advisers, L.P. As the investment adviser, PIMCO is paid fees by the Fund for its services. A summary of the investment objective and strategy of the Fund is set forth below.



Total Return Portfolio (formerly, Total Return Bond Portfolio). This Fund seeks to maximize total return, consistent with preservation of capital and prudent investment management. Under normal circumstances, the Fund invests at least 65% of its assets in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration normally varies within a three- to six-year time frame based on PIMCO's forecast for interest rates.


SELIGMAN PORTFOLIOS, INC.


Seligman Portfolios, Inc. ("Seligman Portfolios") is registered with the Securities and Exchange Commission as an open-end management investment company. It currently offers the Separate Account Class 1 shares of one of its Funds, the Small-Cap Value Portfolio. J. & W. Seligman & Co. Incorporated ("Seligman"), located at 100 Park Avenue, New York, New York 10017 serves as the investment manager to the Seligman Small-

Cap Value Portfolio. As the investment adviser, Seligman is paid fees by the Fund for its services. A summary of the investment objective and strategy of the Fund is set forth below.

Seligman Small-Cap Value Portfolio. This Fund seeks long-term capital appreciation. Generally, the Fund invests at least 65% of its total assets in the common stocks of "value" companies with small market capitalization up to $2 billion that the Fund manager believes have been undervalued, either historically, by the market, or by their peers.

VAN KAMPEN LIFE INVESTMENT TRUST


Van Kampen Life Investment Trust ("Van Kampen Trust") is registered with the Securities and Exchange Commission as a diversified open-end management company. It currently offers the Separate Account Class I shares of one of its Funds, the Emerging Growth Portfolio. Van Kampen Asset Management Inc. ("Van Kampen Management") is the portfolio's investment adviser. Van Kampen Management is located at 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, and is a wholly owned subsidiary of Van Kampen Investments, Inc. Van Kampen Funds Inc., the distributor of the Fund, is also a wholly owned subsidiary of Van Kampen Investments, Inc. Van Kampen Investments, Inc. is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. As the investment adviser, Van Kampen Management is paid fees by the Fund for its services. A summary of the investment objective and strategy of the Fund is set forth below.



Emerging Growth Portfolio. The investment objective of the Fund is to seek capital appreciation. Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing at least 65% of the Fund's total assets in a portfolio of common stocks of emerging growth companies. Emerging growth companies are those domestic or foreign companies that the Fund's investment adviser believes have rates of earnings growth expected to accelerate or whose rates of earnings growth are expected to exceed that of the overall economy (because of factors such as new or rejuvenated managements, new products, services or markets, extended product cycles, acquisitions or as a result of changing markets or industry conditions), are early life cycle companies with the potential to become major enterprises, or have rising earnings expectations or rising valuations. Emerging growth companies may be of any size, including larger, more established companies or smaller, developing companies.


THE OPERATION OF THE FUNDS

Purchases and Redemptions of Fund Shares; Reinvestment. The Separate Account will purchase and redeem shares of the Funds at net asset value to provide benefits under the Contracts. Fund distributions to the Separate Account are automatically reinvested at net asset value in additional shares of the Funds.

Voting Rights. We own all Fund shares held in the Separate Account. As the owner, we have the right to vote on any matter put to vote at any Fund's shareholder meetings. However, we will vote all Fund shares attributable to Contracts by following instructions we receive from you. If we don't receive voting instructions, we'll vote those shares in the same proportion as shares for which we receive instructions. We determine the number of shares you may give voting instructions on by dividing your interest in a subaccount by the net asset value per share of the corresponding Fund. We'll determine the number of shares you may give voting instructions on as of a record date we choose. We may vote Fund shares in our own right if laws change to permit us to do so.

You have voting rights until the Contract terminates. You may give voting instructions concerning:

     (1) the election of a Fund's Board of Directors;

     (2) ratification of a Fund's independent accountant;

     (3) approval of the investment advisory agreement for a Fund corresponding to one of your selected subaccounts;

     (4) any change in a fundamental investment policy of a Fund corresponding to one of your selected subaccounts; and

     (5) any other matter requiring a vote of the Fund's shareholders.

Material Conflicts, Substitution of Investments and Changes to the Separate Account. It is conceivable that material conflicts could arise as a result of both variable annuity and variable life insurance separate accounts investing in the Funds. Although no material conflicts are foreseen, the participating insurance companies will monitor events in order to identify any material conflicts between variable annuity and variable life insurance contract owners to determine what action, if any, should be taken. Material conflicts could result from such things as (1) changes in state insurance law, (2) changes in federal income tax law or (3) differences between voting instructions given by variable annuity and variable life insurance contract owners. If a conflict occurs, we may be required to eliminate one or more subaccounts of the Separate Account or substitute a new subaccount. In responding to any conflict, we will take the action we believe necessary to protect our Contract owners.

We may substitute a different investment option for any of the current Funds. We can do this for both existing investments and the investment of future premiums. However, before any such substitution, we would need the approval of the Securities and Exchange Commission and applicable state insurance departments. We will notify you of any substitutions.

We may also add new subaccounts to the Separate Account, eliminate subaccounts in the Separate Account, deregister the Separate Account under the Investment Company Act of 1940 (the "1940 Act"), make any changes required by the 1940 Act, operate the Separate Account as a managed investment company under the 1940 Act or any other form permitted by law, transfer all or a portion of the assets of a subaccount or separate account to another subaccount or separate account pursuant to a combination or otherwise, and create new separate accounts.

Before we make certain changes we need approval of the Securities and Exchange Commission and applicable state insurance departments. We will notify you of any changes.


Administrative Service Arrangements. The investment adviser of a Fund (or its affiliates) pays compensation to us or our affiliates, which may be significant, in connection with administration, distribution, or other services provided with respect to the Funds and their availability through the Contracts. The amount of this compensation is based upon a percentage of the assets of the Fund attributable to the Contracts and other contracts that we or our affiliates issue, and may include 12b-1 fees. These percentages differ, and some advisers (or affiliates) may pay more than others.


                            FACTS ABOUT THE CONTRACT

STATE VARIATIONS


Contracts issued in your state may provide different features and benefits from those described in this Prospectus. This Prospectus provides a general description of the Contracts. Your actual Contract and any endorsements are the controlling documents. If you would like to review a copy of the Contract or any endorsements, contact our Service Center.


WHO MAY BE COVERED

You may apply for a Contract for an insured age 20 through 79. We will consider issuing Contracts for insureds from ages 80 through 85 on an individual basis. The insured's issue age is his or her age as of the birthday nearest the contract date. Before we'll issue a Contract, the insured must meet our medical and other underwriting and insurability requirements.

We use two methods of underwriting:

     - simplified underwriting, with no physical exam; and

     - medical underwriting with a physical exam.

The initial payment amount and the age of the insured determine whether we'll do underwriting on a simplified or medical basis. The chart below shows the maximum initial payment that we'll underwrite on a simplified basis:

INSURED'S                   MAXIMUM
   AGE                      PREMIUM
---------                   --------
20-29                       $ 25,000
30-39                       $ 40,000
40-49                       $ 60,000
50-59                       $100,000
60-64                       $120,000
65-69                       $150,000
70-74                       $200,000
75-79                       $275,000

We Assign Insureds to Underwriting Classes. In assigning insureds to underwriting classes, we distinguish between those insureds underwritten on a simplified basis and those underwritten on a medical basis. Under both simplified and medical underwriting methods we may issue Contracts either in the standard or non-smoker class. We may also issue Contracts in a "substandard" underwriting class. Individuals in substandard classes have health or lifestyle factors less favorable than the average person. For a discussion of the effect of underwriting classification on cost of insurance, see "Charges Deducted from the Account Value -- Cost of Insurance Charge."

INITIAL PAYMENT

Minimum. To purchase a Contract, you must complete an application and make a payment. We require the payment to put the Contract into effect. The minimum single payment for a Contract is $10,000. You may make additional premium payments during the first contract year. (See "Making Additional Payments.")

Coverage. Insurance coverage generally begins on the contract date. This is usually the next business day following our receipt of the initial premium payment at our Service Center.


Initial Investment Allocation. Generally, during the first 14 days following the in-force date, the initial premium payment will remain in the subaccount investing in the Domestic Money Market V.I. Fund. Afterward, we'll reallocate the account value to the subaccounts you've selected. You may invest in up to five of the subaccounts.


The Initial Face Amount. Your initial payment determines the face amount. At any time, the face amount is the amount which will provide a guarantee period to the insured's attained age 100. (See "Guarantee Period.")

RIGHT TO CANCEL ("FREE LOOK" PERIOD)

You may cancel your Contract during the "free look" period by returning it for a refund. Generally, the "free look" period ends 10 days after you receive the Contract. Some states allow a longer period of time to return the Contract. If required by your state, the "free look" period ends the later of 10 days after you receive the Contract and 45 days from the date you complete the application. To cancel the Contract during the "free look" period, you must mail or deliver the Contract to our Service Center or to the Financial Advisor who sold it. We will refund your premium payments without interest. We may require you to wait six months before applying for another contract.

MAKING ADDITIONAL PAYMENTS

After fourteen days following the in-force date, you may make up to four additional premium payments during the first contract year provided the attained age of the insured is not over 80. The minimum additional premium payment is $2,000. You need to use an Application for Additional Payment.

We require satisfactory evidence of insurability before we accept an additional payment. Currently, we won't accept an additional payment where the evidence of insurability would put the insured in a different underwriting class with different guaranteed or higher current cost of insurance rates. If mandated under applicable law, we may be required to reject a payment.


Unless you specify otherwise, if there is any loan debt, we will apply any payment made first as a loan repayment with any excess applied as an additional premium payment. (See "Loans.")


We invest an additional payment in the subaccount investing in the Domestic Money Market V.I. Fund on the business day after we receive it. Once we complete the underwriting and accept the payment, we credit the payment to your Contract and allocate the payment either according to your instructions or, if you don't give us instructions, proportionately to the account value in each of the Contract's subaccounts.


Effect on Account Value and Variable Insurance Amount. On the date we accept the additional premium payment, we increase the account value by the amount of the payment. In addition, we increase the variable insurance amount by the amount of the payment multiplied by the applicable net single premium factor. This means the increase in the variable insurance amount will always be greater than the amount of the payment.

Effect on Face Amount. We increase the Contract's face amount as of the effective date of the additional premium payment. See "Guaranteed Benefits" for a discussion of how the new face amount is determined.

ACCOUNT VALUE

A Contract's account value is the sum of the amounts invested in each of the subaccounts. On the contract date, the account value equals the initial premium payment. We adjust the account value daily to reflect the investment performance of the subaccounts you've selected. (See "Net Rate of Return for a Subaccount.") The investment performance reflects the deduction of Separate Account charges. (See "Charges to the Separate Account.")

Deductions for the expense charge, cost of insurance charge, net loan cost, and surrender charges and any partial withdrawals and loans decrease the account value. (See "Charges Deducted from the Account Value," "Partial Withdrawals" and "Loans.") Any deductions for transaction charges, such as for transfers in excess of 12 in a single contract year, or for exchanging the Contract for a fixed life insurance contract or changing the insured, also decrease the account value. An asset-based credit that begins after the tenth contract year, and any loan repayments and additional payments increase the account value.

You may elect from which subaccounts loans and partial withdrawals are taken and to which subaccounts repayments and additional payments are added. If you don't make an election, we will allocate increases and decreases in proportion to the account value in each of the subaccounts.

OWNER'S RIGHT TO TRANSFER ACCOUNT VALUE

You may transfer all or part of the account value among the subaccounts. To make a transfer, you must provide us with satisfactory notice at our Service Center. The transfer takes effect on the business day we receive the notice. The following features apply to transfers under this Contract:

     - The minimum amount that may be transferred from any subaccounts in any transaction is $100 or the remaining balance, if less.

     - You select the subaccount(s) to which to make a transfer. The maximum number of subaccounts in which you may have account value at any one time is five.

     - There is a maximum of 12 transfers allowed without charge each contract year; we reserve the right to deduct a $25 charge for the 13th and each additional transfer.

     - We consider all telephone and/or written requests processed on the same day to be one transfer, regardless of the number of subaccounts affected by the transfer(s).

     - We deduct the transfer charge from the amount being transferred.

     - Transfers due to dollar cost averaging, loans, or the initial reallocation of account value from the Domestic Money Market V.I. subaccount do not count as transfers for purposes of assessing the transfer charge.


An excessive number of transfers, including short-term "market timing" transfers, may adversely affect the performance of the Fund in which a subaccount invests. If, in our sole opinion, a pattern of an excessive number of transfers develops for a Contract, we reserve the right not to process a transfer request. We also reserve the right not to process a transfer request when the sale or purchase of shares or units of a Fund is not reasonably practicable due to actions taken or limitations imposed by the Fund.

CHARGES, FEES AND CREDITS

We deduct the charges described below to cover costs and expenses, services provided, and risks assumed under the Contracts. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular Contract. For example, the contingent deferred sales load (or "CDSL") may not fully cover all of the sales and distribution expenses we actually incur. We may use proceeds from other charges, including the asset-based charge and cost of insurance charge, in part to cover such expenses.

We deduct certain charges on processing dates from each subaccount in proportion to the account value in that subaccount. (See "Charges Deducted from the Account Value.") We deduct certain charges daily from the investment results of each subaccount in determining its net rate of return. (See "Charges to the Separate Account.") We may also deduct charges upon surrender of the Contract. (See "Surrender Charge.") We may deduct certain transaction charges. (See "Transaction Charges.") The Funds also pay monthly advisory fees and other expenses. (See "Fund Expenses.")

Starting at the end of the first processing period of the 11th Contract year, we add an asset-based credit to the account value which effectively reduces the amount of the asset-based charge we collect. (See "Credits Added to Account Value.")

CHARGES DEDUCTED FROM THE ACCOUNT VALUE

Expense Charge. The expense charge compensates us, in part, for the cost of any federal or state tax we pay in connection with the issuance of the Contract. The expense charge is a quarterly charge equal to .1125% (.45% annually) of the contract value. It is calculated on each processing date, beginning with the Contract date by multiplying the quarterly charge by the Contract value. We accrue the expense charge daily between processing dates and deduct it in arrears from the account value on the next processing date following the calculation date through the tenth contract anniversary. We deduct the accrued expense charge to determine the Contract value and therefore the surrender value.

Cost of Insurance Charge. This charge compensates us for the cost of providing life insurance coverage on the insured. The current cost of insurance charge cannot exceed the guaranteed maximum cost of insurance charge.

Current Cost of Insurance Charge. The current cost of insurance charge is an asset-based charge applied to the contract value and is based upon the underwriting class and issue age of the insured. We calculate the cost of insurance charge on each processing date beginning with the Contract date by multiplying the current cost of insurance rate by the Contract value. We accrue the cost of insurance charge daily between processing dates and deduct it in arrears from the account value on the next processing date following the calculation date. We deduct the accrued charge to determine the Contract value and therefore the surrender value.

Current cost of insurance rates distinguish between insureds in the simplified underwriting class and medical underwriting class. Current cost of insurance rates would be lower for an insured in a medical underwriting class than for a similarly situated insured in a simplified underwriting class. The current cost of insurance rates for the simplified underwriting class are higher because we perform less underwriting and therefore we incur more risk. Current rates also distinguish between insureds in a smoker (standard) underwriting class and insureds in a non-smoker underwriting class. For Contracts issued on insureds under the same underwriting method, current cost of insurance rates are lower for non-smokers than for smokers. For Contracts issued on a substandard basis, current cost of insurance rates are higher than for a similarly situated Contract issued in a standard (unrated) underwriting class.

We have the right to increase our current cost of insurance rates. In no case will the current cost of insurance charge exceed the Guaranteed Maximum Cost of Insurance Charge described below. Any change in the current cost of insurance rates will apply to all insureds of the same age, sex and underwriting class whose Contracts have been in-force for the same length of time.

Guaranteed Maximum Cost of Insurance Charge. The Guaranteed Maximum Cost of Insurance Charge is determined by multiplying the applicable guaranteed maximum rate shown in the Contract by the net amount at risk divided by 1000. The guaranteed maximum rates for Contracts (except those issued on a substandard basis) do not exceed the rates based on the 1980 Smoker/Non-Smoker Male/Female Commissioners Standard Ordinary Mortality Table (1980 CSO Table). The maximum rates for Contracts issued on a substandard basis are based on a multiple of the 1980 CSO Table.

Net Loan Cost.  The net loan cost is explained under "Loans."

CHARGES TO THE SEPARATE ACCOUNT

Asset-Based Charge. We deduct an asset-based charge daily from the investment results of each subaccount in determining its rate of return. This charge is intended to compensate us for:

     - the risk we assume that insureds as a group will live for a shorter time than actuarial tables predict. As a result, we would be paying more in death benefits than planned; and

     - the risks we assume that it will cost us more to issue and administer the Contracts than expected; and

     - the risk we assume for potentially unfavorable investment results. One risk is that the current asset-based cost of insurance charge will not be sufficient to cover the expense of the insurance benefits being provided. Another risk is that we may have to limit the deduction for the cost of insurance charge (see "Guaranteed Maximum Cost of Insurance Charge" above).

The asset-based charge is a daily charge equal to .003699% (1.35% annually). If the asset-based charge is not enough to cover the actual expenses of mortality, maintenance, and administration, we will bear the loss. If the charge exceeds actual expenses, we will add the excess to our profit and we may use it to finance distribution expenses. We cannot increase the total charge.

SURRENDER CHARGE

The surrender charge is equal to a percentage of each premium withdrawn or surrendered during the first 10 years following payment of the premium. The surrender charge consists of a contingent deferred sales load and an unamortized expense charge. The contingent deferred sales load is intended to cover, at least in part, the costs associated with the distribution of the Contract. The unamortized expense charge is intended to cover, at least in part, the expenses incurred at issuance of the Contract resulting from certain taxes.

The surrender charge is deducted from your account value. It decreases over time, as shown below.

                                                                            % OF PREMIUM WITHDRAWN
                                                            ------------------------------------------------------
                                                             1     2    3    4    5    6    7    8    9   10   11+
          COMPLETED YEARS SINCE PREMIUM PAYMENT             ----  ---  ---  ---  ---  ---  ---  ---  ---  ---  ---
Contingent Deferred Sales Load............................   6.0  5.4  4.8  4.2  3.6  3.0  2.4  1.8  1.2  0.6    0
Unamortized Expense Charge................................   4.0  3.6  3.2  2.8  2.4  2.0  1.6  1.2  0.8  0.4    0
                                                            ----  ---  ---  ---  ---  ---  ---  ---  ---  ---  ---
Total Surrender Charge....................................  10.0  9.0  8.0  7.0  6.0  5.0  4.0  3.0  2.0  1.0    0

For purposes of calculating the surrender charge, gain is never subject to the charge. "Gain" is equal to the contract value less premiums remaining in the Contract. To calculate the surrender value, we determine the amount of any surrender charge payable by assuming gain is withdrawn first, followed by premiums on a first-in, first-out basis.

To determine the amount of any surrender charge applicable to a partial withdrawal and the premiums remaining in the Contract, unloaned gain is assumed to be withdrawn first. For this purpose, "unloaned gain" is equal the contract value less the premiums remaining in the Contract, less loan interest credited to the loan collateral account that has not been repaid.

TRANSACTION CHARGES

Transfer Charges. We reserve the right to charge $25 for each transfer of account value in excess of 12 transfers in a contract year.

Change of Insured Charge. We reserve the right to charge up to $500 if you change the insured under the Contract.

Exchange for Fixed Contract Charge. We reserve the right to charge up to $500 if you exchange this Contract for a contract with benefits that do not vary with the investment results of a separate account.

FUND EXPENSES


In calculating net asset values, the Funds deduct advisory fees and operating expenses from assets. (See "Charges, Fees and Credits".) Information about those fees and expenses also can be found in the prospectus and Statement of Additional Information for each Fund.


CREDITS ADDED TO THE ACCOUNT VALUE

Starting at the end of the first processing period of the 11th contract year, we add an asset-based credit to the account value. The quarterly credit is .1125% (.45% annually) of account value, credited on each processing date. This credit effectively reduces the annual asset-based charge (see "Charges to the Separate Account").

SURRENDER VALUE

We don't guarantee any minimum surrender value. On any contract anniversary the surrender value equals:

     - the Contract's account value on that date;

     - plus loan debt

     - minus any applicable surrender charge.

On any other processing date, the surrender value equals the above, less any accrued net loan cost. If the date of calculation is not a processing date, we also subtract the accrued cost of insurance charge and accrued expense charge. (See "Charges, Fees and Credits.")

CANCELING TO RECEIVE NET SURRENDER VALUE

A contract owner may cancel the Contract at any time while the insured is living and receive the net surrender value in a lump sum or under an income option. The net surrender value is equal to the surrender value less any loan debt.

You must make the request in writing in a form satisfactory to us. All rights to the death benefit will end on the date you send the written request to us. The effective date of the cancellation is the valuation date our Service Center receives a cancellation request. Canceling the Contract may have tax consequences. (See "Tax Considerations.")

PARTIAL WITHDRAWALS

After the first contract year, you may make up to six partial withdrawals each Contract year by submitting a request in a form satisfactory to us. The amount of any partial withdrawal may not exceed an amount which would reduce the face amount below the minimum face amount for which we would then issue the Contract. The amount of the withdrawal also may not exceed the loan value less any loan debt, and in any event the withdrawal amount may not exceed 80% of the net surrender value.

The minimum amount for each partial withdrawal is $1,000. The effective date of the withdrawal is the valuation date our Service Center receives a withdrawal request. A partial withdrawal may not be repaid.

A surrender charge may apply to a partial withdrawal. (See "Surrender Charge.")

Partial withdrawals are treated as distributions under the Contract for federal tax purposes and may also be subject to a 10% penalty tax. (See "Tax Considerations.")

Effect on Account Value and Variable Insurance Amount. As of the effective date of the withdrawal, we reduce the account value by the amount of the partial withdrawal and any applicable surrender charge. Unless you tell us differently, we allocate this reduction in proportion to the account value in each of your subaccounts. In addition, we reduce the variable insurance amount by the amount of the withdrawal and any surrender charge multiplied by the appropriate net single premium factor. This means the reduction in the variable insurance amount prior to insured's attained age 100 will always be greater than the amount of the withdrawal and any surrender charge.

Effect on Face Amount. As of the effective date of a partial withdrawal, we reduce the Contract's face amount. See "Guaranteed Benefits" for a discussion of how the new face amount is determined.

LOANS

You may use the Contract as collateral to borrow funds from us. The minimum loan is $500. You may repay all or part of the loan debt any time during the insured's lifetime. Each repayment must be for at least $500 or the amount of the loan debt, if less. Certain states don't permit us to set a minimum amount to be borrowed or repaid.

Loans taken from modified endowment contracts ("MECs") are generally treated as distributions under the Contract for federal tax purposes and may also be subject to a 10% penalty tax. (See "Tax Considerations.")

When you take a loan, we transfer from your account value the amount of the loan and hold it as collateral in our general account. When a loan repayment is made, we transfer the amount of the repayment from the general account to the subaccounts. You may select the subaccounts you want to borrow from, and the subaccounts you want to repay (including interest payments). If you don't specify, we'll take the borrowed amounts proportionately from and make repayments proportionately to your account value as then allocated to each of the subaccounts.

If you have the CMA Insurance Service, you can transfer loan proceeds and loan repayments to and from your CMA account.

Effect On Death Benefit And Surrender Value. Whether or not you repay a loan, taking a loan will have a permanent effect on a Contract's surrender value and may have a permanent effect on its death benefit. This is because the collateral for a loan does not participate in the performance of the subaccounts while the loan is outstanding. If the amount credited to the collateral is more than what is earned in the subaccounts, the surrender value will be higher as a result of the loan, as may be the death benefit. Conversely, if the amount credited is less, the surrender value will be lower, as may be the death benefit. In that case, the lower surrender value may cause the Contract to terminate sooner than if no loan had been taken.

Loan Value. The loan value of a Contract equals 90% of its surrender value. The maximum amount that can be borrowed at any time is the difference between the loan value and the loan debt. The surrender value is the net surrender value plus any loan debt.

Interest. While loan debt remains unpaid, we can charge interest at a maximum of 6.00% annually (we currently charge 5%). Interest accrues each day and payments are due at the end of each contract year. IF YOU DON'T PAY THE INTEREST WHEN DUE, IT IS TREATED AS A NEW LOAN AND WE ADD IT TO THE UNPAID LOAN AMOUNT. Since this Contract is generally issued as a MEC, the unpaid interest added to the unpaid loan amount is treated as a distribution and taxed accordingly. (See "Tax Considerations.")


The amount held in our general account as collateral for a loan earns interest at a rate of 4% annually.


Net Loan Cost. On each contract anniversary we reduce the account value by the net loan cost (the difference between the loan interest charged and the earnings on the amount held as collateral in the general account) and add that amount to the amount held in the general account as collateral for the loan. Since the interest charged is a maximum of 6% (currently 5%) and the collateral earnings on such amounts are 4%, the maximum net loan cost on loaned amounts is 2% (currently 1%). We take the accrued net loan cost into account in determining the net surrender value of the Contract if the date of surrender is not a contract anniversary.


Cancellation Due to Excess Loan Debt. If the loan debt exceeds the surrender value on a processing date, INCLUDING A PROCESSING DATE DURING THE GUARANTEE PERIOD, we will mail a notice of intent to terminate the Contract to you. The Contract will terminate 61 days after we mail this notice, unless we have received at least the minimum repayment amount specified in the notice.

GUARANTEE PERIOD

During the guarantee period, we cannot terminate the Contract regardless of investment results unless loan debt exceeds the surrender value. The guarantee period extends to the insured's attained age 100. The guarantee period will not change as a result of additional premium payments, or partial withdrawals. We hold a reserve in our general account to support this guarantee. After the guarantee period, the Contract will remain in effect as long as the net surrender value is sufficient to cover all charges due. (See
"Loans -- Cancellation Due to Excess Loan Debt.")

GUARANTEED BENEFITS

The guaranteed minimum death benefit is equal to the face amount. The face amount increases as a result of an additional premium payment or decreases as a result of a partial withdrawal as of the effective date of the transaction. We use the fixed base to determine the adjustments to the face amount due to payments or withdrawals.

As of the effective date of the transaction, the fixed base is increased by the amount of a premium payment or decreased by the amount of a withdrawal. If the effective date is not a processing date, we also increase the fixed base by an amount of interest on the premium paid, from the effective date to the next processing date, equivalent to an annual rate of 4%. We likewise decrease the fixed base by the amount of interest on the withdrawal, from the effective date to the next processing date, at the same 4% annual rate.

Increase in Face Amount Due to Additional Premium Payment. The amount of the increase is determined by multiplying the increase in the fixed base due to the payment by the appropriate net single premium factor.

Decrease in Face Amount Due to Withdrawal. The amount of the decrease is determined by multiplying the decrease in the fixed base due to the withdrawal by the appropriate net single premium factor.

The appropriate net single premium factor is the factor as of the processing date on or next following the effective date of the transaction. See "Net Single Premium Factor" under Variable Insurance Amount.

                                 DEATH BENEFIT


The death benefit for this Contract on any day on or prior to the Insured's Attained Age 100 is the greater of the guaranteed minimum death benefit and the variable insurance amount. The death benefit on any day after the insured's attained age 100 is the contract value. The tax consequences of continuing your Contract beyond the insured's attained age 100 are unclear and a tax advisor should be consulted if you intend to keep your Contract in force beyond the insured's attained age 100.


Guaranteed Minimum Death Benefit. The guaranteed minimum death benefit is equal to the face amount. The guaranteed minimum death benefit will increase as a result of an additional premium payment, or it will decrease as a result of a partial withdrawal. The guaranteed minimum death benefit is not affected by investment results or the allocation of the account value among the subaccounts. After the insured's attained age 100, there is no guaranteed minimum death benefit.

Variable Insurance Amount. We determine the variable insurance amount daily by multiplying the contract value by the appropriate net single premium factor.

--------------------------------------------------------------------------------
                           NET SINGLE PREMIUM FACTOR

In calculating the variable insurance amount, we use the net single premium factor to determine the amount of death benefit purchased by $1.00 of contract value. The net single premium factor is based on the insured's sex, attained age, and underwriting class on the date of calculation. It decreases daily as the insured's age increases. As a result, the variable insurance amount as a multiple of the contract value will decrease over time. Also, net single premium factors may be higher for a woman than for a man of the same age. Your Contract contains a table of net single premium factors as of each anniversary. The net single premium factor at Insured's attained age 100 and after is equal to 1.0.

                Table Of Illustrative Net Single Premium Factors
                                On Anniversaries
                         Non-Smoker Underwriting Class

ATTAINED AGE                                                 MALE
------------                                                -------
35........................................................  4.29039
45........................................................  3.07406
55........................................................  2.24426
65........................................................  1.70152
75........................................................  1.36814
100+......................................................  1.00000

--------------------------------------------------------------------------------

DEATH BENEFIT PROCEEDS

Amount of Death Benefit Proceeds. The death benefit proceeds equals the death benefit, less any loan debt. The values used in calculating the death benefit proceeds are as of the date of death.

If the insured dies during the 61-day period after we mail notice of our intent to terminate (see "Loans -- Cancellation Due to Excess Loan Debt"), the death benefit proceeds equals the death benefit proceeds in effect immediately before the 61-day period minus any overdue charges.

PAYMENT OF DEATH BENEFIT PROCEEDS


We will pay the death benefit proceeds to the beneficiary when we receive all information needed to process the payment, including due proof of the insured's death. When we first receive reliable notification of the insured's death from a representative of the owner or the insured, we may transfer the account value to the subaccount investing in the Domestic Money Market V.I. Fund, pending payment of death benefit proceeds.


We will generally pay the death benefit proceeds to the beneficiary within seven days after our Service Center receives all the information needed to process the payment. We may delay payment, however, if we are contesting the Contract or under the circumstances described in "Using the Contract" and "Other Contract Provisions".

We will add interest from the date of the insured's death to the date of payment at an annual rate of at least 4%. The beneficiary may elect to receive the proceeds either in a single payment or under one or more income options described under "Choosing an Income Option."

                            MORE ABOUT THE CONTRACT

USING THE CONTRACT

Ownership. The contract owner is the insured, unless someone other than the insured has been named as the owner in the application. The contract owner has all rights and options described in the Contract.

If you are not the insured, you may want to name a contingent owner. If you die before the insured, the contingent owner will own your interest in the Contract and have all your rights. If you don't name a contingent owner and you die before the insured, your estate will then own your interest in the Contract.

If there is more than one contract owner, we will treat the owners as joint tenants with rights of survivorship unless the ownership designation provides otherwise. We may require completion of additional forms. The owners must exercise their rights and options jointly, except that any one of the owners may transfer the Contract's account value by phone if that owner provides the personal identification number as well as the Contract number. One contract owner must be designated, in writing, to receive all notices, correspondence and tax reporting to which contract owners are entitled under the Contract.

Changing the Owner. During the insured's lifetime, you have the right to transfer ownership of the Contract. However, if you've named an irrevocable beneficiary, that person will need to consent. The new owner will have all rights and options described in the Contract. The change will be effective as of the date the notice is signed, but will not affect any payment we've made or action we've taken before our Service Center receives the notice of the change. Changing the owner may have tax consequences.

Assigning the Contract As Collateral. You may assign the Contract as collateral security for a loan or other obligation. This does not change the ownership. However, your rights and any beneficiary's rights are subject to the terms of the assignment. You must give satisfactory written notice at our Service Center in order to make or release an assignment. We are not responsible for the validity of any assignment.

A collateral assignment will generally be treated as a taxable distribution and may also be subject to a 10% penalty tax.

Naming Beneficiaries. We will pay the primary beneficiary the death benefit proceeds of the Contract on the insured's death. If the primary beneficiary has died before the insured, we will pay the contingent beneficiary. If no contingent beneficiary is living, we will pay the insured's estate.

You may name more than one person as primary or contingent beneficiaries. We will pay proceeds in equal shares to the surviving beneficiaries unless the beneficiary designation provides differently.

You have the right to change beneficiaries during the insured's lifetime. However, if your primary beneficiary designation is irrevocable, the primary beneficiary must consent when certain contract rights and options are exercised. If you change the beneficiary, the change will take effect as of the date the notice is signed, but will not affect any payment we've made or action we've taken before our Service Center receives notice of the change.

Changing the Insured. Subject to certain requirements, you may request a change of insured once each contract year. We must receive a written request signed by you and the proposed new insured. Neither the original nor the new insured can have attained ages as of the effective date of the change that are less than the minimum nor more than the maximum ages for which we would then issue this Contract. The new insured must have been alive at the time the Contract was issued. We will also require evidence of insurability for the proposed new insured. The proposed new insured must qualify for a standard or better underwriting classification. Outstanding loan debt must first be repaid and the Contract cannot be under a collateral assignment. If we approve the request for change, insurance coverage on the new insured will take effect on the processing date on or next following the date of approval, provided the new insured is still living at that time and the Contract is still in effect.

We will change the Contract as follows on the effective date:

     - The issue date of this Contract is changed to the effective date of change.

     - The issue age for the new insured is the new insured's age as of his or her birthday nearest the contract date.

     - The guaranteed maximum cost of insurance rates and net single premium factors are those in effect on the contract date for a person with the same issue age, sex, and underwriting class as the new insured.

     - The initial face amount is recalculated based on the issue age, sex and underwriting class of the new insured.

     - The face amount is recalculated if there have been any additional premium payments or partial withdrawals since the Contract Date.

     - A change of insured charge (maximum of $500) is deducted from the account value.

Changing the insured will generally be treated as a taxable transaction.

When We Make Payments. We generally pay death benefit proceeds, partial withdrawals, loans and the net surrender value within seven days after our Service Center receives all the information needed to process the payment. However, we may delay payment if it isn't practical for us to value or dispose of Fund shares because:


     - the New York Stock Exchange is closed, other than for a customary weekend or holiday;



     - trading on the New York Stock Exchange is restricted by the Securities and Exchange Commission;


     - the Securities and Exchange Commission declares that an emergency exists such that it is not reasonably practical to dispose of securities held in the Separate Account or to determine the value of their assets; or

     - the Securities and Exchange Commission by order so permits for the protection of contract owners.


If mandated under applicable law, we may be required to block a contract owner's account and thereby refuse to accept any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.


DOLLAR COST AVERAGING


What Is It? The Contract offers an optional transfer feature called Dollar Cost Averaging ("DCA"). This feature allows you to make automatic monthly transfers from the subaccount investing in the Domestic Money Market V.I. Fund to up to four other subaccounts, depending on your current allocation of account value. The DCA program will terminate and no transfers will be made if transfers under DCA would cause you to be invested in more than five subaccounts including the Domestic Money Market V.I. Fund.


The DCA feature is intended to reduce the effect of short-term price fluctuations on investment cost. Since the same dollar amount is transferred to selected subaccounts each month, more units of a subaccount are purchased when their value is low and fewer units are purchased when their value is high. Therefore, over the long term a DCA program may let you buy units at a lower average cost. However, a DCA program does not assure a profit or protect against a loss in declining markets.

You can choose the DCA feature at any time. Once you start using it, you must continue it for at least three months. You can select a duration in months for the DCA program. If you do not choose a duration, we will make transfers at monthly intervals until the balance in the subaccount investing in the Domestic Money Market V.I. Fund is zero. While the DCA program is in place any amount in the Domestic Money Market V.I. Subaccount is available for transfer.



Minimum Amounts. To elect DCA, you need to have a minimum amount in the Domestic Money Market V.I. Subaccount. We determine the amount required by multiplying the specified length of your DCA program ("DCA duration") in months by your specified monthly transfer amount. If you do not select a DCA duration, we determine the minimum amount required by multiplying your monthly transfer amount by 3 months. You must specify at least $100 for transfer each month. Allocations may be made in specific whole dollar amounts or in whole-number percentage increments of at least 1%. We reserve the right to change these minimums.



Should the amount in your Domestic Money Market V.I. Subaccount be less than the selected monthly transfer amount, we'll notify you that you need to put more money in the Domestic Money Market V.I. Subaccount to continue DCA. If you do not select a DCA duration or the DCA duration you selected has not been reached and the amount in the Domestic Money Market V.I. Subaccount is less than the monthly transfer amount, we will transfer your remaining balance in the Domestic Money Market V.I. Subaccount. Transfers are made based on your DCA allocation instructions or pro-rata based on your specified transfer amounts.


When Do We Make DCA Transfers? We'll make the first DCA transfer on the first monthly anniversary date after the later of the date our Service Center receives your election or fourteen days after the in-force date. We'll make additional DCA transfers on each subsequent monthly anniversary. We don't charge for DCA transfers. These transfers are in addition to other transfers permitted under the Contract.


ASSET ALLOCATION PROGRAM



Under the Asset Allocation Program, we allocate your premiums and rebalance your account value quarterly according to an asset allocation model you have selected based on your investment goals and risk tolerance. There are currently five asset allocation models to choose from:



     - Capital Preservation



     - Current Income



     - Income and Growth



     - Long-Term Growth



     - Aggressive Growth



Each model identifies specific subaccounts and the percentage of premium or account value that should be allocated to each of those subaccounts. We may periodically adjust the composition of each model. These adjustments become effective at the end of the calendar quarter.



The asset allocation models are not recommendations, have not been designed with your specific financial circumstances in mind, and may not be appropriate for any particular individual. There may be other allocations that would be more appropriate to satisfy your needs and goals.



Asset Allocation can be elected at issue or at any time after issue. You may elect the Asset Allocation Program in writing or by telephone, once we get proper telephone transfer authorization. If you elect the Asset Allocation Program, you must include all account value in the program. We allocate all premiums, unless you instruct us otherwise, in accordance with your selected model. If you elect the Asset Allocation Program at issue, we rebalance your account value 14 days following the in-force date. If you elect the Asset Allocation Program after issue, we rebalance your account value upon receipt of your notice of election, but not earlier than 14 days following the in-force date.

On the last business day of each calendar quarter, we automatically rebalance your account value to maintain the subaccounts and percentages for your selected model. We perform this periodic rebalancing to take account of:



     - increases and decreases in account value in each subaccount due to subaccount performance,



     - increases and decreases in account value in each subaccount due to withdrawals, transfers, and premium payments, and



     - any adjustments we make to your selected model.



The asset allocation model that you select under the program will override any prior percentage allocations that you have chosen, and we will allocate all future premiums according to your selected model. You may change your selected model at any time, and we will rebalance your account value upon receipt of the notice of the change. You may also switch to the Rebalancing Program at any time, and we will rebalance your account value upon receipt of the notice of the change. Once elected, you may instruct us, in a written form satisfactory to us, at any time to terminate the program. Currently, we don't charge for transfers under this program. These transfers are in addition to other transfers permitted under the Contract.



We reserve the right to make changes to this program at any time. If you choose the Rebalancing Program or the DCA Program, you cannot use the Asset Allocation Program.



REBALANCING PROGRAM



Under the Rebalancing Program, we allocate your premiums and rebalance your account value quarterly according to the subaccounts and percentages you have selected based on your investment goals and risk tolerance.



The Rebalancing Program can be elected at issue or at any time after issue. You may elect the Rebalancing Program in writing or by telephone, once we get proper telephone transfer authorization. If you elect the Rebalancing Program, you must include all account value in the program. We allocate all premiums, unless you instruct us otherwise, in accordance with the particular percentage allocation among the subaccounts that you have selected. If you elect the Rebalancing Program at issue, we rebalance your account value 14 days following the in-force date. If you elect the Rebalancing Program after issue, we rebalance your account value upon receipt of your notice of election, but not earlier than 14 days following the in-force date.



On the last business day of each calendar quarter, we automatically rebalance your account value to maintain the particular percentage allocation among the subaccounts that you have selected. We perform this periodic rebalancing to take account of:



     - increases and decreases in account value in each subaccount due to subaccount performance, and



     - increases and decreases in account value in each subaccount due to withdrawals, transfers, and premium payments.



The percentages that you select under the Rebalancing Program will override any prior percentage allocations that you have chosen and we will allocate all future premiums according to your percentage allocations. You may change your allocations at any time, and we will rebalance your account value upon receipt of the notice of the change. You may also switch to the Asset Allocation Program at any time, and we will rebalance your account value upon receipt of the notice of the change. Once elected, you may instruct us, in a written form satisfactory to us, at any time to terminate the program. Currently, we don't charge for transfers under this program. These transfers are in addition to other transfers permitted under the Contract.



We reserve the right to make changes to this program at any time. If you choose the Asset Allocation Program or the DCA Program, you cannot use the Rebalancing Program.

RIGHT TO EXCHANGE THE CONTRACT

Within 18 months of the issue date (24 months in some states) you may exchange your Contract for a contract with benefits that do not vary with the investment results of a separate account. Your request must be in writing. Also, you must return the original Contract to our Service Center.

The new contract will have the same owner and beneficiary as those of the original Contract on the date of the exchange. It will also have the same issue age, issue date, face amount, surrender value, benefit riders and underwriting class as the original Contract on the date of the exchange. Any loan debt will be carried over to the new contract.

We won't require evidence of insurability to exchange for a new "fixed" contract. We reserve the right to impose a charge of $500 if you exercise this right to exchange.

CHOOSING AN INCOME OPTION

In addition to payments in a lump sum, we offer several income options to provide for payment of the death benefit proceeds to the beneficiary. Payments under these options do not depend on the investment results of a separate account. You may choose one or more income options at any time during the insured's lifetime. If you haven't selected an option when the insured dies, the beneficiary has one year to apply the death benefit proceeds either paid or payable to one or more of the options. In addition, if you cancel the Contract for its net surrender value, you may also choose one or more income options for payment of the proceeds.

We need to approve any option where:

     - the person named to receive payment ("payee") is other than you or the beneficiary;

     - the payee is not a natural person, such as a corporation; or

     - any income payment would be less than $100.

Income options include:

     - Income for a Fixed Period. We make payments in equal installments for a fixed number of years.

     - Income for Life. We make payments in equal monthly installments until the death of a named person or the end of a designated period, whichever is later. The designated period may be for 10 or 20 years. Other designated periods and payment schedules may be available on request.

     - Interest Payment. You can leave amounts with us to earn interest at an annual rate of at least 3%. Interest payments can be made annually, semi-annually, quarterly or monthly.

     - Income of a Fixed Amount. We make payments in equal installments until proceeds applied under this option, and interest on the unpaid balance at not less than 3% per year, are exhausted.

     - Joint Life Income. We make payments in monthly installments as long as at least one of two named persons is living. Other payment schedules may be available on request. While both are living, full payments are made. If one dies, payments of at least two-thirds of the full amount are made. Payments end completely when both named persons die.

     - Immediate Annuity. You can use amounts to purchase any single premium immediate annuity we offer.

REPORTS TO CONTRACT OWNERS

At the end of each processing period, we will send you a statement showing the allocation of your account value, death benefit, surrender value, and any loan debt and the guaranteed minimum death benefit. All figures will be as of the end of the immediately preceding processing period. The statement will show the amounts deducted from or added to the account value during the processing period. The statement will also include any other information that may be currently required by your state.

You will receive confirmation of all financial transactions. These confirmations will show the price per unit of each of your subaccounts, the number of units you have in the subaccount and the value of the subaccount computed by multiplying the quantity of units by the price per unit. (See "Net Rate of Return for a Subaccount.")

We will also send you an annual and a semi-annual report containing financial statements and a list of portfolio securities of the Funds, as required by the 1940 Act.

SOME ADMINISTRATIVE PROCEDURES

We reserve the right to modify or eliminate the procedures described below. For administrative and tax purposes, we may from time to time require that specific forms be completed for certain transactions. These include premium payments, transfers, loans and partial withdrawals.

If you have the Cash Management Account(R)* ("CMA") Insurance Service, payments may be withdrawn automatically from your CMA account and transferred to your Contract.

--------------------------------------------------------------------------------
                             CMA INSURANCE SERVICE

If you have a Merrill Lynch Cash Management Account(R) ("CMA"(R)),* you may elect to have your Contract linked electronically to that account. We call this the CMA Insurance Service. With this service, certain Contract information is included as part of your regular monthly CMA Statement. However, the Contract is not an asset held in your CMA. Your CMA Statement will list the account value allocation, death benefit, net surrender value, loan debt and any CMA activity affecting the Contract during the month.
---------------
* Cash Management Account and CMA are registered trademarks of MLPF&S.

--------------------------------------------------------------------------------

Personal Identification Number. We will send you a four-digit personal identification number ("PIN") within 14 days after the in-force date. You must give this number when you call our Service Center to get information about the Contract or, if all required authorization forms are on file, to make a transfer, loan, partial withdrawal, or other request.


You should protect your PIN, because telephone transactions will be available to anyone who provides your PIN. We may not be able to verify that you are the person providing telephone instructions, or that you have authorized any such person to act for you.


Transferring Account Value. You can transfer your account value either in writing or by telephone. If you request the transfer by telephone, you must give your Contract number, name, and PIN. We will give a confirmation number over the telephone and then follow up in writing.

Requesting A Loan. You may request a loan in writing or, by telephone. If you request the loan by telephone, you must give your Contract number, name and PIN, and tell us the loan amount and the subaccounts from which the loan should be taken.

Upon request, we will wire the funds to the account at the financial institution named on your authorization. We will generally wire the funds within two business days of receipt of the request. If you have the CMA Insurance Service, funds may be transferred directly to that CMA account.

Requesting Partial Withdrawals. You may request partial withdrawals in writing or by telephone. If you request the withdrawal by telephone, you must give your Contract number, name and PIN, and tell us how much to withdraw and from which subaccounts.

Upon request, we will wire the funds to the account at the financial institution named on your authorization. We will usually wire the funds within two business days of receipt of the request. If you have the CMA Insurance Service, funds can be transferred directly to that CMA account.

Telephone Requests. Once our Service Center receives your authorization you can call our Service Center to make a transfer, loan or partial withdrawal. A telephone request for a transfer, loan, or partial withdrawal received before 4 p.m. (ET) will generally be processed the same day. A request received at or after 4 p.m. (ET) will be processed the following business day. We reserve the right to change procedures or discontinue the ability to make telephone transfers.

We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include, but are not limited to, possible recording of telephone calls and obtaining appropriate identification before effecting any telephone transactions. We will not be liable for following telephone instructions that we reasonably believe to be genuine.

Telephone systems may not always be available. Any telephone system, whether it is yours, your service provider's, your Financial Advisor's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Service Center.

OTHER CONTRACT PROVISIONS

Errors in the Application. If an age or sex stated in the application is wrong, it could mean that the face amount or any other Contract benefit is wrong. We will pay the correct benefits for the true age and sex.

Incontestability. We will rely on statements made in the applications. We can contest the validity of a Contract if any material misstatements are made in the application. In addition, we can contest any amount of death benefit attributable to an additional payment if any material misstatements are made in the application required with the additional payment. Subject to state regulation, we won't contest the validity of a Contract after it has been in effect during the insured's lifetime for two years from the date of issue. Nor will we contest any amount of death benefit attributable to an additional payment after the death benefit has been in effect during the insured's lifetime for two years from the date the payment was received and accepted.

Changes in Contract Cost Factors. Any changes in contract cost factors (current cost of insurance rates and loan charges) that we have reserved the right to make will be by class and based upon changes in future expectations for such elements as mortality, persistency, expenses and taxes. The contract cost factors are determined prospectively. We will not recoup prior losses by means of contract cost factor changes. We will determine any change in contract cost factors in accordance with procedures and standards on file, if required, with the insurance supervisory official of the jurisdiction in which we deliver this Contract.

Payment In Case Of Suicide. Subject to state regulation, if the insured commits suicide within two years from the Contract's issue date, we will pay only a limited death benefit. The benefit will be equal to the amount of the payments made less withdrawals and loan debt.

If the insured commits suicide within two years of any date an additional payment is received and accepted, any amount of death benefit attributable to the additional payment will be limited to the amount of the payment less withdrawals and loan debt attributable to the additional payment.

Contract Changes -- Applicable Federal Tax Law. To receive the tax treatment accorded to life insurance under federal income tax law, the Contract must qualify initially and continue to qualify as life insurance under the Internal Revenue Code or successor law. To maintain this qualification to the maximum extent of the law, we reserve the right to return any additional payments that would cause the Contract to fail to qualify as life insurance under applicable federal tax law as we may interpret it. Further, we reserve the right to make changes in the Contract or its riders or to make distributions from the Contract to the extent necessary to continue to qualify the Contract as life insurance. Any changes will apply uniformly to all Contracts that are affected and you will be given advance written notice of such changes.

State Variations. Certain Contract features, including the "free look" right, are subject to state variation. You should read your Contract carefully to determine whether any variations apply in the state in which the Contract is issued.

GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce or eliminate surrender charges, asset-based charges, asset-based credits, expense charges, and the minimum payment, and may modify cost of insurance rates and underwriting classifications and requirements.

Group arrangements include those in which a trustee or an employer, for example, purchases Contracts covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell Contracts to its employees on an individual basis.

Costs for sales, administration, and mortality generally vary with the size and stability of the group and the reasons the Contracts are purchased, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy Contracts or that have been in existence less than six months will not qualify for reduced charges.

We make any reductions according to rules in effect when an application for a Contract or additional payment is approved. We may change these rules from time to time. However, reductions in charges will not discriminate unfairly against any person.

UNISEX LEGAL CONSIDERATIONS

In 1983 the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. In addition, legislative, regulatory or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances.


The Contracts offered by this Prospectus are based on mortality tables that distinguish between men and women. As a result, the Contract pays different benefits to men and women of the same age. Employers and employee organizations should check with their legal advisors before purchasing these Contracts.


Some states prohibit the use of actuarial tables that distinguish between men and women in determining payments and contract benefits for contracts issued on the lives of their residents. Therefore, Contracts offered in this Prospectus to insure residents of these states will have unisex payments and benefits which are based on actuarial tables that do not differentiate on the basis of sex. You should disregard references made in this Prospectus to such sex-based distinctions.

SELLING THE CONTRACTS


Role Of Merrill Lynch, Pierce, Fenner & Smith, Incorporated. MLPF&S is the principal underwriter of the Contract. It was organized in 1958 under the laws of the state of Delaware and is registered as a broker-dealer under the Securities Exchange Act of 1934. It is a member of the National Association of Securities Dealers, Inc. ("NASD"). The principal business address of MLPF&S is 4 World Financial Center, New York, New York 10080. MLPF&S also acts as principal underwriter of other variable life insurance and variable annuity contracts we issue, as well as variable life insurance and variable annuity contracts issued by ML Life Insurance Company of New York, an affiliate of ours. MLPF&S also acts as principal underwriter of certain mutual funds managed by Merrill Lynch Investment Managers, L.P., the investment adviser for the Variable Series Funds.


MLPF&S may arrange for sales of the Contract by other broker-dealers who are registered under the Securities Exchange Act of 1934 and are members of the NASD. Registered representatives of these other broker-dealers may be compensated on a different basis than MLPF&S Financial Advisors; however, commissions paid to registered representatives of these broker-dealers will not exceed those described below. Selling firms may retain a portion of commissions. We pay commissions through the registered broker-dealer, and may pay additional compensation to the broker-dealer and/or reimburse it for a portion of its expenses relating to sales of the Contract. The registered representative may receive a portion of the expense reimbursement allowance paid to the broker-dealer.


Role Of Merrill Lynch Life Agencies. Contracts are sold by registered representatives of MLPF&S who are registered with the NASD. Registered representatives of MLPF&S are licensed as insurance agents in the states in which they do business and appointed through various Merrill Lynch Life Agencies as insurance agents for us. We have entered into a distribution agreement with MLPF&S and companion sales agreements with the Merrill Lynch Life Agencies through which the Contracts and other variable life insurance contracts issued through the Separate Account are sold and the registered representatives are compensated by Merrill Lynch Life Agencies and/or MLPF&S. The amounts paid under the distribution and sales agreements for the Separate Account for the year ended December 31, 2001, December 31, 2000 and December 31, 1999 were $11,233,773, $24,344,271, and $23,810,374, respectively.


Commissions. The maximum commission we will pay to Financial Advisors ("FAs") is 4.40% of each premium. Additional annual compensation of no more than .20% of the account value may also be paid to your FA. FAs may elect to receive a lower commission as a percent of each premium in exchange for higher compensation as a percent of the account value. In such a case, the maximum additional annual compensation is .96% of the account value.

The maximum commission we will pay to the applicable insurance agency to be used to pay commissions to the FAs is 6.30% of each premium, and up to 1.10% of the account value.

Registered representatives of MLPF&S are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that MLPF&S offers, such as conferences, trips, and awards. Other payments may be made for services that do not directly involve the sale of the Contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

We intend to recoup commissions paid and other sales expenses through fees and charges imposed under the Contract. Commissions paid on the Contract, including other incentives or payments, are not charged directly to the contract owner or the Separate Account.

We offer the Contracts to the public on a continuous basis. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

TAX CONSIDERATIONS


Introduction. The following summary discussion is based on our understanding of current Federal income tax law as the Internal Revenue Service (IRS) now interprets it. We can't guarantee that the law or the IRS's interpretation won't change. It does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other tax advisors should be consulted for further information.


We haven't considered any applicable federal gift, estate or any state or other tax laws. Of course, your own tax status or that of your beneficiary can affect the tax consequences of ownership or receipt of distributions.

Tax Status of the Contract. In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the IRC. Although guidance as to how these requirements are to be applied is limited, we believe that a standard premium class Contract should satisfy the applicable requirements. However, there is less guidance with respect to Contracts issued on a substandard basis (i.e., a premium class involving a higher than standard mortality risk). If it is subsequently determined that a Contract does not satisfy the applicable requirements, we may take appropriate steps to bring the

Contract into compliance with such requirements and reserve the right to restrict Contract transactions in order to do so.

Diversification Requirements. IRC section 817(h) and the regulations under it provide that separate account investments underlying a Contract must be "adequately diversified" for it to qualify as a life insurance contract under IRC section 7702. The Separate Account intends to comply with the diversification requirements of the regulations under section 817(h). This will affect how we make investments.

In certain circumstances, owners of variable life contracts have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Contract such as the flexibility of an owner to allocate premium payments and transfer account value have not been explicitly addressed in published IRS rulings. While we believe that the Contracts do not give owners investment control over variable account assets, we reserve the right to modify the Contracts as necessary to prevent an owner from being treated as the owner of the variable account assets supporting the Contract.

The following discussion assumes that the Contract will qualify as a life insurance contract for Federal income tax purposes.


Tax Treatment Of Contract Benefits In General. We believe that the death benefit under a Contract should generally be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Contract proceeds depend on the circumstances of each owner or beneficiary. A tax advisor should be consulted on these consequences.


Generally, the owner will not be deemed to be in constructive receipt of the contract value until there is a distribution. When distributions from a Contract occur, or when loans are taken out from or secured by (e.g., by assignment) a Contract, the tax consequences depend on whether the Contract is classified as a "MEC." If a loan is outstanding when a Contract is cancelled or lapses or when benefits are paid under such a Contract at maturity, the amount of the indebtedness will be added to any amount distributed and taxed accordingly.


"Modified Endowment Contracts". Under the IRC, certain life insurance contracts are classified as "MECs," with less favorable tax treatment than other life insurance contracts. In most cases the Contract will be classified as a MEC. Any Contract issued in exchange for a MEC will be a MEC. A Contract issued in exchange for a life insurance contract that is not a MEC will generally not be treated as a MEC. The payment of additional premiums at the time of or after the exchange or certain changes to the Contract after it is issued may, however, cause the Contract to become a MEC. A prospective owner should consult a tax advisor before effecting an exchange.


Distributions (Other Than Death Benefits) From MECs. Contracts classified as MECs are subject to the following tax rules:

       (1) All pre-death distributions, (including partial withdrawals, loans, collateral assignments, capitalized interest or complete surrender) will be treated as ordinary income on an income first basis up to the amount of any income in the Contract (generally the contract value less the owner's investment in the Contract) immediately before the distribution.

       (2) A 10 percent additional income tax is also imposed on the amount included in income except where the distribution (including loans, capitalized interest, assignments, partial withdrawals or complete surrender) is made when the owner has attained age 59 1/2 or becomes disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of the owner and the owner's beneficiary.

If a contract that is not originally issued as a MEC but subsequently becomes a MEC, distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from the

Contract within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Contract that is not a MEC at the time of such distribution could later become taxable as a distribution from a MEC


Distributions Other Than Death Benefits From Contracts That Are Not
MECs. Distributions from a Contract that is not a MEC are generally treated first as a recovery of an owner's investment in the Contract and, only after the recovery of all investment in the Contract, as taxable income. However, certain distributions which must be made in order to enable the Contract to continue to qualify as a life insurance contract for Federal income tax purposes, if Contract benefits are reduced during the first 15 contract years, may be treated in whole or in part as ordinary income subject to tax.


Loans from or secured by a Contract that is not a MEC are generally not treated as distributions. Finally, neither distributions from nor loans from or secured by a Contract that is not a MEC are subject to the 10 percent additional tax.

Investment In The Contract. Your investment in the Contract is generally your aggregate premiums. When a distribution is taken from the Contract, your investment in the Contract is generally reduced by the amount of the distribution that is tax-free.


Loans. In general, interest on a loan from a Contract will not be deductible. Before taking out a Contract loan, an Owner should consult a tax advisor as to the tax consequences.


Multiple Contracts. All MECs that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.


Continuation of Contract Beyond Age 100. The tax consequences of continuing the Contract beyond the insured's attained age 100 are unclear. You should consult a tax advisor if you intend to keep the Contract in force beyond the insured's attained age 100.



Withholding. To the extent that Contract distributions are taxable, they are generally subject to withholding for the recipient's federal tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.


Transfers. The transfer of the Contract or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Contract to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Contract proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.


Contracts Used For Business Purposes. The Contract can be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such arrangements may vary depending on the particular facts and circumstances. If you are purchasing the Contract for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Contract or a change in an existing Contract should consult a tax advisor. In particular, you should consult an advisor with respect to split dollar insurance given new guidance recently issued by the IRS on these types of plans.

FOREIGN TAX CREDITS



To the extent that any Fund makes the appropriate election, certain foreign taxes paid by the Fund will be treated as being paid by the Company, which may deduct or claim a tax credit for such taxes. The benefits of any such deduction or credit will not be passed through to the contract owners.


Alternative Minimum Tax. There may also be an indirect tax upon the income in the Contract or the proceeds of a Contract under the Federal corporate alternative minimum tax, if you are subject to that tax.


Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. It is possible that any legislative change could be retroactive (that is, effective prior to the date of the change). Consult a tax advisor with respect to legislative developments and their effect on the Contract.


We don't make any guarantee regarding the tax status of any contract or any transaction regarding the Contract.


The above discussion is not intended as tax advice. For tax advice you should consult a competent tax advisor. Although this tax discussion is based on our understanding of federal income tax laws as they are currently interpreted, we can't guarantee that those laws or interpretations will remain unchanged.


OUR INCOME TAXES

Insurance companies are generally required to capitalize and amortize certain policy acquisition expenses over a ten year period rather than currently deducting such expenses. This treatment applies to the deferred acquisition expenses of a Contract and will result in a significantly higher corporate income tax liability for us in early contract years. We make a charge, included in the Contract's expense charge, to compensate us for the anticipated higher corporate income taxes that result from the sale of a Contract. (See "Charges, Fees and Credits.")

We currently make no other charges to the Separate Account for any federal, state or local fees and credit that we incur that may be attributable to the Separate Account or to the Contracts. We reserve the right, however, to make a charge for any tax or other economic burden resulting from the application of tax laws that we determine to be properly attributable to the Separate Account or to the Contracts.

REINSURANCE

We intend to reinsure some of the risks assumed under the Contracts.

                                 ILLUSTRATIONS

Illustrations of Death Benefits, Contract Value, Surrender Value and Accumulated
Payments: The tables below demonstrate the way in which the Contract works. The tables are based on the following face amounts, and premium payments and assume maximum mortality charges.


          1. The illustration on page 40 is for a Contract issued to a male age 55 in the simplified non-smoker underwriting class with a single payment of $100,000 and a face amount of $224,426.



          2. The illustration on page 41 is for a Contract issued to a female age 60 in the simplified non-smoker underwriting class with a single payment of $100,000 and a face amount of $218,196.



          3. The illustration on page 42 is for a Contract issued to a male age 71 in the simplified non-smoker underwriting class with a single payment of $100,000 and a face amount of $148,053.



          4. The illustration on page 43 is for a Contract issued to a male age 65 in the medical non-smoker underwriting class with a single payment of $200,000 and a face amount of $340,304.


The tables show how the death benefit, Contract value and surrender value may vary over an extended period of time assuming hypothetical rates of return (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross annual rates of 0%, 6% and 12%.

The death benefit, Contract value and surrender value for a Contract would be different from those shown if the actual rates of return averaged 0%, 6% and 12% over a period of years, but also fluctuated above or below those averages for individual contract years.

The amounts shown for the death benefit, Contract value and surrender value as of the end of each contract year take into account Contract charges and credits and the asset-based charge equivalent to an annual rate of 1.35%.


The amounts shown in the tables also assume an additional charge of .83%. This charge assumes that the account value is allocated equally among all the subaccounts and is based on the 2001 expenses (including monthly advisory fees and operating expenses) for the Funds. This charge also reflects expense reimbursements made in 2001 to certain Funds by the investment adviser to the respective portfolio. (We cannot guarantee that these reimbursements will continue in the future.) Values illustrated would be lower if these reimbursements had not been taken into account. The actual charge under a Contract for Fund expenses will depend on the actual allocation of the Contract value and may be higher or lower depending on how the Contract value is allocated.



Taking into account the 1.35% asset charge in the Separate Account and the .83% charge described above, the gross annual rates of investment return of 0%, 6% and 12% correspond to net annual rates of -2.16%, 3.76%, and 9.68%, respectively. The gross returns are before any deductions and should not be compared to rates which reflect deduction of charges.


The hypothetical returns shown on the tables are without any income tax charges that may be attributable to the Separate Account in the future (although they do reflect the charge for federal income taxes included in the expense charge). In order to produce after-tax returns of 0%, 6% and 12%, the Funds would have to earn a sufficient amount in excess of 0% or 6% or 12% to cover any tax charges attributable to the Separate Account.

The second column of the tables shows the amount which would accumulate if an amount equal to the premium payment was invested to earn interest at an after-tax rate of 5% compounded annually.

We will furnish upon request a personalized illustration reflecting the proposed insured's age, face amount and the payment amounts requested. The illustration will also use current cost of insurance rates.

            MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT
                               MALE ISSUE AGE 55
     $100,000 INITIAL PAYMENT FOR SIMPLIFIED NON-SMOKER UNDERWRITING CLASS
                             FACE AMOUNT: $224,426
                   BASED ON MAXIMUM COST OF INSURANCE CHARGES

                                                                                                      END OF YEAR
                                                                              TOTAL                 DEATH BENEFIT(2)
                                                                            PAYMENTS          ASSUMING HYPOTHETICAL GROSS
                                                                            MADE PLUS         ANNUAL INVESTMENT RETURN OF
                                                                        INTEREST AT 5% AS   --------------------------------
                     CONTRACT YEAR                        PAYMENTS(1)    OF END OF YEAR        0%         6%         12%
                     -------------                        -----------   -----------------   --------   --------   ----------
 1.....................................................    $100,000         $105,000        $224,426   $224,426   $  235,671
 2.....................................................           0         $110,250        $224,426   $224,426   $  247,481
 3.....................................................           0         $115,763        $224,426   $224,426   $  259,883
 4.....................................................           0         $121,551        $224,426   $224,426   $  272,908
 5.....................................................           0         $127,628        $224,426   $224,426   $  286,588
 6.....................................................           0         $134,010        $224,426   $224,426   $  300,954
 7.....................................................           0         $140,710        $224,426   $224,426   $  316,043
 8.....................................................           0         $147,746        $224,426   $224,426   $  331,891
 9.....................................................           0         $155,133        $224,426   $224,426   $  348,537
10.....................................................           0         $162,889        $224,426   $224,426   $  366,018
15.....................................................           0         $207,893        $224,426   $224,426   $  488,863
20.....................................................           0         $265,330        $224,426   $224,426   $  653,080
30.....................................................           0         $432,194        $224,426   $224,426   $1,166,388

                                                                   END OF YEAR                      END OF YEAR
                                                                CONTRACT VALUE (2)               SURRENDER VALUE(2)
                                                           ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS
                                                           ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF
                                                          ------------------------------   ------------------------------
                     CONTRACT YEAR                           0%         6%        12%         0%         6%        12%
                     -------------                        --------   --------   --------   --------   --------   --------
 1.....................................................   $ 96,421   $102,316   $108,180   $86,779    $ 92,316   $ 98,180
 2.....................................................   $ 92,799   $104,625   $116,975   $84,447    $ 95,625   $107,975
 3.....................................................   $ 89,123   $106,924   $126,434   $81,993    $ 98,924   $118,434
 4.....................................................   $ 85,383   $109,212   $136,605   $79,406    $102,212   $129,605
 5.....................................................   $ 81,550   $111,475   $147,530   $76,657    $105,475   $141,530
 6.....................................................   $ 77,601   $113,703   $159,253   $73,721    $108,703   $154,253
 7.....................................................   $ 73,508   $115,887   $171,826   $70,568    $111,887   $167,826
 8.....................................................   $ 69,239   $118,013   $185,299   $67,162    $115,013   $182,299
 9.....................................................   $ 64,746   $120,058   $199,713   $63,451    $118,058   $197,713
10.....................................................   $ 59,976   $122,000   $215,112   $59,376    $121,000   $214,112
15.....................................................   $ 32,194   $136,246   $323,102   $32,194    $136,246   $323,102
20.....................................................          0   $147,608   $477,349         0    $147,608   $477,349
30.....................................................          0   $132,400   $986,316         0    $132,400   $986,316

(1) All payments are illustrated as if made at the beginning of the contract year.
(2) Assumes no loan has been made.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE INVESTMENT PERFORMANCE. ACTUAL RATES OF RETURN WILL FLUCTUATE OVER TIME, MAY BE HIGHER OR LOWER THAN THOSE ILLUSTRATED, AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. ACTUAL RATES OF RETURN WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS SELECTED, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT, CONTRACT VALUE, AND SURRENDER VALUE COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF RETURN AVERAGED 0%, 6% AND 12%, BUT FLUCTUATED OVER AND UNDER THOSE AVERAGES THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LOWER THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE CONTRACT UNLESS THE OWNER PAYS MORE THAN THE STATED PREMIUM. NO REPRESENTATIONS CAN BE MADE BY US OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

            MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT
                              FEMALE ISSUE AGE 60
     $100,000 INITIAL PAYMENT FOR SIMPLIFIED NON-SMOKER UNDERWRITING CLASS
                             FACE AMOUNT: $218,196
                   BASED ON MAXIMUM COST OF INSURANCE CHARGES

                                                                                                       END OF YEAR
                                                                           TOTAL                     DEATH BENEFIT(2)
                                                                         PAYMENTS              ASSUMING HYPOTHETICAL GROSS
                                                                         MADE PLUS             ANNUAL INVESTMENT RETURN OF
                                                                     INTEREST AT 5% AS       --------------------------------
                 CONTRACT YEAR                     PAYMENTS(1)        OF END OF YEAR            0%         6%         12%
                 -------------                     -----------   -------------------------   --------   --------   ----------
 1..............................................    $100,000             $105,000            $218,196   $218,196   $  229,129
 2..............................................           0             $110,250            $218,196   $218,196   $  240,611
 3..............................................           0             $115,763            $218,196   $218,196   $  252,668
 4..............................................           0             $121,551            $218,196   $218,196   $  265,333
 5..............................................           0             $127,628            $218,196   $218,196   $  278,632
 6..............................................           0             $134,010            $218,196   $218,196   $  292,601
 7..............................................           0             $140,710            $218,196   $218,196   $  307,272
 8..............................................           0             $147,746            $218,196   $218,196   $  322,680
 9..............................................           0             $155,133            $218,196   $218,196   $  338,861
10..............................................           0             $162,889            $218,196   $218,196   $  355,857
15..............................................           0             $207,893            $218,196   $218,196   $  475,256
20..............................................           0             $265,330            $218,196   $218,196   $  634,879
30..............................................           0             $432,194            $218,196   $218,196   $1,133,868

                                                                    END OF YEAR                      END OF YEAR
                                                                 CONTRACT VALUE(2)                SURRENDER VALUE(2)
                                                            ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS
                                                            ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF
                                                           ------------------------------   ------------------------------
                     CONTRACT YEAR                            0%         6%        12%         0%         6%        12%
                     -------------                         --------   --------   --------   --------   --------   --------
 1......................................................   $96,384    $102,280   $108,142   $86,746    $ 92,280   $ 98,142
 2......................................................   $92,753    $104,582   $116,929   $84,405    $ 95,582   $107,929
 3......................................................   $89,077    $106,884   $126,390   $81,951    $ 98,884   $118,390
 4......................................................   $85,325    $109,170   $136,558   $79,352    $102,170   $129,558
 5......................................................   $81,463    $111,422   $147,468   $76,575    $105,422   $141,468
 6......................................................   $77,467    $113,630   $159,167   $73,594    $108,630   $154,167
 7......................................................   $73,316    $115,790   $171,711   $70,383    $111,790   $167,711
 8......................................................   $68,995    $117,902   $185,170   $66,925    $114,902   $182,170
 9......................................................   $64,491    $119,971   $199,624   $63,201    $117,971   $197,624
10......................................................   $59,780    $121,992   $215,153   $59,182    $120,992   $214,153
15......................................................   $32,360    $136,970   $324,817   $32,360    $136,970   $324,817
20......................................................         0    $148,416   $481,075         0    $148,416   $481,075
30......................................................         0    $116,272   $995,687         0    $116,272   $995,687

(1) All payments are illustrated as if made at the beginning of the contract year.
(2) Assumes no loan has been made.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE INVESTMENT PERFORMANCE. ACTUAL RATES OF RETURN WILL FLUCTUATE OVER TIME, MAY BE HIGHER OR LOWER THAN THOSE ILLUSTRATED, AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. ACTUAL RATES OF RETURN WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS SELECTED, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT, CONTRACT VALUE, AND SURRENDER VALUE COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF RETURN AVERAGED 0%, 6% AND 12%, BUT FLUCTUATED OVER AND UNDER THOSE AVERAGES THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LOWER THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE CONTRACT UNLESS THE OWNER PAYS MORE THAN THE STATED PREMIUM. NO REPRESENTATIONS CAN BE MADE BY US OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

            MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT
                                MALE ISSUE AGE 71
     $100,000 INITIAL PAYMENT FOR SIMPLIFIED NON-SMOKER UNDERWRITING CLASS
                             FACE AMOUNT: $148,053
                   BASED ON MAXIMUM COST OF INSURANCE CHARGES

                                                                                                      END OF YEAR
                                                                               TOTAL                DEATH BENEFIT(2)
                                                                             PAYMENTS         ASSUMING HYPOTHETICAL GROSS
                                                                             MADE PLUS          ANNUAL RATE OF RETURN OF
                                                                         INTEREST AT 5% AS   ------------------------------
                     CONTRACT YEAR                         PAYMENTS(1)    OF END OF YEAR        0%         6%        12%
                     -------------                         -----------   -----------------   --------   --------   --------
 1......................................................    $100,000         $105,000        $148,053   $148,053   $155,489
 2......................................................           0         $110,250        $148,053   $148,053   $163,298
 3......................................................           0         $115,763        $148,053   $148,053   $171,501
 4......................................................           0         $121,551        $148,053   $148,053   $180,119
 5......................................................           0         $127,628        $148,053   $148,053   $189,171
 6......................................................           0         $134,010        $148,053   $148,053   $198,680
 7......................................................           0         $140,710        $148,053   $148,053   $208,669
 8......................................................           0         $147,746        $148,053   $148,053   $219,162
 9......................................................           0         $155,133        $148,053   $148,053   $230,184
10......................................................           0         $162,889        $148,053   $148,053   $241,763
15......................................................           0         $207,893        $148,053   $148,053   $323,146
20......................................................           0         $265,330        $148,053   $148,053   $432,008
29......................................................           0         $411,614        $148,053   $148,053   $731,813

                                                                    END OF YEAR                      END OF YEAR
                                                                 CONTRACT VALUE(2)               SURRENDER VALUE (2)
                                                            ASSUMING HYPOTHETICAL GROSS      ASSUMING HYPOTHETICAL GROSS
                                                            ANNUAL INVESTMENT RETURN OF      ANNUAL INVESTMENT RETURN OF
                                                           ------------------------------   ------------------------------
                     CONTRACT YEAR                            0%         6%        12%         0%         6%        12%
                     -------------                         --------   --------   --------   --------   --------   --------
 1......................................................   $95,443    $101,389   $107,224   $85,899    $ 91,389   $ 97,224
 2......................................................   $90,612    $102,702   $114,916   $82,457    $ 93,702   $105,916
 3......................................................   $85,386    $103,880   $123,056   $78,555    $ 95,880   $115,056
 4......................................................   $79,655    $104,895   $131,652   $74,079    $ 97,895   $124,652
 5......................................................   $73,304    $105,724   $140,727   $68,906    $ 99,724   $134,727
 6......................................................   $66,195    $106,341   $150,307   $62,885    $101,341   $145,307
 7......................................................   $58,160    $106,714   $160,421   $55,834    $102,714   $156,421
 8......................................................   $49,004    $106,809   $171,111   $47,534    $103,809   $168,111
 9......................................................   $38,461    $106,569   $182,412   $37,692    $104,569   $180,412
10......................................................   $26,168    $105,911   $194,354   $25,906    $104,911   $193,354
15......................................................         0    $ 97,236   $276,200         0    $ 97,236   $276,200
20......................................................         0    $ 30,989   $386,720         0    $ 30,989   $386,720
29......................................................         0           0   $731,813         0           0   $731,813

(1) All payments are illustrated as if made at the beginning of the contract year.
(2) Assumes no loan has been made.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE INVESTMENT PERFORMANCE. ACTUAL RATES OF RETURN WILL FLUCTUATE OVER TIME, MAY BE HIGHER OR LOWER THAN THOSE ILLUSTRATED, AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. ACTUAL RATES OF RETURN WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS SELECTED, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT, CONTRACT VALUE, AND SURRENDER VALUE COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF RETURN AVERAGED 0%, 6% AND 12%, BUT FLUCTUATED OVER AND UNDER THOSE AVERAGES THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LOWER THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE CONTRACT UNLESS THE OWNER PAYS MORE THAN THE STATED PREMIUM. NO REPRESENTATIONS CAN BE MADE BY US OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

            MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT
                                MALE ISSUE AGE 65
       $200,000 INITIAL PAYMENT FOR MEDICAL NON-SMOKER UNDERWRITING CLASS
                             FACE AMOUNT: $340,304
                   BASED ON MAXIMUM COST OF INSURANCE CHARGES

                                                                                                      END OF YEAR
                                                                              TOTAL                 DEATH BENEFIT(2)
                                                                            PAYMENTS          ASSUMING HYPOTHETICAL GROSS
                                                                            MADE PLUS         ANNUAL INVESTMENT RETURN OF
                                                                        INTEREST AT 5% AS   --------------------------------
                   CONTRACT YEAR                        PAYMENTS(1)      OF END OF YEAR        0%         6%         12%
                   -------------                       --------------   -----------------   --------   --------   ----------
 1..................................................      $200,000          $210,000        $340,304   $340,304   $  357,378
 2..................................................             0          $220,500        $340,304   $340,304   $  375,310
 3..................................................             0          $231,525        $340,304   $340,304   $  394,144
 4..................................................             0          $243,101        $340,304   $340,304   $  413,925
 5..................................................             0          $255,256        $340,304   $340,304   $  434,705
 6..................................................             0          $268,019        $340,304   $340,304   $  456,527
 7..................................................             0          $281,420        $340,304   $340,304   $  479,456
 8..................................................             0          $295,491        $340,304   $340,304   $  503,536
 9..................................................             0          $310,266        $340,304   $340,304   $  528,830
10..................................................             0          $325,779        $340,304   $340,304   $  555,404
15..................................................             0          $415,786        $340,304   $340,304   $  742,164
20..................................................             0          $530,660        $340,304   $340,304   $  991,940
30..................................................             0          $864,388        $340,304   $340,304   $1,772,738

                                                                END OF YEAR                        END OF YEAR
                                                             CONTRACT VALUE(2)                  SURRENDER VALUE(2)
                                                        ASSUMING HYPOTHETICAL GROSS        ASSUMING HYPOTHETICAL GROSS
                                                          ANNUAL RATE OF RETURN OF           ANNUAL RATE OF RETURN OF
                                                      --------------------------------   --------------------------------
                   CONTRACT YEAR                         0%         6%         12%          0%         6%         12%
                   -------------                      --------   --------   ----------   --------   --------   ----------
 1.................................................   $191,763   $203,592   $  215,284   $172,587   $183,592   $  195,284
 2.................................................   $183,208   $207,058   $  231,590   $166,719   $189,058   $  213,590
 3.................................................   $174,268   $210,384   $  248,984   $160,327   $194,384   $  232,984
 4.................................................   $164,864   $213,555   $  267,535   $153,323   $199,555   $  253,535
 5.................................................   $154,894   $216,543   $  287,307   $145,600   $204,543   $  275,307
 6.................................................   $144,218   $219,303   $  308,354   $137,007   $209,303   $  298,354
 7.................................................   $132,537   $221,706   $  330,630   $127,236   $213,706   $  322,630
 8.................................................   $119,871   $223,827   $  354,348   $116,275   $217,827   $  348,348
 9.................................................   $105,801   $225,502   $  379,449   $103,685   $221,502   $  375,449
10.................................................   $ 89,974   $226,629   $  405,955   $ 89,074   $224,629   $  403,955
15.................................................          0   $233,977   $  588,137          0   $233,977   $  588,137
20.................................................          0   $212,056   $  838,801          0   $212,056   $  838,801
30.................................................          0          0   $1,651,932          0          0   $1,651,932

(1) All payments are illustrated as if made at the beginning of the contract year.
(2) Assumes no loan has been made.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE INVESTMENT PERFORMANCE. ACTUAL RATES OF RETURN WILL FLUCTUATE OVER TIME, MAY BE HIGHER OR LOWER THAN THOSE ILLUSTRATED, AND LIKELY WILL BE BOTH POSITIVE AND NEGATIVE. ACTUAL RATES OF RETURN WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS SELECTED, PREVAILING INTEREST RATES, AND RATES OF INFLATION. THE DEATH BENEFIT, CONTRACT VALUE, AND SURRENDER VALUE COULD BE SIGNIFICANTLY DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF RETURN AVERAGED 0%, 6% AND 12%, BUT FLUCTUATED OVER AND UNDER THOSE AVERAGES THROUGHOUT THE YEARS SHOWN. DEPENDING ON THE TIMING AND DEGREE OF FLUCTUATION, THE ACTUAL VALUES COULD BE SUBSTANTIALLY LOWER THAN THOSE SHOWN, AND MAY, UNDER CERTAIN CIRCUMSTANCES, RESULT IN THE LAPSE OF THE CONTRACT UNLESS THE OWNER PAYS MORE THAN THE STATED PREMIUM. NO REPRESENTATIONS CAN BE MADE BY US OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                MORE ABOUT MERRILL LYNCH LIFE INSURANCE COMPANY

DIRECTORS AND EXECUTIVE OFFICERS

Our directors and executive officers and their positions with us are as follows:


                NAME                             POSITION WITH THE COMPANY
                ----                             -------------------------
Michael Cogswell                       Director and Senior Vice President
H. McIntyre Gardner                    Director and Chairman of the Board
Christopher Grady                      Director and Senior Vice President
Diana Joyner                           Senior Vice President, Administration
Nikos K. Kardassis                     Director, President, and Chief Executive
                                       Officer
Matthew J. Rider                       Director, Senior Vice President, Chief
                                       Financial Officer, and Treasurer
Barry G. Skolnick                      Director, Senior Vice President, and General
                                       Counsel


Each director is elected to serve until the next annual meeting of shareholders or until his or her successor is elected and shall have qualified. Each has held various executive positions with insurance company subsidiaries of our indirect parent, Merrill Lynch & Co., Inc. The principal positions of our directors and executive officers for the past five years are listed below:


Mr. Cogswell joined Merrill Lynch Life in November 1990. Since April 2001, he has been Senior Vice President and Director of Products and Investment Management.



Mr. Gardner joined Merrill Lynch Life in 2000. From 1997 to 2000, he served as President and Chief Operating Officer of Helen of Troy Limited.



Mr. Grady joined Merrill Lynch Life in September 1995. Since November, 2000, he has been Senior Vice President and Director of Sales and Marketing.



Ms. Joyner joined Merrill Lynch Life in May 1992 as Vice President, Life Insurance Services. In February 1998, she became Director of Business Acquisition Services, and in July 2001 became President and Chairman of the Board of Merrill Lynch Insurance Group Services.



Mr. Kardassis joined Merrill Lynch Life in August 2001 as President and Chief Executive Officer. From July 1999 to July 2001, he was President of GE Capital Aviation Training. From August 1994 to July 1999, he was Chief Executive Officer of Jet Airway, S.M. Center.



Mr. Rider joined Merrill Lynch Life in January 1994. From January 1994 to September 2000, he held the position of Financial Actuary. He has been Chief Financial Officer and Treasurer since October 2000.



Mr. Skolnick joined Merrill Lynch Life in November 1990. Since May 1992, he has held the position of First Vice President and Assistant General Counsel of MLPF&S.



None of our shares are owned by any of our officers or directors, as we are a wholly owned subsidiary of Merrill Lynch Insurance Group, Inc. ("MLIG"). Our officers and directors, both individually and as a group, own less than one percent of the outstanding shares of common stock of Merrill Lynch & Co., Inc.


SERVICES ARRANGEMENT

We and MLIG are parties to a service agreement pursuant to which MLIG has agreed to provide certain accounting, data processing, legal, actuarial, management, advertising and other services to us, including services related to the Separate Account and the Contracts. We reimburse expenses incurred by MLIG under this service agreement on an allocated cost basis. Charges billed to us by MLIG under the agreement were $50.6 million for the year ended December 31, 2001.


STATE REGULATION

We are subject to the laws of the State of Arkansas and to the regulations of the Arkansas Insurance Department (the "Insurance Department"). We file a detailed financial statement in the prescribed form (the "Annual Statement") with the Insurance Department each year covering our operations for the preceding year and our financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine contract liabilities and reserves so that the Insurance Department may certify that these items are correct. Our books and accounts are subject to review by the Insurance Department at all times. A full examination of our operations is conducted periodically by the Insurance Department and under the auspices of the National Association of Insurance Commissioners. We are also subject to the insurance laws and regulations of all jurisdictions in which we are licensed to do business.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. We and MLPF&S are engaged in various kinds of routine litigation that, in our judgment, is not material to our total assets or to MLPF&S.

EXPERTS


Our financial statements as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001 and of the Separate Account as of December 31, 2001 and for the periods presented, included in this Prospectus, have been audited by Deloitte and Touche, independent auditors, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. Deloitte and Touche's principal business address is 2 World Financial Center, New York, NY 10281.


Actuarial matters included in this Prospectus have been examined by Deborah J. Adler, FSA, MAAA, our Vice President and Chief Actuary, as stated in her opinion filed as an exhibit to the registration statement.

LEGAL MATTERS


The organization of the Company, its authority to issue the Contract, and the validity of the form of the Contract have been passed upon by Barry G. Skolnick, our General Counsel. Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to federal securities laws.


REGISTRATION STATEMENTS

Registration statements have been filed with the Securities and Exchange Commission under the Securities Act of 1933 and the Investment Company Act of 1940 that relate to the Contract and its investment options. This Prospectus does not contain all of the information in the registration statements as permitted by Securities and Exchange Commission regulations. The omitted information can be obtained from the Securities and Exchange Commission's principal office in Washington, D.C., upon payment of a prescribed fee.

FINANCIAL STATEMENTS

Our financial statements, included herein, should be distinguished from the financial statements of the Separate Account and should be considered only as bearing upon our ability to meet our obligations under the Contracts.

                                   APPENDIX A

EFFECT OF ADDITIONAL PAYMENTS ON FACE AMOUNT
--------------------------------------------------------------------------------

EXAMPLE. The effect of an additional premium payment on the face amount will depend on the amount of the additional payment. If you make additional payments of different amounts at the same time to equivalent Contracts, the Contract to which the larger payment is applied would have a proportionately larger increase in face amount.

Example 1 shows the effect on the face amount of a $2,000 additional payment made at the beginning of the third quarter. Example 2 shows the effect of a $4,000 additional payment. The examples assume that no other contract transactions have been made.

                               MALE ISSUE AGE: 55
                            INITIAL PAYMENT: $10,000
                              FACE AMOUNT: $22,443

                      EXAMPLE 1
-----------------------------------------------------
                      INCREASE IN
ADDITIONAL               FACE                NEW FACE
 PAYMENT                AMOUNT                AMOUNT
----------            -----------            --------
  $2,000                $4,422               $26,865
                      EXAMPLE 2
-----------------------------------------------------
                      INCREASE IN
ADDITIONAL               FACE                NEW FACE
 PAYMENT                AMOUNT                AMOUNT
----------            -----------            --------
  $4,000                $8,845               $31,288

EFFECT OF PARTIAL WITHDRAWALS ON FACE AMOUNT
--------------------------------------------------------------------------------

EXAMPLE. The effect of a partial withdrawal on the face amount depends on the amount of the partial withdrawal and the contract year in which the withdrawal is made. If made at the same time to equivalent Contracts, a larger withdrawal would result in a greater reduction in the face amount than a smaller withdrawal. A partial withdrawal made in a later contract year would result in a smaller decrease in the face amount than if the same amount was withdrawn in an earlier year.

Examples 1 and 2 show the effect on the face amount of partial withdrawals for $1,000 and $2,000 taken at the beginning of contract year three. Example 3 shows the effect on the face amount of a $2,000 partial withdrawal taken at the beginning of contract year eight. All three examples assume no other contract transactions have been made.

                               MALE ISSUE AGE: 55
                            INITIAL PAYMENT: $10,000
                              FACE AMOUNT: $22,443

                                   EXAMPLE 1
-------------------------------------------------------------------------------
CONTRACT             PARTIAL                 DECREASE                   NEW
  YEAR              WITHDRAWAL            IN FACE AMOUNT            FACE AMOUNT
--------            ----------            --------------            -----------
   3                  $1,000                  $2,116                  $20,327
                                   EXAMPLE 2
-------------------------------------------------------------------------------
CONTRACT             PARTIAL                 DECREASE                   NEW
  YEAR              WITHDRAWAL            IN FACE AMOUNT            FACE AMOUNT
--------            ----------            --------------            -----------
   3                  $2,000                  $4,232                  $18,211
                                   EXAMPLE 3
-------------------------------------------------------------------------------
CONTRACT             PARTIAL                 DECREASE                   NEW
  YEAR              WITHDRAWAL            IN FACE AMOUNT            FACE AMOUNT
--------            ----------            --------------            -----------
   8                  $2,000                  $3,679                  $18,764

INDEPENDENT AUDITORS' REPORT


To the Board of Directors of
Merrill Lynch Life Insurance Company:


We have audited the accompanying statements of assets and liabilities of each of the divisions of Merrill Lynch Variable Life Separate Account, comprised of divisions (for Investor Contracts and Legacy Power Contracts) investing in the Money Reserve Portfolio, Intermediate Government Bond Portfolio, Core Bond Strategy Portfolio (formerly Long-Term Corporate Bond Portfolio), Capital Stock Portfolio, Fundamental Growth Strategy Portfolio (formerly Growth Stock Portfolio), Balanced Capital Strategy Portfolio (formerly Multiple Strategy Portfolio), High Yield Portfolio, Natural Resources Portfolio, Global Allocation Strategy Portfolio (formerly Global Strategy Portfolio), Balanced Portfolio, Utilities and Telecommunications Focus Fund , International Equity Focus Fund, Global Bond Focus Fund, Basic Value Focus Fund, Developing Capital Markets Focus Fund, Small Cap Value Focus Fund , Index 500 Fund, Balanced Capital Focus Fund , Global Growth Focus Fund, American Balanced Fund (commencement of operations April 27, 2001), Large Cap Value Focus Fund (commencement of operations May 1, 2001), Mercury HW International Value VIP Portfolio , Large Cap
Growth  Focus  Fund (formerly Mercury V.  I.  US  Large  Cap
Fund), Quasar Portfolio, Premier Growth Portfolio, Growth and Income Portfolio, MFS Emerging Growth Series, MFS Research Series, MFS Investor Trust Series, AIM V.I. Value Fund, AIM V.I. Capital Appreciation Fund, AIM V.I. International Equity Fund, Domestic Money Market Fund, Fundamental Growth Focus Fund, Government Bond, Davis Value Portfolio, Trend Series, Total Return Bond Portfolio, Seligman Small-Cap Value Portfolio, Emerging Growth Portfolio, 1999 Trust (matured on February 16, 1999), 2000 Trust (matured on February 15, 2000), 2001 Trust (matured on February 15, 2001), 2002 Trust, 2003 Trust, 2004 Trust, 2005
Trust, 2006 Trust, 2007 Trust, 2008 Trust, 2009 Trust, 2010 Trust, 2011 Trust, 2013 Trust, 2014 Trust, 2019 Trust (collectively, the "Divisions"), as of December 31, 2001 and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the management of Merrill Lynch Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of mutual fund and unit investment trust securities owned at December 31, 2001. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Divisions as of December 31, 2001, the results of their operations and the changes in their net assets for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche, LLP
New York, New York

March 1, 2002

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENT OF ASSETS AND LIABILITIES
INVESTOR CONTRACTS
DECEMBER  31, 2001

                                                                                        Divisions Investing In
                                                                 -------------------------------------------------------------------
                                                                                     Intermediate         Core
                                                                       Money          Government          Bond           Capital
                                                                      Reserve            Bond           Strategy          Stock
(In thousands, except unit values)                                   Portfolio        Portfolio        Portfolio        Portfolio
                                                                 ---------------- ---------------- ---------------- ----------------
Assets
 Investments in Merrill Lynch Series Fund, Inc. (Note 1):
   Money Reserve Portfolio, 71,874 shares
    (Cost $71,874)                                               $        71,874  $             0  $             0  $             0

   Intermediate Government Bond Portfolio, 2,796 shares
    (Cost $30,584)                                                             0           31,089                0                0

   Core Bond Strategy Portfolio, 2,895 shares
    (Cost $32,908)                                                             0                0           32,864                0

   Capital Stock Portfolio, 2,324 shares
    (Cost $53,986)                                                             0                0                0           40,081
                                                                 ---------------- ---------------- ---------------- ----------------
 Total Assets                                                             71,874           31,089           32,864           40,081

Liabilities
  Due to (from) Merrill Lynch Life Insurance Company                         275               63               67               82
                                                                 ---------------- ---------------- ---------------- ----------------
Net Assets                                                       $        71,599  $        31,026  $        32,797  $        39,999
                                                                 ================ ================ ================ ================
  Units Outstanding (Note 5)                                               2,106              569              532              457
                                                                 ================ ================ ================ ================
  Unit Value                                                     $         34.00  $         54.54  $         61.62  $         87.57
                                                                 ================ ================ ================ ================

See accompanying notes to financial statements.

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENT OF ASSETS AND LIABILITIES
INVESTOR CONTRACTS
DECEMBER 31, 2001 (continued)

                                                                                        Divisions Investing In
                                                                 -------------------------------------------------------------------
                                                                    Fundamental        Balanced
                                                                       Growth          Capital           High            Natural
                                                                      Strategy         Strategy          Yield          Resources
(In thousands, except unit values)                                   Portfolio        Portfolio        Portfolio        Portfolio
                                                                 ---------------- ---------------- ---------------- ----------------
Assets
 Investments in Merrill Lynch Series Fund, Inc. (cont'd), (Note 1):
   Fundamental Growth Strategy Portfolio, 3,266 shares
    (Cost $98,462)                                               $        71,255  $             0  $             0  $             0

   Balanced Capital Strategy Portfolio, 3,434 shares
    (Cost $52,849)                                                             0           45,125                0                0

   High Yield Portfolio, 4,149 shares
    (Cost $32,876)                                                             0                0           24,269                0

   Natural Resources Portfolio, 209 shares
    (Cost $2,001)                                                              0                0                0            2,165
                                                                 ---------------- ---------------- ---------------- ----------------
 Total Assets                                                             71,255           45,125           24,269            2,165

Liabilities
  Due to (from) Merrill Lynch Life Insurance Company                         145               92               49                4
                                                                 ---------------- ---------------- ---------------- ----------------
Net Assets                                                       $        71,110  $        45,033  $        24,220  $         2,161
                                                                 ================ ================ ================ ================
  Units Outstanding (Note 5)                                                 867              978              828              174
                                                                 ================ ================ ================ ================
  Unit Value                                                     $         82.01  $         46.03  $         29.25  $         12.40
                                                                 ================ ================ ================ ================

See accompanying notes to financial statements.

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENT OF ASSETS AND LIABILITIES
INVESTOR CONTRACTS
DECEMBER 31, 2001 (continued)

                                                                                        Divisions Investing In
                                                                 -------------------------------------------------------------------
                                                                      Global         Utilities &        Global            Basic
                                                                     Allocation       Telecomm           Bond             Value
                                                                      Strategy          Focus            Focus            Focus
(In thousands, except unit values)                                   Portfolio          Fund             Fund             Fund
                                                                 ---------------- ---------------- ---------------- ----------------
Assets
 Investments in Merrill Lynch Series Fund, Inc. (cont'd), (Note 1):
   Global Allocation Strategy Portfolio, 3,492 shares
    (Cost $53,837)                                               $        41,795  $             0  $             0  $             0

 Investments in Merrill Lynch Variable
  Series Funds, Inc. (Note 1):
   Utilities & Telecomm Focus Fund, 380 shares
    (Cost $3,500)                                                              0            3,132                0                0

   Global Bond Focus Fund, 92 shares
    (Cost $827)                                                                0                0              707                0

   Basic Value Focus Fund, 7,019 shares
    (Cost $97,245)                                                             0                0                0           94,549
                                                                 ---------------- ---------------- ---------------- ----------------
 Total Assets                                                             41,795            3,132              707           94,549

Liabilities
  Due to (from) Merrill Lynch Life Insurance Company                          85                6                1              192
                                                                 ---------------- ---------------- ---------------- ----------------
Net Assets                                                       $        41,710  $         3,126  $           706  $        94,357
                                                                 ================ ================ ================ ================
  Units Outstanding (Note 5)                                               1,554              168               59            3,393
                                                                 ================ ================ ================ ================
  Unit Value                                                     $         26.84  $         18.57  $         11.98  $         27.81
                                                                 ================ ================ ================ ================

See accompanying notes to financial statements.

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENT OF ASSETS AND LIABILITIES
INVESTOR CONTRACTS
DECEMBER 31, 2001 (continued)

                                                                                        Divisions Investing In
                                                                 -------------------------------------------------------------------
                                                                     Developing        Small Cap                         Global
                                                                   Capital Markets      Value            Index           Growth
                                                                       Focus            Focus             500             Focus
(In thousands, except unit values)                                     Fund             Fund             Fund             Fund
                                                                 ---------------- ---------------- ---------------- ----------------
Assets
 Investments in Merrill Lynch Variable
  Series Funds, Inc. (cont'd), (Note 1):
   Developing Capital Markets Focus Fund, 431 shares
    (Cost $3,672)                                                $         3,170  $             0  $             0  $             0

   Small Cap Value Focus Fund, 728 shares
    (Cost $16,854)                                                             0           18,261                0                0

   Index 500 Fund, 2,411 shares
    (Cost $39,967)                                                             0                0           35,160                0

   Global Growth Focus Fund, 577 shares
    (Cost $7,539)                                                              0                0                0            5,144
                                                                 ---------------- ---------------- ---------------- ----------------
 Total Assets                                                              3,170           18,261           35,160            5,144

Liabilities
  Due to (from) Merrill Lynch Life Insurance Company                           6               37               72               10
                                                                 ---------------- ---------------- ---------------- ----------------
Net Assets                                                       $         3,164  $        18,224  $        35,088  $         5,134
                                                                 ================ ================ ================ ================
  Units Outstanding (Note 5)                                                 413              609            2,218              540
                                                                 ================ ================ ================ ================
  Unit Value                                                     $          7.67  $         29.90  $         15.82  $          9.50
                                                                 ================ ================ ================ ================

See accompanying notes to financial statements.

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENT OF ASSETS AND LIABILITIES
INVESTOR CONTRACTS
DECEMBER 31, 2001 (continued)

                                                                                        Divisions Investing In
                                                                 -------------------------------------------------------------------
                                                                                      Large Cap        Mercury HW       Large Cap
                                                                      American          Value        International        Growth
                                                                      Balanced          Focus          Value VIP          Focus
(In thousands, except unit values)                                      Fund            Fund           Portfolio           Fund
                                                                 ---------------- ---------------- ---------------- ----------------
Assets
 Investments in Merrill Lynch Variable
  Series Funds, Inc. (cont'd), (Note 1):
   American Balanced Fund, 56 shares
    (Cost $656)                                                  $           626  $             0  $             0  $             0

   Large Cap Value Focus Fund, 43 shares
    (Cost $424)                                                                0              445                0                0

 Investments in Mercury HW Variable Trust (Note 1):
   Mercury HW International Value VIP Portfolio, 1,353 shares
    (Cost $14,630)                                                             0                0           13,113                0

 Investments in Mercury V.I. Funds, Inc. (Note 1):
   Large Cap Growth Focus Fund, 351 shares
    (Cost $3,523)                                                              0                0                0            3,166
                                                                 ---------------- ---------------- ---------------- ----------------
 Total Assets                                                                626              445           13,113            3,166

Liabilities
  Due to (from) Merrill Lynch Life Insurance Company                           1                1               27                6
                                                                 ---------------- ---------------- ---------------- ----------------
Net Assets                                                       $           625  $           444  $        13,086  $         3,160
                                                                 ================ ================ ================ ================
  Units Outstanding (Note 5)                                                  24               43            1,297              351
                                                                 ================ ================ ================ ================
  Unit Value                                                     $         26.33  $         10.23  $         10.09  $          9.00
                                                                 ================ ================ ================ ================

See accompanying notes to financial statements.

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENT OF ASSETS AND LIABILITIES
INVESTOR CONTRACTS
DECEMBER 31, 2001 (continued)

                                                                                        Divisions Investing In
                                                                 -------------------------------------------------------------------
                                                                                                          MFS
                                                                                       Premier          Emerging           MFS
                                                                       Quasar          Growth            Growth          Research
(In thousands, except unit values)                                   Portfolio        Portfolio          Series           Series
                                                                 ---------------- ---------------- ---------------- ----------------
Assets
 Investments in Alliance Variable Products
  Series Fund, Inc (Note 1):
   Quasar Portfolio, 155 shares
    (Cost $1,577)                                                $         1,556  $             0  $             0  $             0

   Premier Growth Portfolio, 2,024 shares
    (Cost $70,095)                                                             0           50,925                0                0

 Investments in MFS Variable Insurance Trust (Note 1):
   MFS Emerging Growth Series, 1,188 shares
    (Cost $36,158)                                                             0                0           21,364                0

   MFS Research Series, 1,176 shares
    (Cost $22,619)                                                             0                0                0           16,835
                                                                 ---------------- ---------------- ---------------- ----------------
 Total Assets                                                              1,556           50,925           21,364           16,835

Liabilities
  Due to (from) Merrill Lynch Life Insurance Company                           3              104               43               34
                                                                 ---------------- ---------------- ---------------- ----------------
Net Assets                                                       $         1,553  $        50,821  $        21,321  $        16,801
                                                                 ================ ================ ================ ================
  Units Outstanding (Note 5)                                                 188            2,936            1,467            1,264
                                                                 ================ ================ ================ ================
  Unit Value                                                     $          8.25  $         17.31  $         14.53  $         13.29
                                                                 ================ ================ ================ ================

See accompanying notes to financial statements.

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENT OF ASSETS AND LIABILITIES
INVESTOR CONTRACTS
DECEMBER 31, 2001 (continued)

                                                                                        Divisions Investing In
                                                                 -------------------------------------------------------------------
                                                                                         AIM
                                                                        AIM          V.I. Capital
                                                                     V.I. Value      Appreciation         2002             2003
(In thousands, except unit values)                                      Fund             Fund             Trust            Trust
                                                                 ---------------- ---------------- ---------------- ----------------
Assets
 Investments in AIM Variable Insurance Funds, Inc. (Note 1):
   AIM V.I. Value Fund, 1,430 shares
    (Cost $41,448)                                               $        33,391  $             0  $             0  $             0

   AIM V.I. Capital Appreciation Fund, 478 shares
    (Cost $13,943)                                                             0           10,378                0                0

 Investments in the Merrill Lynch Fund of Stripped ("Zero")
  U.S. Treasury Securities, Series A through L (Note 1):
   2002 Trust, 935 trust units
    (Cost $758)                                                                0                0              935                0

   2003 Trust, 475 trust units
    (Cost $358)                                                                0                0                0              455
                                                                 ---------------- ---------------- ---------------- ----------------
 Total Assets                                                             33,391           10,378              935              455

Liabilities
  Due to (from) Merrill Lynch Life Insurance Company                          68               21                2                1
                                                                 ---------------- ---------------- ---------------- ----------------
Net Assets                                                       $        33,323  $        10,357  $           933  $           454
                                                                 ================ ================ ================ ================
  Units Outstanding (Note 5)                                               2,140              807               49                5
                                                                 ================ ================ ================ ================
  Unit Value                                                     $         15.57  $         12.83  $         19.09  $         86.47
                                                                 ================ ================ ================ ================

See accompanying notes to financial statements.

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENT OF ASSETS AND LIABILITIES
INVESTOR CONTRACTS
DECEMBER 31, 2001 (continued)

                                                                                        Divisions Investing In
                                                                 -------------------------------------------------------------------


                                                                        2004             2005             2006             2007
(In thousands, except unit values)                                      Trust            Trust            Trust            Trust
                                                                 ---------------- ---------------- ---------------- ----------------
Assets
 Investments in the Merrill Lynch Fund of Stripped ("Zero")
  U.S. Treasury Securities, Series A through L (cont'd), (Note 1):
   2004 Trust, 1,346 trust units
    (Cost $931)                                                  $         1,260  $             0  $             0  $             0

   2005 Trust, 988 trust units
    (Cost $647)                                                                0              885                0                0

   2006 Trust, 541 trust units
    (Cost $369)                                                                0                0              468                0

   2007 Trust, 316 trust units
    (Cost $199)                                                                0                0                0              257
                                                                 ---------------- ---------------- ---------------- ----------------
 Total Assets                                                              1,260              885              468              257

Liabilities
  Due to (from) Merrill Lynch Life Insurance Company                           3                2                1                1
                                                                 ---------------- ---------------- ---------------- ----------------
Net Assets                                                       $         1,257  $           883  $           467  $           256
                                                                 ================ ================ ================ ================
  Units Outstanding (Note 5)                                                  73               13               13                6
                                                                 ================ ================ ================ ================
  Unit Value                                                     $         17.14  $         65.90  $         37.19  $         39.96
                                                                 ================ ================ ================ ================

See accompanying notes to financial statements.

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENT OF ASSETS AND LIABILITIES
INVESTOR CONTRACTS
DECEMBER 31, 2001 (continued)

                                                                                        Divisions Investing In
                                                                 -------------------------------------------------------------------


                                                                        2008             2009             2010             2011
(In thousands, except unit values)                                      Trust            Trust            Trust            Trust
                                                                 ---------------- ---------------- ---------------- ----------------
Assets
 Investments in the Merrill Lynch Fund of Stripped ("Zero")
  U.S. Treasury Securities, Series A through L (cont'd), (Note 1):
   2008 Trust, 880 trust units
    (Cost $481)                                                  $           659  $             0  $             0  $             0

   2009 Trust, 158 trust units
    (Cost $88)                                                                 0              111                0                0

   2010 Trust, 696 trust units
    (Cost $453)                                                                0                0              452                0

   2011 Trust, 338 trust units
    (Cost $139)                                                                0                0                0              209
                                                                 ---------------- ---------------- ---------------- ----------------
 Total Assets                                                                659              111              452              209

Liabilities
  Due to (from) Merrill Lynch Life Insurance Company                           1                0                1                0
                                                                 ---------------- ---------------- ---------------- ----------------
Net Assets                                                       $           658  $           111  $           451  $           209
                                                                 ================ ================ ================ ================
  Units Outstanding (Note 5)                                                  17                3               14                8
                                                                 ================ ================ ================ ================
  Unit Value                                                     $         37.64  $         33.82  $         32.54  $         27.29
                                                                 ================ ================ ================ ================

See accompanying notes to financial statements.

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENT OF ASSETS AND LIABILITIES
INVESTOR CONTRACTS
DECEMBER 31, 2001 (continued)

                                                                               Divisions Investing In
                                                                  ---------------------------------------------------


                                                                        2013             2014             2019
(In thousands, except unit values)                                      Trust            Trust            Trust
                                                                  ---------------- ---------------- ----------------
Assets
 Investments in the Merrill Lynch Fund of Stripped ("Zero")
  U.S. Treasury Securities, Series A through L (cont'd), (Note 1):
   2013 Trust, 67 trust units
    (Cost $30)                                                    $            36  $             0  $             0

   2014 Trust, 6,967 trust units
    (Cost $2,765)                                                               0            3,465                0

   2019 Trust, 287 trust units
    (Cost $88)                                                                  0                0              103
                                                                  ---------------- ---------------- ----------------
 Total Assets                                                                  36            3,465              103

Liabilities
  Due to (from) Merrill Lynch Life Insurance Company                            0                7                0
                                                                  ---------------- ---------------- ----------------
Net Assets                                                        $            36  $         3,458  $           103
                                                                  ================ ================ ================
  Units Outstanding (Note 5)                                                    2              173                9
                                                                  ================ ================ ================
  Unit Value                                                      $         20.33  $         20.00  $         11.09
                                                                  ================ ================ ================

See accompanying notes to financial statements.

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENT OF ASSETS AND LIABILITIES
LEGACY POWER CONTRACTS
DECEMBER  31, 2001

                                                                                        Divisions Investing In
                                                                 -------------------------------------------------------------------
                                                                      Domestic          Basic                          Fundamental
                                                                       Money            Value            Index           Growth
                                                                       Market           Focus             500             Focus
(In thousands, except unit values)                                     Fund             Fund             Fund             Fund
                                                                 ---------------- ---------------- ---------------- ----------------
Assets
 Investments in Merrill Lynch Variable
  Series Funds, Inc. (Note 1):
   Domestic Money Market Fund, 1,841 shares
    (Cost $1,841)                                                $         1,841  $             0  $             0  $             0

   Basic Value Focus Fund, 23 shares
    (Cost $322)                                                                0              314                0                0

   Index 500 Fund, 12 shares
    (Cost $206)                                                                0                0              181                0

   Fundamental Growth Focus Fund, 68 shares
    (Cost $506)                                                                0                0                0              512
                                                                 ---------------- ---------------- ---------------- ----------------
 Total Assets                                                              1,841              314              181              512

Liabilities
  Due to (from) Merrill Lynch Life Insurance Company                         339                1                0                1
                                                                 ---------------- ---------------- ---------------- ----------------
Net Assets                                                       $         1,502  $           313  $           181  $           511
                                                                 ================ ================ ================ ================
  Units Outstanding (Note 5)                                                 109               12               12               69
                                                                 ================ ================ ================ ================
  Unit Value                                                     $         13.75  $         26.87  $         15.50  $          7.42
                                                                 ================ ================ ================ ================

See accompanying notes to financial statements.

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENT OF ASSETS AND LIABILITIES
LEGACY POWER CONTRACTS
DECEMBER 31, 2001 (continued)

                                                                                        Divisions Investing In
                                                                 -------------------------------------------------------------------
                                                                                      Mercury HW
                                                                     Government     International       Premier         Growth and
                                                                        Bond          Value VIP         Growth            Income
(In thousands, except unit values)                                      Fund          Portfolio        Portfolio        Portfolio
                                                                 ---------------- ---------------- ---------------- ----------------
Assets
 Investments in Merrill Lynch Variable
  Series Funds, Inc. (cont'd), (Note 1):
   Government Bond Fund, 23 shares
    (Cost $256)                                                  $           249  $             0  $             0  $             0

 Investments in Mercury HW Variable Trust (Note 1):
   Mercury HW International Value VIP Portfolio, 14 shares
    (Cost $148)                                                                0              133                0                0

 Investments in Alliance Variable Products
  Series Fund, Inc (Note 1):
   Premier Growth Portfolio, 3 shares
    (Cost $106)                                                                0                0               77                0

   Growth and Income Portfolio, 13 shares
    (Cost $270)                                                                0                0                0              282
                                                                 ---------------- ---------------- ---------------- ----------------
 Total Assets                                                                249              133               77              282

Liabilities
  Due to (from) Merrill Lynch Life Insurance Company                           1                0                0                1
                                                                 ---------------- ---------------- ---------------- ----------------
Net Assets                                                       $           248  $           133  $            77  $           281
                                                                 ================ ================ ================ ================
  Units Outstanding (Note 5)                                                  22               13                5               26
                                                                 ================ ================ ================ ================
  Unit Value                                                     $         11.38  $          9.93  $         16.92  $         10.70
                                                                 ================ ================ ================ ================

See accompanying notes to financial statements.

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENT OF ASSETS AND LIABILITIES
LEGACY POWER CONTRACTS
DECEMBER 31, 2001 (continued)

                                                                                        Divisions Investing In
                                                                 -------------------------------------------------------------------
                                                                        MFS              MFS                              AIM V.I.
                                                                      Emerging        Investor            AIM          International
                                                                       Growth           Trust          V.I. Value         Equity
(In thousands, except unit values)                                     Series           Series            Fund             Fund
                                                                 ---------------- ---------------- ---------------- ----------------
Assets
 Investments in MFS Variable Insurance Trust (Note 1):
   MFS Emerging Growth Series, 5 shares
    (Cost $146)                                                  $            86  $             0  $             0  $             0

   MFS Investor Trust Series, 3 shares
    (Cost $52)                                                                 0               52                0                0

 Investments in AIM Variable Insurance Funds, Inc. (Note 1):
   AIM V.I. Value Fund, 4 shares
    (Cost $105)                                                                0                0               85                0

   AIM V.I. International Equity Fund, 3 shares
    (Cost $42)                                                                 0                0                0               39
                                                                 ---------------- ---------------- ---------------- ----------------
 Total Assets                                                                 86               52               85               39

Liabilities
  Due to (from) Merrill Lynch Life Insurance Company                           0                0                0                0
                                                                 ---------------- ---------------- ---------------- ----------------
Net Assets                                                       $            86  $            52  $            85  $            39
                                                                 ================ ================ ================ ================
  Units Outstanding (Note 5)                                                   6                6                6                7
                                                                 ================ ================ ================ ================
  Unit Value                                                     $         14.21  $          8.01  $         15.22  $          5.73
                                                                 ================ ================ ================ ================

See accompanying notes to financial statements.

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENT OF ASSETS AND LIABILITIES
LEGACY POWER CONTRACTS
DECEMBER 31, 2001 (continued)

                                                                                        Divisions Investing In
                                                                 -------------------------------------------------------------------
                                                                                                                         Seligman
                                                                       Davis                          Total Return      Small-Cap
                                                                       Value            Trend             Bond            Value
(In thousands, except unit values)                                   Portfolio          Series         Portfolio        Portfolio
                                                                 ---------------- ---------------- ---------------- ----------------
Assets
 Investments in Davis Variable Account Fund, Inc. (Note 1):
   Davis Value Portfolio, 46 shares
    (Cost $446)                                                  $           451  $             0  $             0  $             0

 Investments in Delaware Group Premium Fund, Inc. (Note 1):
   Trend Series, 4 shares
    (Cost $102)                                                                0              103                0                0

 Investments in PIMCO Variable Insurance Trust (Note 1):
   Total Return Bond Portfolio, 47 shares
    (Cost $477)                                                                0                0              468                0

 Investments in Seligman Portfolios, inc. (Note 1):
   Seligman Small-Cap Value Portfolio, 10 shares
    (Cost $117)                                                                0                0                0              127
                                                                 ---------------- ---------------- ---------------- ----------------
 Total Assets                                                                451              103              468              127

Liabilities
  Due to (from) Merrill Lynch Life Insurance Company                           1                0                1                0
                                                                 ---------------- ---------------- ---------------- ----------------
Net Assets                                                       $           450  $           103  $           467  $           127
                                                                 ================ ================ ================ ================
  Units Outstanding (Note 5)                                                  52               15               41                9
                                                                 ================ ================ ================ ================
  Unit Value                                                     $          8.59  $          6.80  $         11.48  $         14.82
                                                                 ================ ================ ================ ================

See accompanying notes to financial statements.

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENT OF ASSETS AND LIABILITIES
LEGACY POWER CONTRACTS
DECEMBER 31, 2001 (continued)

                                                               Divisions Investing In
                                                                  -----------------

                                                                       Emerging
                                                                        Growth
(In thousands, except unit values)                                    Portfolio
                                                                  ----------------
Assets
 Investments in Van Kampen Life Investment Trust (Note 1):
   Emerging Growth Portfolio, 2 shares
    (Cost $53)                                                    $            57
                                                                  ----------------
 Total Assets                                                                  57

Liabilities
  Due to (from) Merrill Lynch Life Insurance Company                            0
                                                                  ----------------
Net Assets                                                        $            57
                                                                  ================
  Units Outstanding (Note 5)                                                   11
                                                                  ================
  Unit Value                                                      $          5.24
                                                                  ================

See accompanying notes to financial statements.

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
INVESTOR CONTRACTS
FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                                          Intermediate             Core
                                                        Money              Government              Bond               Capital
                                                       Reserve                Bond               Strategy              Stock
(In thousands)                                        Portfolio            Portfolio            Portfolio            Portfolio
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Reinvested Dividends (Note 2)                  $             3,144  $             1,640  $             1,699  $               375
 Mortality and Expense Charges (Note 3)                        (672)                (272)                (280)                (389)
 Transaction Charges (Note 3)                                     0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income(Loss)                                 2,472                1,368                1,419                  (14)
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                             0                   67                  (60)              (1,443)
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                                  0                  271                  627               (3,985)
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                   0                  338                  567               (5,428)
                                                -------------------- -------------------- -------------------- --------------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations                                    2,472                1,706                1,986               (5,442)
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                  23,231                  597                1,246                1,953
 Policy Loading, Net (Note 3)                                   926                  (60)                   0                  (38)
 Contract Owner Deaths                                       (1,595)                (175)                (116)                (334)
 Contract Owner Terminations                                 (4,698)                (410)                (384)              (2,073)
 Policy Loans, Net                                             (825)                (139)                (193)                (305)
 Cost of Insurance (Note 3)                                  (1,853)                (557)                (605)                (795)
 Policy Loan Processing Charges                                 (33)                  (9)                  (8)                 (31)
 Transfers Among Investment Divisions                       (24,377)               2,997                2,498               (1,775)
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                      (9,224)               2,244                2,438               (3,398)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                      (6,752)               3,950                4,424               (8,840)
Net Assets, Beginning of Period                              78,351               27,076               28,373               48,839
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, End of Period                       $            71,599  $            31,026  $            32,797  $            39,999
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
INVESTOR CONTRACTS
FOR THE YEAR ENDED DECEMBER 31, 2001 (continued)

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                     Fundamental            Balanced
                                                       Growth               Capital               High                Natural
                                                       Strategy             Strategy              Yield              Resources
(In thousands)                                        Portfolio            Portfolio            Portfolio            Portfolio
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Reinvested Dividends (Note 2)                  $               407  $             1,087  $             2,598  $                20
 Mortality and Expense Charges (Note 3)                        (667)                (375)                (223)                 (24)
 Transaction Charges (Note 3)                                     0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                 (260)                 712                2,375                   (4)
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                          (749)              (1,040)              (1,017)                (196)
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                            (16,016)              (2,711)              (1,196)                 (29)
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                             (16,765)              (3,751)              (2,213)                (225)
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                  (17,025)              (3,039)                 162                 (229)
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                   3,907                1,668                1,249                  105
 Policy Loading, Net (Note 3)                                  (144)                  11                  206                   41
 Contract Owner Deaths                                         (276)                (270)                (192)                 (46)
 Contract Owner Terminations                                 (1,815)              (1,681)                (558)                (176)
 Policy Loans, Net                                             (528)                (176)                (108)                 (25)
 Cost of Insurance (Note 3)                                  (1,516)                (899)                (517)                 (52)
 Policy Loan Processing Charges                                 (40)                 (14)                 (10)                   0
 Transfers Among Investment Divisions                         2,537               15,123                  418                 (183)
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                       2,125               13,762                  488                 (336)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                     (14,900)              10,723                  650                 (565)
Net Assets, Beginning of Period                              86,010               34,310               23,570                2,726
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, End of Period                       $            71,110  $            45,033  $            24,220  $             2,161
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
INVESTOR CONTRACTS
FOR THE YEAR ENDED DECEMBER 31, 2001 (continued)

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                       Global                                  Utilities &         International
                                                      Allocation                                 Telecomm              Equity
                                                       Strategy            Balanced               Focus                Focus
(In thousands)                                        Portfolio            Portfolio              Fund                 Fund
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Reinvested Dividends (Note 2)                  $               808  $               188  $               239  $               127
 Mortality and Expense Charges (Note 3)                        (382)                 (53)                 (32)                 (24)
 Transaction Charges (Note 3)                                     0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                  426                  135                  207                  103
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                          (668)              (3,199)              (1,756)                (885)
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                             (4,036)               2,090                1,000                  (12)
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                              (4,704)              (1,109)                (756)                (897)
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                   (4,278)                (974)                (549)                (794)
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                   2,280                  242                  179                    0
 Policy Loading, Net (Note 3)                                   (30)                  51               (1,368)                (494)
 Contract Owner Deaths                                         (152)                (183)                   0                    0
 Contract Owner Terminations                                 (1,019)                (390)                (158)                 (33)
 Policy Loans, Net                                             (339)                  (3)                 (59)                 (46)
 Cost of Insurance (Note 3)                                    (960)                (117)                 (75)                 (36)
 Policy Loan Processing Charges                                 (16)                  (2)                  (1)                   1
 Transfers Among Investment Divisions                          (247)             (15,689)               1,404               (7,542)
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                        (483)             (16,091)                 (78)              (8,150)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                      (4,761)             (17,065)                (627)              (8,944)
Net Assets, Beginning of Period                              46,471               17,065                3,753                8,944
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, End of Period                       $            41,710  $                 0  $             3,126  $                 0
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
INVESTOR CONTRACTS
FOR THE YEAR ENDED DECEMBER 31, 2001 (continued)

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                        Global               Basic              Developing           Small Cap
                                                        Bond                 Value               Capital               Value
                                                        Focus                Focus            Markets Focus            Focus
(In thousands)                                          Fund                 Fund                 Fund                 Fund
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Reinvested Dividends (Note 2)                  $                26  $             5,428  $                30  $             1,056
 Mortality and Expense Charges (Note 3)                          (7)                (810)                 (29)                (117)
 Transaction Charges (Note 3)                                     0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                   19                4,618                    1                  939
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                           (15)                 (96)                (203)                 339
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                                (36)              (1,589)                 218                2,074
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                 (51)              (1,685)                  15                2,413
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                      (32)               2,933                   16                3,352
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       0                5,369                  273                  861
 Policy Loading, Net (Note 3)                                  (294)                (336)                (471)                   7
 Contract Owner Deaths                                            0                 (755)                   0                 (132)
 Contract Owner Terminations                                     (3)              (2,188)                (113)                 (48)
 Policy Loans, Net                                               (3)                (430)                 (39)                (190)
 Cost of Insurance (Note 3)                                     (17)              (1,889)                 (77)                (242)
 Policy Loan Processing Charges                                  (1)                 (26)                  (2)                  (3)
 Transfers Among Investment Divisions                           261                6,280                  (75)               6,439
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                         (57)               6,025                 (504)               6,692
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                         (89)               8,958                 (488)              10,044
Net Assets, Beginning of Period                                 795               85,399                3,652                8,180
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, End of Period                       $               706  $            94,357  $             3,164  $            18,224
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
INVESTOR CONTRACTS
FOR THE YEAR ENDED DECEMBER 31, 2001 (continued)

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                                           Balanced               Global
                                                        Index               Capital               Growth              American
                                                         500                 Focus                Focus               Balanced
(In thousands)                                           Fund                Fund                 Fund                  Fund
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Reinvested Dividends (Note 2)                  $               349  $                 6  $                55  $                16
 Mortality and Expense Charges (Note 3)                        (319)                  (2)                 (52)                  (4)
 Transaction Charges (Note 3)                                     0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                   30                    4                    3                   12
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                            78                  (20)                (774)                  (2)
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                             (5,171)                  (7)                (864)                 (31)
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                              (5,093)                 (27)              (1,638)                 (33)
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                   (5,063)                 (23)              (1,635)                 (21)
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                   2,082                   18                  520                    0
 Policy Loading, Net (Note 3)                                   (84)                  59                  (39)                  (6)
 Contract Owner Deaths                                         (342)                   0                  (54)                   0
 Contract Owner Terminations                                   (720)                  (2)                (101)                 (25)
 Policy Loans, Net                                              (36)                   0                  (36)                   0
 Cost of Insurance (Note 3)                                    (935)                  (5)                (178)                 (11)
 Policy Loan Processing Charges                                  (5)                   0                   (1)                   0
 Transfers Among Investment Divisions                         3,548                 (671)                  20                  688
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                       3,508                 (601)                 131                  646
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                      (1,555)                (624)              (1,504)                 625
Net Assets, Beginning of Period                              36,643                  624                6,638                    0
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, End of Period                       $            35,088  $                 0  $             5,134  $               625
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
INVESTOR CONTRACTS
FOR THE YEAR ENDED DECEMBER 31, 2001 (continued)

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                      Large Cap            Mercury HW           Large Cap
                                                        Value            International           Growth
                                                        Focus              Value VIP              Focus               Quasar
(In thousands)                                          Fund               Portfolio              Fund              Portfolio
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Reinvested Dividends (Note 2)                  $                 2  $               612  $                 1  $                53
 Mortality and Expense Charges (Note 3)                          (1)                (104)                 (29)                 (14)
 Transaction Charges (Note 3)                                     0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                    1                  508                  (28)                  39
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                           (12)                (591)                (353)                (481)
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                                 21               (1,686)                  59                  174
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                   9               (2,277)                (294)                (307)
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                       10               (1,769)                (322)                (268)
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       3                  767                  283                   81
 Policy Loading, Net (Note 3)                                    (1)                (316)              (1,472)                (286)
 Contract Owner Deaths                                            0                  (71)                   0                   (8)
 Contract Owner Terminations                                     (1)                (130)                 (33)                 (20)
 Policy Loans, Net                                              (10)                (157)                 (10)                 (35)
 Cost of Insurance (Note 3)                                      (4)                (239)                (112)                 (33)
 Policy Loan Processing Charges                                   0                   (5)                   0                   (1)
 Transfers Among Investment Divisions                           447                8,476                2,141                  605
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                         434                8,325                  797                  303
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                         444                6,556                  475                   35
Net Assets, Beginning of Period                                   0                6,530                2,685                1,518
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, End of Period                       $               444  $            13,086  $             3,160  $             1,553
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
INVESTOR CONTRACTS
FOR THE YEAR ENDED DECEMBER 31, 2001 (continued)

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                                              MFS
                                                       Premier              Emerging               MFS                  AIM
                                                       Growth                Growth              Research            V.I. Value
(In thousands)                                        Portfolio              Series               Series                Fund
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Reinvested Dividends (Note 2)                  $             2,947  $             1,639  $             2,426  $               723
 Mortality and Expense Charges (Note 3)                        (488)                (219)                (165)                (321)
 Transaction Charges (Note 3)                                     0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                2,459                1,420                2,261                  402
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                            36                 (916)                 (68)                 311
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                            (13,723)             (12,025)              (7,001)              (6,029)
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                             (13,687)             (12,941)              (7,069)              (5,718)
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                  (11,228)             (11,521)              (4,808)              (5,316)
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                   4,592                1,617                1,289                2,619
 Policy Loading, Net (Note 3)                                   (72)                 123                  159                   29
 Contract Owner Deaths                                         (317)                (166)                (104)                 (86)
 Contract Owner Terminations                                   (960)                (305)                (245)                (868)
 Policy Loans, Net                                             (311)                (266)                (116)                (146)
 Cost of Insurance (Note 3)                                  (1,373)                (575)                (435)                (839)
 Policy Loan Processing Charges                                 (15)                  (4)                  (5)                  (8)
 Transfers Among Investment Divisions                            77                 (534)                 244                 (180)
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                       1,621                 (110)                 787                  521
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                      (9,607)             (11,631)              (4,021)              (4,795)
Net Assets, Beginning of Period                              60,428               32,952               20,822               38,118
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, End of Period                       $            50,821  $            21,321  $            16,801  $            33,323
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
INVESTOR CONTRACTS
FOR THE YEAR ENDED DECEMBER 31, 2001 (continued)

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                         AIM
                                                     V.I. Capital
                                                     Appreciation            2001                 2002                 2003
(In thousands)                                           Fund                Trust                Trust                Trust
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Reinvested Dividends (Note 2)                  $               834  $                 0  $                 0  $                 0
 Mortality and Expense Charges (Note 3)                        (103)                   0                   (8)                  (4)
 Transaction Charges (Note 3)                                     0                    0                   (4)                  (2)
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                  731                    0                  (12)                  (6)
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                        (3,212)                  65                   32                    7
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                               (912)                 (63)                  16                   31
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                              (4,124)                   2                   48                   38
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                   (3,393)                   2                   36                   32
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                   1,059                    0                    0                    2
 Policy Loading, Net (Note 3)                                    22                   84                   54                   61
 Contract Owner Deaths                                         (157)                   0                    0                    0
 Contract Owner Terminations                                   (114)                   0                    0                    0
 Policy Loans, Net                                              (58)                   0                   (2)                  (2)
 Cost of Insurance (Note 3)                                    (284)                  (1)                 (14)                  (7)
 Policy Loan Processing Charges                                  (1)                   0                    0                   (1)
 Transfers Among Investment Divisions                          (294)                (416)                  62                   27
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                         173                 (333)                 100                   80
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                      (3,220)                (331)                 136                  112
Net Assets, Beginning of Period                              13,577                  331                  797                  342
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, End of Period                       $            10,357  $                 0  $               933  $               454
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
INVESTOR CONTRACTS
FOR THE YEAR ENDED DECEMBER 31, 2001 (continued)

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------

                                                        2004                 2005                 2006                 2007
(In thousands)                                          Trust                Trust                Trust                Trust
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Reinvested Dividends (Note 2)                  $                 0  $                 0  $                 0  $                 0
 Mortality and Expense Charges (Note 3)                         (11)                  (8)                  (4)                  (2)
 Transaction Charges (Note 3)                                    (4)                  (3)                  (2)                  (1)
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                  (15)                 (11)                  (6)                  (3)
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                            34                   12                    4                    6
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                                 76                   59                   33                   14
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                 110                   71                   37                   20
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                       95                   60                   31                   17
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       2                    6                    0                    0
 Policy Loading, Net (Note 3)                                    51                   90                   89                   91
 Contract Owner Deaths                                          (17)                   0                    0                    0
 Contract Owner Terminations                                      0                  (12)                   0                    0
 Policy Loans, Net                                               (2)                   0                    0                    0
 Cost of Insurance (Note 3)                                     (18)                 (12)                  (4)                  (6)
 Policy Loan Processing Charges                                  (1)                   0                    0                    0
 Transfers Among Investment Divisions                           (47)                   0                    8                 (100)
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                         (32)                  72                   93                  (15)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                          63                  132                  124                    2
Net Assets, Beginning of Period                               1,194                  751                  343                  254
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, End of Period                       $             1,257  $               883  $               467  $               256
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
INVESTOR CONTRACTS
FOR THE YEAR ENDED DECEMBER 31, 2001 (continued)

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------

                                                        2008                 2009                 2010                 2011
(In thousands)                                          Trust                Trust                Trust                Trust
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Reinvested Dividends (Note 2)                  $                 0  $                 0  $                 0  $                 0
 Mortality and Expense Charges (Note 3)                          (6)                  (1)                  (5)                  (2)
 Transaction Charges (Note 3)                                    (2)                   0                   (2)                  (1)
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                   (8)                  (1)                  (7)                  (3)
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                             8                    1                   37                    4
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                                 34                    5                  (14)                   5
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                  42                    6                   23                    9
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                       34                    5                   16                    6
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                      45                    3                    0                    3
 Policy Loading, Net (Note 3)                                    97                    0                   44                  116
 Contract Owner Deaths                                            0                    0                  (55)                   0
 Contract Owner Terminations                                      0                    0                   (1)                   0
 Policy Loans, Net                                                0                    0                    0                    0
 Cost of Insurance (Note 3)                                      (8)                  (2)                  (6)                  (3)
 Policy Loan Processing Charges                                   0                    0                    0                    0
 Transfers Among Investment Divisions                          (111)                  (1)                 (62)                (117)
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                          23                    0                  (80)                  (1)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                          57                    5                  (64)                   5
Net Assets, Beginning of Period                                 601                  106                  515                  204
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, End of Period                       $               658  $               111  $               451  $               209
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
INVESTOR CONTRACTS
FOR THE YEAR ENDED DECEMBER 31, 2001 (continued)

                                                                       Divisions Investing In
                                                -----------------------------------------------------------

                                                         2013                 2014              2019
(In thousands)                                           Trust                Trust             Trust
                                                -------------------- ----------------- --------------------
Investment Income (Loss):
 Reinvested Dividends (Note 2)                  $                 0  $              0  $                 0
 Mortality and Expense Charges (Note 3)                          (1)              (38)                  (1)
 Transaction Charges (Note 3)                                     0               (14)                   0
                                                -------------------- ----------------- --------------------
  Net Investment Income (Loss)                                   (1)              (52)                  (1)
                                                -------------------- ----------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                            78               578                   27
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                                (73)             (473)                 (28)
                                                -------------------- ----------------- --------------------
 Net Gain (Loss) on Investments                                   5               105                   (1)
                                                -------------------- ----------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                        4                53                   (2)
                                                -------------------- ----------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       0               103                    1
 Policy Loading, Net (Note 3)                                   141               (95)                  61
 Contract Owner Deaths                                            0                 0                    0
 Contract Owner Terminations                                      0               (30)                   0
 Policy Loans, Net                                                0                 0                  (17)
 Cost of Insurance (Note 3)                                       0               (68)                  (2)
 Policy Loan Processing Charges                                   0                 0                    0
 Transfers Among Investment Divisions                          (531)           (1,183)                (165)
                                                -------------------- ----------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                        (390)           (1,273)                (122)
                                                -------------------- ----------------- --------------------

Total Increase (Decrease) in Net Assets                        (386)           (1,220)                (124)
Net Assets, Beginning of Period                                 422             4,678                  227
                                                -------------------- ----------------- --------------------
Net Assets, End of Period                       $                36  $          3,458  $               103
                                                ==================== ================= ====================

See accompanying notes to financial statements.

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
LEGACY POWER CONTRACTS
FOR THE YEAR ENDED DECEMBER 31, 2001

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                       Domestic              Basic                                  Fundamental
                                                        Money                Value                Index               Growth
                                                        Market               Focus                 500                 Focus
(In thousands)                                          Fund                 Fund                 Fund                 Fund
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Reinvested Dividends (Note 2)                  $                21  $                18  $                 2  $                 1
 Mortality and Expense Charges (Note 3)                          (6)                  (3)                  (2)                  (2)
 Transaction Charges (Note 3)                                     0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income(Loss)                                    15                   15                    0                   (1)
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                             0                    0                    0                   (4)
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                                  0                   (5)                  (7)                   6
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                   0                   (5)                  (7)                   2
                                                -------------------- -------------------- -------------------- --------------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations                                       15                   10                   (7)                   1
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                   4,557                   18                   23                   30
 Policy Loading, Net (Note 3)                                     0                    0                    0                    0
 Contract Owner Deaths                                            0                    0                    0                    0
 Contract Owner Terminations                                     (3)                  (8)                  (4)                  (1)
 Policy Loans, Net                                                0                    0                    0                    0
 Cost of Insurance (Note 3)                                      (7)                   0                   (5)                  (2)
 Policy Loan Processing Charges                                   0                    0                    0                    0
 Transfers Among Investment Divisions                        (3,060)                 293                  174                  483
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                       1,487                  303                  188                  510
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                       1,502                  313                  181                  511
Net Assets, Beginning of Period                                   0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, End of Period                       $             1,502  $               313  $               181  $               511
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
LEGACY POWER CONTRACTS
FOR THE YEAR ENDED DECEMBER 31, 2001 (continued)

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                                           Mercury HW
                                                      Government         International           Premier             Growth and
                                                         Bond              Value VIP              Growth               Income
(In thousands)                                           Fund              Portfolio            Portfolio            Portfolio
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Reinvested Dividends (Note 2)                  $                 3  $                 6  $                 4  $                 1
 Mortality and Expense Charges (Note 3)                          (1)                  (1)                  (1)                  (1)
 Transaction Charges (Note 3)                                     0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                    2                    5                    3                    0
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                             3                   (4)                   0                   (4)
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                                 (8)                  (8)                 (13)                  12
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                  (5)                 (12)                 (13)                   8
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                       (3)                  (7)                 (10)                   8
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       0                    8                    7                    0
 Policy Loading, Net (Note 3)                                     0                    0                    0                    0
 Contract Owner Deaths                                            0                    0                    0                    0
 Contract Owner Terminations                                      2                   (1)                  (2)                   0
 Policy Loans, Net                                                0                    0                    0                    0
 Cost of Insurance (Note 3)                                      (1)                  (2)                  (2)                  (1)
 Policy Loan Processing Charges                                   0                    0                    0                    0
 Transfers Among Investment Divisions                           250                  135                   84                  274
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                         251                  140                   87                  273
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                         248                  133                   77                  281
Net Assets, Beginning of Period                                   0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, End of Period                       $               248  $               133  $                77  $               281
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
LEGACY POWER CONTRACTS
FOR THE YEAR ENDED DECEMBER 31, 2001 (continued)

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                         MFS                  MFS                                       AIM V.I.
                                                       Emerging            Investor                AIM               International
                                                        Growth               Trust              V.I. Value              Equity
(In thousands)                                          Series               Series                Fund                 Fund
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Reinvested Dividends (Note 2)                  $                 7  $                 0  $                 2  $                 1
 Mortality and Expense Charges (Note 3)                          (1)                   0                   (1)                   0
 Transaction Charges (Note 3)                                     0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                    6                    0                    1                    1
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                            (4)                   0                    1                    0
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                                 (1)                   1                   (6)                  (3)
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                  (5)                   1                   (5)                  (3)
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                        1                    1                   (4)                  (2)
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       7                    0                    7                    0
 Policy Loading, Net (Note 3)                                     0                    0                    0                    0
 Contract Owner Deaths                                            0                    0                    0                    0
 Contract Owner Terminations                                     (1)                   0                   (2)                   0
 Policy Loans, Net                                                0                    0                    0                    0
 Cost of Insurance (Note 3)                                      (2)                   0                   (2)                   0
 Policy Loan Processing Charges                                   0                    0                    0                    0
 Transfers Among Investment Divisions                            81                   51                   86                   41
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                          85                   51                   89                   41
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                          86                   52                   85                   39
Net Assets, Beginning of Period                                   0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, End of Period                       $                86  $                52  $                85  $                39
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
LEGACY POWER CONTRACTS
FOR THE YEAR ENDED DECEMBER 31, 2001 (continued)

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                                                                 Total               Seligman
                                                        Davis                                    Return             Small Cap
                                                        Value                Trend                Bond                Value
(In thousands)                                        Portfolio              Series             Portfolio           Portfolio
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Reinvested Dividends (Note 2)                  $                 2  $                 0  $                12  $                 0
 Mortality and Expense Charges (Note 3)                          (2)                   0                   (2)                   0
 Transaction Charges (Note 3)                                     0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                    0                    0                   10                    0
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                            (3)                   0                    2                    0
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                                  5                    1                  (10)                  11
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                   2                    1                   (8)                  11
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                        2                    1                    2                   11
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                      30                   24                   30                    0
 Policy Loading, Net (Note 3)                                     0                    0                    0                    0
 Contract Owner Deaths                                            0                    0                    0                    0
 Contract Owner Terminations                                     (1)                   1                    0                    0
 Policy Loans, Net                                                0                    0                    0                    0
 Cost of Insurance (Note 3)                                      (2)                  (1)                  (2)                   0
 Policy Loan Processing Charges                                   0                    0                    0                    0
 Transfers Among Investment Divisions                           421                   78                  437                  116
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                         448                  102                  465                  116
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                         450                  103                  467                  127
Net Assets, Beginning of Period                                   0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, End of Period                       $               450  $               103  $               467  $               127
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
LEGACY POWER CONTRACTS
FOR THE YEAR ENDED DECEMBER 31, 2001 (continued)

                                               Divisions Investing In
                                                --------------------

                                                       Emerging
                                                        Growth
(In thousands)                                        Portfolio
                                                --------------------
Investment Income (Loss):
 Reinvested Dividends (Note 2)                  $                 0
 Mortality and Expense Charges (Note 3)                           0
 Transaction Charges (Note 3)                                     0
                                                --------------------
  Net Investment Income (Loss)                                    0
                                                --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                            (2)
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                                  4
                                                --------------------
 Net Gain (Loss) on Investments                                   2
                                                --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                        2
                                                --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       0
 Policy Loading, Net (Note 3)                                     0
 Contract Owner Deaths                                            0
 Contract Owner Terminations                                     (1)
 Policy Loans, Net                                                0
 Cost of Insurance (Note 3)                                       0
 Policy Loan Processing Charges                                   0
 Transfers Among Investment Divisions                            56
                                                --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                          55
                                                --------------------

Total Increase (Decrease) in Net Assets                          57
Net Assets, Beginning of Period                                   0
                                                --------------------
Net Assets, End of Period                       $                57
                                                ====================

See accompanying notes to financial statements.

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
INVESTOR CONTRACTS
FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                                          Intermediate            Core
                                                        Money              Government             Bond               Capital
                                                       Reserve               Bond               Strategy              Stock
(In thousands)                                        Portfolio            Portfolio            Portfolio            Portfolio
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Reinvested Dividends (Note 2)                  $             5,336  $             1,513  $             1,627  $            13,706
 Mortality and Expense Charges (Note 3)                        (741)                (228)                (228)                (498)
 Transaction Charges (Note 3)                                     0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income(Loss)                                 4,595                1,285                1,399               13,208
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                             0                 (209)                (196)               1,258
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                                  0                1,527                  960              (20,227)
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                   0                1,318                  764              (18,969)
                                                -------------------- -------------------- -------------------- --------------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations                                    4,595                2,603                2,163               (5,761)
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                  69,004                  441                1,321                2,428
 Policy Loading, Net (Note 3)                                 2,877                 (151)                (108)                (184)
 Contract Owner Deaths                                         (488)                (223)                 (48)                (285)
 Contract Owner Terminations                                 (2,175)                 (17)                (374)                (659)
 Policy Loans, Net                                             (511)                 (39)                (127)                (981)
 Cost of Insurance (Note 3)                                  (1,878)                (393)                (429)                (791)
 Policy Loan Processing Charges                                (181)                   0                    2                  (10)
 Transfers Among Investment Divisions                       (79,912)                 606                2,221                 (698)
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                     (13,264)                 224                2,458               (1,180)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                      (8,669)               2,827                4,621               (6,941)
Net Assets, Beginning of Period                              87,020               24,249               23,752               55,780
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, End of Period                       $            78,351  $            27,076  $            28,373  $            48,839
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
INVESTOR CONTRACTS
FOR THE YEAR ENDED DECEMBER 31, 2000 (continued)

                                                                                Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                     Fundamental            Balanced
                                                       Growth               Capital               High                Natural
                                                       Strategy             Strategy              Yield              Resources
(In thousands)                                        Portfolio            Portfolio            Portfolio            Portfolio
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Reinvested Dividends (Note 2)                  $            21,388  $             5,794  $             2,519  $                25
 Mortality and Expense Charges (Note 3)                        (855)                (332)                (229)                 (19)
 Transaction Charges (Note 3)                                     0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                               20,533                5,462                2,290                    6
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                         2,292                  590               (1,110)                 574
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                            (29,884)              (8,146)              (2,710)                  99
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                             (27,592)              (7,556)              (3,820)                 673
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                   (7,059)              (2,094)              (1,530)                 679
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                   5,020                1,428                1,454                   72
 Policy Loading, Net (Note 3)                                  (242)                (158)                 (90)                  (9)
 Contract Owner Deaths                                         (418)                (162)                (423)                   0
 Contract Owner Terminations                                   (948)                (920)                (219)                 (31)
 Policy Loans, Net                                           (1,233)                (178)                (206)                   3
 Cost of Insurance (Note 3)                                  (1,516)                (587)                (438)                 (38)
 Policy Loan Processing Charges                                 (19)                   2                    3                    0
 Transfers Among Investment Divisions                         5,397                  (45)              (1,930)                 254
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                       6,041                 (620)              (1,849)                 251
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                      (1,018)              (2,714)              (3,379)                 930
Net Assets, Beginning of Period                              87,028               37,024               26,949                1,796
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, End of Period                       $            86,010  $            34,310  $            23,570  $             2,726
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
INVESTOR CONTRACTS
FOR THE YEAR ENDED DECEMBER 31, 2000 (continued)

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                       Global                                  Utilities &         International
                                                      Allocation                                Telecomm              Equity
                                                       Strategy            Balanced               Focus               Focus
(In thousands)                                        Portfolio            Portfolio              Fund                Fund
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Reinvested Dividends (Note 2)                  $             6,748  $             2,009  $             1,448  $               552
 Mortality and Expense Charges (Note 3)                        (451)                (161)                 (34)                 (95)
 Transaction Charges (Note 3)                                     0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                6,297                1,848                1,414                  457
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                           631                   74                   25                  329
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                            (12,189)              (2,270)              (1,588)              (2,850)
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                             (11,558)              (2,196)              (1,563)              (2,521)
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                   (5,261)                (348)                (149)              (2,064)
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                   2,963                  760                  178                    1
 Policy Loading, Net (Note 3)                                  (154)                (107)                 (18)                 (49)
 Contract Owner Deaths                                         (304)                (361)                   0                  (82)
 Contract Owner Terminations                                   (628)                (449)                 (25)                (136)
 Policy Loans, Net                                             (365)                 (54)                 (17)                 (77)
 Cost of Insurance (Note 3)                                    (873)                (334)                 (60)                (172)
 Policy Loan Processing Charges                                  (2)                   0                    0                    0
 Transfers Among Investment Divisions                           469                 (119)                 (46)                (633)
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                       1,106                 (664)                  12               (1,148)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                      (4,155)              (1,012)                (137)              (3,212)
Net Assets, Beginning of Period                              50,626               18,077                3,890               12,156
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, End of Period                       $            46,471  $            17,065  $             3,753  $             8,944
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
INVESTOR CONTRACTS
FOR THE YEAR ENDED DECEMBER 31, 2000 (continued)

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                        Global               Basic              Developing           Small Cap
                                                        Bond                 Value               Capital               Value
                                                        Focus                Focus            Markets Focus            Focus
(In thousands)                                          Fund                 Fund                 Fund                 Fund
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Reinvested Dividends (Note 2)                  $                39  $             8,698  $                37  $             1,808
 Mortality and Expense Charges (Note 3)                          (8)                (688)                 (45)                 (60)
 Transaction Charges (Note 3)                                     0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                   31                8,010                   (8)               1,748
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                           (35)                  17                 (178)                 426
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                                 (6)                 801               (1,424)              (1,409)
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                 (41)                 818               (1,602)                (983)
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                      (10)               8,828               (1,610)                 765
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       0                4,422                  401                  369
 Policy Loading, Net (Note 3)                                    (7)                (322)                 (10)                 (24)
 Contract Owner Deaths                                            0               (1,268)                  (5)                   0
 Contract Owner Terminations                                    (41)              (1,234)                 (95)                 (30)
 Policy Loans, Net                                                0                 (121)                  19                  (14)
 Cost of Insurance (Note 3)                                     (17)              (1,314)                 (80)                 (98)
 Policy Loan Processing Charges                                  (1)                   1                   (1)                   0
 Transfers Among Investment Divisions                          (183)               6,003                 (295)               2,119
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                        (249)               6,167                  (66)               2,322
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                        (259)              14,995               (1,676)               3,087
Net Assets, Beginning of Period                               1,054               70,404                5,328                5,093
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, End of Period                       $               795  $            85,399  $             3,652  $             8,180
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
INVESTOR CONTRACTS
FOR THE YEAR ENDED DECEMBER 31, 2000 (continued)

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                                           Balanced              Global              Mercury HW
                                                        Index               Capital              Growth            International
                                                         500                 Focus               Focus               Value VIP
(In thousands)                                          Fund                 Fund                Fund                Portfolio
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Reinvested Dividends (Note 2)                  $               396  $                17  $               444  $                90
 Mortality and Expense Charges (Note 3)                        (331)                  (3)                 (41)                 (44)
 Transaction Charges (Note 3)                                     0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                   65                   14                  403                   46
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                           410                    0                   96                  179
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                             (4,376)                  11               (1,630)                  60
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                              (3,966)                  11               (1,534)                 239
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                   (3,901)                  25               (1,131)                 285
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                   1,937                   63                  382                  350
 Policy Loading, Net (Note 3)                                  (184)                  (1)                 (17)                 (10)
 Contract Owner Deaths                                         (726)                   0                    0                  (21)
 Contract Owner Terminations                                   (344)                   0                  (74)                 (42)
 Policy Loans, Net                                              (44)                  (3)                 (18)                  23
 Cost of Insurance (Note 3)                                    (692)                  (5)                 (98)                 (79)
 Policy Loan Processing Charges                                   3                    0                   (1)                  (1)
 Transfers Among Investment Divisions                         8,502                  290                6,826                3,824
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                       8,452                  344                7,000                4,044
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                       4,551                  369                5,869                4,329
Net Assets, Beginning of Period                              32,092                  255                  769                2,201
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, End of Period                       $            36,643  $               624  $             6,638  $             6,530
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
INVESTOR CONTRACTS
FOR THE YEAR ENDED DECEMBER 31, 2000 (continued)

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                      Large Cap                                                        MFS
                                                       Growth                                   Premier              Emerging
                                                       Focus                Quasar               Growth               Growth
(In thousands)                                         Fund                Portfolio            Portfolio             Series
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Reinvested Dividends (Note 2)                  $                43  $                28  $             3,477  $             1,903
 Mortality and Expense Charges (Note 3)                         (20)                  (9)                (591)                (324)
 Transaction Charges (Note 3)                                     0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                   23                   19                2,886                1,579
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                            58                  134                4,259                5,603
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                               (546)                (247)             (19,471)             (15,444)
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                (488)                (113)             (15,212)              (9,841)
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                     (465)                 (94)             (12,326)              (8,262)
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                     112                   68                4,968                2,418
 Policy Loading, Net (Note 3)                                    (6)                  (3)                (291)                 (89)
 Contract Owner Deaths                                            0                    0               (2,041)                (287)
 Contract Owner Terminations                                     (1)                  (1)                (796)                (532)
 Policy Loans, Net                                               15                   (1)                (541)                (428)
 Cost of Insurance (Note 3)                                     (54)                 (14)              (1,158)                (539)
 Policy Loan Processing Charges                                   0                    0                    0                    0
 Transfers Among Investment Divisions                         1,647                1,051               14,888                9,464
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                       1,713                1,100               15,029               10,007
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                       1,248                1,006                2,703                1,745
Net Assets, Beginning of Period                               1,437                  512               57,725               31,207
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, End of Period                       $             2,685  $             1,518  $            60,428  $            32,952
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
INVESTOR CONTRACTS
FOR THE YEAR ENDED DECEMBER 31, 2000 (continued)

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                                                                   AIM
                                                         MFS                  AIM              V.I. Capital
                                                       Research            V.I. Value          Appreciation            2000
(In thousands)                                          Series                Fund                Fund                 Trust
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Reinvested Dividends (Note 2)                  $             1,224  $             1,741  $               388  $                 0
 Mortality and Expense Charges (Note 3)                        (179)                (349)                (122)                  (1)
 Transaction Charges (Note 3)                                     0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                1,045                1,392                  266                   (1)
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                           211                1,560                2,526                  136
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                             (2,674)              (9,670)              (5,046)                (133)
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                              (2,463)              (8,110)              (2,520)                   3
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                   (1,418)              (6,718)              (2,254)                   2
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                   1,374                2,653                  986                    0
 Policy Loading, Net (Note 3)                                   (67)                (153)                 (68)                  (6)
 Contract Owner Deaths                                          (44)                (658)                (730)                 (43)
 Contract Owner Terminations                                   (224)                (362)                (364)                   0
 Policy Loans, Net                                              (70)                (230)                 (49)                  (1)
 Cost of Insurance (Note 3)                                    (344)                (648)                (217)                  (1)
 Policy Loan Processing Charges                                  (2)                   1                    1                    0
 Transfers Among Investment Divisions                         4,679               10,417                6,010                 (609)
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                       5,302               11,020                5,569                 (660)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                       3,884                4,302                3,315                 (658)
Net Assets, Beginning of Period                              16,938               33,816               10,262                  658
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, End of Period                       $            20,822  $            38,118  $            13,577  $                 0
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
INVESTOR CONTRACTS
FOR THE YEAR ENDED DECEMBER 31, 2000 (continued)

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------

                                                        2001                 2002                 2003                 2004
(In thousands)                                          Trust                Trust                Trust                Trust
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Reinvested Dividends (Note 2)                  $                 0  $                 0  $                 0  $                 0
 Mortality and Expense Charges (Note 3)                          (3)                  (7)                  (3)                 (10)
 Transaction Charges (Note 3)                                     0                   (4)                  (1)                  (4)
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                   (3)                 (11)                  (4)                 (14)
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                             3                    6                    3                   36
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                                 17                   51                   28                   83
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                  20                   57                   31                  119
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                       17                   46                   27                  105
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       1                    0                    4                    8
 Policy Loading, Net (Note 3)                                    (4)                  (5)                  (2)                 (12)
 Contract Owner Deaths                                            0                    0                    0                  (67)
 Contract Owner Terminations                                      0                    0                    0                    0
 Policy Loans, Net                                                3                   (2)                   3                    0
 Cost of Insurance (Note 3)                                      (5)                 (10)                  (5)                 (14)
 Policy Loan Processing Charges                                  (1)                   0                   (1)                   0
 Transfers Among Investment Divisions                            (1)                 101                   24                  116
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                          (7)                  84                   23                   31
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                          10                  130                   50                  136
Net Assets, Beginning of Period                                 321                  667                  292                1,058
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, End of Period                       $               331  $               797  $               342  $             1,194
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
INVESTOR CONTRACTS
FOR THE YEAR ENDED DECEMBER 31, 2000 (continued)

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------

                                                        2005                 2006                 2007                 2008
(In thousands)                                          Trust                Trust                Trust                Trust
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Reinvested Dividends (Note 2)                  $                 0  $                 0  $                 0  $                 0
 Mortality and Expense Charges (Note 3)                          (6)                  (3)                  (2)                  (5)
 Transaction Charges (Note 3)                                    (2)                  (1)                  (1)                  (2)
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                   (8)                  (4)                  (3)                  (7)
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                            41                    6                    2                   17
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                                 48                   40                   35                   76
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                  89                   46                   37                   93
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                       81                   42                   34                   86
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                      13                    1                    0                   47
 Policy Loading, Net (Note 3)                                    (7)                   0                   (2)                  (1)
 Contract Owner Deaths                                          (44)                   0                    0                    0
 Contract Owner Terminations                                      0                    0                    0                    0
 Policy Loans, Net                                                0                    0                    0                    0
 Cost of Insurance (Note 3)                                     (10)                  (3)                  (4)                  (6)
 Policy Loan Processing Charges                                   0                    0                    0                    0
 Transfers Among Investment Divisions                           (27)                 (15)                   0                  (65)
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                         (75)                 (17)                  (6)                 (25)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                           6                   25                   28                   61
Net Assets, Beginning of Period                                 745                  318                  226                  540
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, End of Period                       $               751  $               343  $               254  $               601
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
INVESTOR CONTRACTS
FOR THE YEAR ENDED DECEMBER 31, 2000 (continued)

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------

                                                        2009                 2010                 2011                 2013
(In thousands)                                          Trust                Trust                Trust                Trust
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Reinvested Dividends (Note 2)                  $                 0  $                 0  $                 0  $                 0
 Mortality and Expense Charges (Note 3)                          (1)                  (5)                  (2)                  (3)
 Transaction Charges (Note 3)                                     0                   (2)                  (1)                  (1)
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                   (1)                  (7)                  (3)                  (4)
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                             1                   98                    3                   14
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                                 17                   20                   37                   73
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                  18                  118                   40                   87
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                       17                  111                   37                   83
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       2                    5                    3                   51
 Policy Loading, Net (Note 3)                                     0                    2                   (1)                   2
 Contract Owner Deaths                                            0                    0                    0                    0
 Contract Owner Terminations                                      0                    0                    0                    0
 Policy Loans, Net                                                0                    0                    0                   (1)
 Cost of Insurance (Note 3)                                      (2)                  (5)                  (3)                  (3)
 Policy Loan Processing Charges                                   0                    0                    0                    0
 Transfers Among Investment Divisions                             0                  (51)                  (1)                 (35)
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                           0                  (49)                  (2)                  14
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                          17                   62                   35                   97
Net Assets, Beginning of Period                                  89                  453                  169                  325
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, End of Period                       $               106  $               515  $               204  $               422
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
INVESTOR CONTRACTS
FOR THE YEAR ENDED DECEMBER 31, 2000 (continued)

                                                         Divisions Investing In
                                                --------------------------------------

                                                        2014                 2019
(In thousands)                                          Trust                Trust
                                                -------------------- -----------------
Investment Income (Loss):
 Reinvested Dividends (Note 2)                  $                 0  $              0
 Mortality and Expense Charges (Note 3)                         (38)               (2)
 Transaction Charges (Note 3)                                   (14)               (1)
                                                -------------------- -----------------
  Net Investment Income (Loss)                                  (52)               (3)
                                                -------------------- -----------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                           120                 8
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                                885                51
                                                -------------------- -----------------
 Net Gain (Loss) on Investments                               1,005                59
                                                -------------------- -----------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                      953                56
                                                -------------------- -----------------

Contract Transactions:
 Net Premiums Received from Contract Owners                     264                14
 Policy Loading, Net (Note 3)                                   (23)                0
 Contract Owner Deaths                                            0                 0
 Contract Owner Terminations                                    (51)                0
 Policy Loans, Net                                               (2)                0
 Cost of Insurance (Note 3)                                     (71)               (2)
 Policy Loan Processing Charges                                   1                 0
 Transfers Among Investment Divisions                          (200)              (43)
                                                -------------------- -----------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                         (82)              (31)
                                                -------------------- -----------------

Total Increase (Decrease) in Net Assets                         871                25
Net Assets, Beginning of Period                               3,807               202
                                                -------------------- -----------------
Net Assets, End of Period                       $             4,678  $            227
                                                ==================== =================

See accompanying notes to financial statements.

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
INVESTOR CONTRACTS
FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                                          Intermediate             Core
                                                        Money              Government              Bond               Capital
                                                       Reserve                Bond               Strategy              Stock
(In thousands)                                        Portfolio            Portfolio            Portfolio            Portfolio
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Reinvested Dividends (Note 2)                  $             4,416  $             1,619  $             1,694  $             9,292
 Mortality and Expense Charges (Note 3)                        (748)                (220)                (217)                (434)
 Transaction Charges (Note 3)                                     0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                3,668                1,399                1,477                8,858
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                             0                   19                   76                1,509
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                                  0               (1,928)              (2,338)               2,899
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                   0               (1,909)              (2,262)               4,408
                                                -------------------- -------------------- -------------------- --------------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations                                    3,668                 (510)                (785)              13,266
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                  77,909                  495                1,286                2,813
 Policy Loading, Net (Note 3)                                 3,924                 (131)                (116)                (176)
 Contract Owner Deaths                                       (1,164)                 (57)                (282)                (735)
 Contract Owner Terminations                                 (2,691)                (292)                (290)                (975)
 Policy Loans, Net                                             (635)                 (45)                 (37)              (1,062)
 Cost of Insurance (Note 3)                                  (1,672)                (340)                (364)                (656)
 Policy Loan Processing Charges                                 126                  (14)                 (13)                 (26)
 Transfers Among Investment Divisions                       (68,863)               3,198                1,687               (4,221)
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                       6,934                2,814                1,871               (5,038)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                      10,602                2,304                1,086                8,228
Net Assets, Beginning of Period                              76,418               21,945               22,666               47,552
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, End of Period                       $            87,020  $            24,249  $            23,752  $            55,780
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
INVESTOR CONTRACTS
FOR THE YEAR ENDED DECCMBER 31, 1999 (continued)

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                     Fundamental            Balanced
                                                       Growth               Capital               High               Natural
                                                       Strategy             Strategy              Yield              Resources
(In thousands)                                        Portfolio            Portfolio            Portfolio            Portfolio
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Reinvested Dividends (Note 2)                  $            20,509  $             6,006  $             3,095  $                57
 Mortality and Expense Charges (Note 3)                        (642)                (300)                (248)                 (15)
 Transaction Charges (Note 3)                                     0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                               19,867                5,706                2,847                   42
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                         3,341                  385                 (885)                (100)
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                                652                  (98)                (734)                 409
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                               3,993                  287               (1,619)                 309
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                   23,860                5,993                1,228                  351
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                   4,627                1,541                1,764                   86
 Policy Loading, Net (Note 3)                                  (229)                (154)                (113)                  (8)
 Contract Owner Deaths                                       (1,097)                (197)                (341)                 (23)
 Contract Owner Terminations                                 (1,839)              (1,334)                (757)                 (51)
 Policy Loans, Net                                           (1,121)                (243)                (278)                  (9)
 Cost of Insurance (Note 3)                                  (1,080)                (506)                (441)                 (28)
 Policy Loan Processing Charges                                 (42)                 (15)                 (17)                  (1)
 Transfers Among Investment Divisions                           712                   78               (2,399)                 (17)
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                         (69)                (830)              (2,582)                 (51)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                      23,791                5,163               (1,354)                 300
Net Assets, Beginning of Period                              63,237               31,861               28,303                1,496
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, End of Period                       $            87,028  $            37,024  $            26,949  $             1,796
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
INVESTOR CONTRACTS
FOR THE YEAR ENDED DECCMBER 31, 1999 (continued)

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                       Global                                  Utilities &         International
                                                      Allocation                                Telecomm              Equity
                                                       Strategy            Balanced               Focus                Focus
(In thousands)                                        Portfolio            Portfolio              Fund                 Fund
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Reinvested Dividends (Note 2)                  $             5,762  $             2,777  $               474  $               532
 Mortality and Expense Charges (Note 3)                        (404)                (157)                 (33)                 (96)
 Transaction Charges (Note 3)                                     0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                5,358                2,620                  441                  436
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                           388                  290                  180                 (218)
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                              2,763               (1,617)                (209)               3,195
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                               3,151               (1,327)                 (29)               2,977
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                    8,509                1,293                  412                3,413
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                   3,386                  711                  192                  446
 Policy Loading, Net (Note 3)                                  (124)                 (86)                 (17)                 (47)
 Contract Owner Deaths                                         (523)                (133)                   0                 (109)
 Contract Owner Terminations                                   (908)                (514)                (130)                (272)
 Policy Loans, Net                                             (234)                (426)                 (16)                 (66)
 Cost of Insurance (Note 3)                                    (746)                (283)                 (53)                (178)
 Policy Loan Processing Charges                                 (24)                  (7)                  (2)                  (4)
 Transfers Among Investment Divisions                        (2,689)               1,954                  391               (1,579)
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                      (1,862)               1,216                  365               (1,809)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                       6,647                2,509                  777                1,604
Net Assets, Beginning of Period                              43,979               15,568                3,113               10,552
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, End of Period                       $            50,626  $            18,077  $             3,890  $            12,156
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
INVESTOR CONTRACTS
FOR THE YEAR ENDED DECCMBER 31, 1999 (continued)

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                        Global               Basic              Developing           Small Cap
                                                        Bond                 Value               Capital               Value
                                                        Focus                Focus            Markets Focus            Focus
(In thousands)                                          Fund                 Fund                 Fund                 Fund
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Reinvested Dividends (Note 2)                  $                70  $            14,764  $               113  $               550
 Mortality and Expense Charges (Note 3)                         (11)                (578)                 (35)                 (38)
 Transaction Charges (Note 3)                                     0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                   59               14,186                   78                  512
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                           (38)                 379                 (617)                (715)
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                               (132)              (3,865)               2,531                1,400
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                (170)              (3,486)               1,914                  685
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                     (111)              10,700                1,992                1,197
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                      76                4,204                  452                  316
 Policy Loading, Net (Note 3)                                    (8)                (275)                 (17)                 (40)
 Contract Owner Deaths                                            0                 (872)                 (66)                   0
 Contract Owner Terminations                                    (35)              (1,947)                (285)                (719)
 Policy Loans, Net                                                0                 (555)                 (87)                 (25)
 Cost of Insurance (Note 3)                                     (22)              (1,044)                 (65)                 (57)
 Policy Loan Processing Charges                                  (1)                 (37)                  (3)                  (1)
 Transfers Among Investment Divisions                          (248)               6,369                 (101)                 602
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                        (238)               5,843                 (172)                  76
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                        (349)              16,543                1,820                1,273
Net Assets, Beginning of Period                               1,403               53,861                3,508                3,820
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, End of Period                       $             1,054  $            70,404  $             5,328  $             5,093
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
INVESTOR CONTRACTS
FOR THE YEAR ENDED DECCMBER 31, 1999 (continued)

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                                            Balanced              Global             Mercury HW
                                                        Index               Capital               Growth           International
                                                         500                 Focus                Focus              Value VIP
(In thousands)                                           Fund                Fund                 Fund               Portfolio
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Reinvested Dividends (Note 2)                  $               940  $                 6  $                10  $                10
 Mortality and Expense Charges (Note 3)                        (226)                  (1)                  (1)                  (4)
 Transaction Charges (Note 3)                                     0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                  714                    5                    9                    6
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                         1,015                    1                   14                   12
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                              2,882                   (5)                  99                  101
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                               3,897                   (4)                 113                  113
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                    4,611                    1                  122                  119
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                   1,415                    8                    8                   36
 Policy Loading, Net (Note 3)                                  (179)                  (1)                   0                    3
 Contract Owner Deaths                                         (236)                   0                    0                    0
 Contract Owner Terminations                                 (1,393)                  (1)                   1                   (1)
 Policy Loans, Net                                                3                  (18)                  (1)                   0
 Cost of Insurance (Note 3)                                    (420)                  (2)                  (2)                  (9)
 Policy Loan Processing Charges                                 (11)                   0                    0                   (1)
 Transfers Among Investment Divisions                        14,043                  268                  641                2,054
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                      13,222                  254                  647                2,082
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                      17,833                  255                  769                2,201
Net Assets, Beginning of Period                              14,259                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, End of Period                       $            32,092  $               255  $               769  $             2,201
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
INVESTOR CONTRACTS
FOR THE YEAR ENDED DECCMBER 31, 1999 (continued)

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                      Large Cap                                                         MFS
                                                        Growth                                   Premier              Emerging
                                                        Focus                Quasar               Growth               Growth
(In thousands)                                          Fund               Portfolio            Portfolio              Series
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Reinvested Dividends (Note 2)                  $                 7  $                 0  $               531  $                 0
 Mortality and Expense Charges (Note 3)                          (3)                  (1)                (365)                (149)
 Transaction Charges (Note 3)                                     0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                    4                   (1)                 166                 (149)
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                            17                    0                2,951                1,617
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                                130                   53                8,737               10,816
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                 147                   53               11,688               12,433
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                      151                   52               11,854               12,284
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                      24                   12                2,952                1,290
 Policy Loading, Net (Note 3)                                    (1)                   0                 (136)                 (20)
 Contract Owner Deaths                                            0                    0                 (169)                 (43)
 Contract Owner Terminations                                      0                    0                 (641)                (219)
 Policy Loans, Net                                                0                    0                 (135)                 (13)
 Cost of Insurance (Note 3)                                      (5)                  (1)                (640)                (262)
 Policy Loan Processing Charges                                  (1)                   0                  (21)                  (8)
 Transfers Among Investment Divisions                         1,269                  449               19,919                7,808
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                       1,286                  460               21,129                8,533
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                       1,437                  512               32,983               20,817
Net Assets, Beginning of Period                                   0                    0               24,742               10,390
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, End of Period                       $             1,437  $               512  $            57,725  $            31,207
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
INVESTOR CONTRACTS
FOR THE YEAR ENDED DECCMBER 31, 1999 (continued)

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------
                                                                                                   AIM
                                                         MFS                  AIM              V.I. Capital
                                                       Research            V.I. Value          Appreciation            1999
(In thousands)                                          Series                Fund                 Fund                Trust
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Reinvested Dividends (Note 2)                  $               153  $               556  $               211  $                 0
 Mortality and Expense Charges (Note 3)                        (116)                (210)                 (55)                  (1)
 Transaction Charges (Note 3)                                     0                    0                    0                    0
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                   37                  346                  156                   (1)
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                           283                  251                  624                  255
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                              2,729                5,748                2,023                 (249)
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                               3,012                5,999                2,647                    6
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                    3,049                6,345                2,803                    5
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                     922                1,283                  410                    0
 Policy Loading, Net (Note 3)                                   (60)                 (97)                 (23)                  (3)
 Contract Owner Deaths                                            0                 (127)                 (91)                   0
 Contract Owner Terminations                                   (436)                (450)                 (34)                   0
 Policy Loans, Net                                              (66)                  (1)                  (4)                   0
 Cost of Insurance (Note 3)                                    (232)                (368)                 (92)                  (1)
 Policy Loan Processing Charges                                  (7)                 (13)                  (3)                   0
 Transfers Among Investment Divisions                         4,112               13,379                3,141               (1,178)
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                       4,233               13,606                3,304               (1,182)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                       7,282               19,951                6,107               (1,177)
Net Assets, Beginning of Period                               9,656               13,865                4,155                1,177
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, End of Period                       $            16,938  $            33,816  $            10,262  $                 0
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
INVESTOR CONTRACTS
FOR THE YEAR ENDED DECCMBER 31, 1999 (continued)

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------


                                                        2000                 2001                 2002                 2003
(In thousands)                                          Trust                Trust                Trust                Trust
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Reinvested Dividends (Note 2)                  $                 0  $                 0  $                 0  $                 0
 Mortality and Expense Charges (Note 3)                          (7)                  (3)                  (7)                  (3)
 Transaction Charges (Note 3)                                    (3)                  (1)                  (2)                  (1)
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                  (10)                  (4)                  (9)                  (4)
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                            90                    8                   44                    5
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                                (55)                   2                  (37)                 (10)
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                  35                   10                    7                   (5)
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                       25                    6                   (2)                  (9)
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                       3                    1                    0                    6
 Policy Loading, Net (Note 3)                                   (16)                  (4)                  (6)                  (2)
 Contract Owner Deaths                                         (131)                   0                    0                    0
 Contract Owner Terminations                                    (65)                   0                  (62)                   0
 Policy Loans, Net                                              (13)                   0                    3                    0
 Cost of Insurance (Note 3)                                     (11)                  (4)                  (9)                  (4)
 Policy Loan Processing Charges                                   0                   (1)                   0                   (1)
 Transfers Among Investment Divisions                           (60)                   2                   (8)                  (1)
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                        (293)                  (6)                 (82)                  (2)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                        (268)                   0                  (84)                 (11)
Net Assets, Beginning of Period                                 926                  321                  751                  303
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, End of Period                       $               658  $               321  $               667  $               292
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
INVESTOR CONTRACTS
FOR THE YEAR ENDED DECCMBER 31, 1999 (continued)

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------

                                                        2004                 2005                 2006                 2007
(In thousands)                                          Trust                Trust                Trust                Trust
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Reinvested Dividends (Note 2)                  $                 0  $                 0  $                 0  $                 0
 Mortality and Expense Charges (Note 3)                         (10)                  (7)                  (3)                  (2)
 Transaction Charges (Note 3)                                    (4)                  (3)                  (1)                  (1)
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                  (14)                 (10)                  (4)                  (3)
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                            72                   18                   37                   24
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                               (102)                 (51)                 (59)                 (41)
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                 (30)                 (33)                 (22)                 (17)
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                      (44)                 (43)                 (26)                 (20)
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                      11                   28                   40                    0
 Policy Loading, Net (Note 3)                                   (11)                  (3)                   0                   (2)
 Contract Owner Deaths                                            0                    0                    0                    0
 Contract Owner Terminations                                    (65)                   0                    0                    0
 Policy Loans, Net                                               (2)                   0                    0                    0
 Cost of Insurance (Note 3)                                     (12)                 (10)                  (2)                  (3)
 Policy Loan Processing Charges                                  (1)                   0                    0                    0
 Transfers Among Investment Divisions                           (66)                 (33)                (115)                   0
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                        (146)                 (18)                 (77)                  (5)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                        (190)                 (61)                (103)                 (25)
Net Assets, Beginning of Period                               1,248                  806                  421                  251
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, End of Period                       $             1,058  $               745  $               318  $               226
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
INVESTOR CONTRACTS
FOR THE YEAR ENDED DECCMBER 31, 1999 (continued)

                                                                               Divisions Investing In
                                                -----------------------------------------------------------------------------------

                                                        2008                 2009                 2010                 2011
(In thousands)                                          Trust                Trust                Trust                Trust
                                                -------------------- -------------------- -------------------- --------------------
Investment Income (Loss):
 Reinvested Dividends (Note 2)                  $                 0  $                 0  $                 0  $                 0
 Mortality and Expense Charges (Note 3)                          (5)                  (1)                  (6)                  (2)
 Transaction Charges (Note 3)                                    (2)                   0                   (2)                  (1)
                                                -------------------- -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                   (7)                  (1)                  (8)                  (3)
                                                -------------------- -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                            10                   17                  (60)                  22
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                                (60)                 (27)                 (13)                 (44)
                                                -------------------- -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                 (50)                 (10)                 (73)                 (22)
                                                -------------------- -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                      (57)                 (11)                 (81)                 (25)
                                                -------------------- -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                      48                   17                    2                    4
 Policy Loading, Net (Note 3)                                    (2)                   0                   (5)                   0
 Contract Owner Deaths                                            0                    0                 (158)                   0
 Contract Owner Terminations                                      0                    0                    0                    0
 Policy Loans, Net                                               (5)                   0                    0                    0
 Cost of Insurance (Note 3)                                      (6)                  (2)                  (6)                  (3)
 Policy Loan Processing Charges                                  (1)                   0                    0                    0
 Transfers Among Investment Divisions                           (10)                 (14)                 (63)                 (42)
                                                -------------------- -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                          24                    1                 (230)                 (41)
                                                -------------------- -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                         (33)                 (10)                (311)                 (66)
Net Assets, Beginning of Period                                 573                   99                  764                  235
                                                -------------------- -------------------- -------------------- --------------------
Net Assets, End of Period                       $               540  $                89  $               453  $               169
                                                ==================== ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
INVESTOR CONTRACTS
FOR THE YEAR ENDED DECCMBER 31, 1999 (continued)

                                                                    Divisions Investing In
                                                --------------------------------------------------------------

                                                        2013                 2014                 2019
(In thousands)                                          Trust                Trust                Trust
                                                -------------------- -------------------- --------------------
Investment Income (Loss):
 Reinvested Dividends (Note 2)                  $                 0  $                 0  $                 0
 Mortality and Expense Charges (Note 3)                          (3)                 (40)                  (1)
 Transaction Charges (Note 3)                                    (1)                 (15)                   0
                                                -------------------- -------------------- --------------------
  Net Investment Income (Loss)                                   (4)                 (55)                  (1)
                                                -------------------- -------------------- --------------------

Realized and Unrealized Gains (Losses)
 on Investments:
 Net Realized Gains (Losses) (Note 2)                            27                  319                    0
 Net Change in Unrealized Appreciation
  (Depreciation) During the Year                                (72)                (972)                  (9)
                                                -------------------- -------------------- --------------------
 Net Gain (Loss) on Investments                                 (45)                (653)                  (9)
                                                -------------------- -------------------- --------------------

Net Increase (Decrease) in Net Assets
 Resulting from Operations                                      (49)                (708)                 (10)
                                                -------------------- -------------------- --------------------

Contract Transactions:
 Net Premiums Received from Contract Owners                      53                  156                    2
 Policy Loading, Net (Note 3)                                     2                  (25)                   0
 Contract Owner Deaths                                            0                    0                    0
 Contract Owner Terminations                                      0                    0                    0
 Policy Loans, Net                                                0                  (10)                   0
 Cost of Insurance (Note 3)                                      (3)                 (71)                  (1)
 Policy Loan Processing Charges                                   0                   (2)                   0
 Transfers Among Investment Divisions                           (37)                (543)                 211
                                                -------------------- -------------------- --------------------
  Net Increase (Decrease) in Net Assets
   Resulting from Contract Transactions                          15                 (495)                 212
                                                -------------------- -------------------- --------------------

Total Increase (Decrease) in Net Assets                         (34)              (1,203)                 202
Net Assets, Beginning of Period                                 359                5,010                    0
                                                -------------------- -------------------- --------------------
Net Assets, End of Period                       $               325  $             3,807  $               202
                                                ==================== ==================== ====================

See accompanying notes to financial statements.

MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
MERRILL LYNCH LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

   Merrill Lynch Variable Life Separate Account ("Account"), a separate account of Merrill Lynch Life Insurance Company ("Merrill Lynch Life"), was established to support Merrill Lynch Life's operations with respect to certain variable life insurance contracts ("Contracts"). The Account is governed by Arkansas State Insurance Law. Merrill Lynch Life is an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. ("Merrill Lynch & Co."). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and consists of thirty-nine investment divisions (forty during the year) that support Investor contracts and seventeen investment divisions that support Legacy Power contracts. Investor contracts are comprised of Investor Life, Investor Life Plus, and Estate Investor contracts. Legacy Power contracts were introduced on March 5, 2001. The investment divisions supporting Investor contracts are as follows:

   - Merrill Lynch Series Fund, Inc.: Nine of the investment divisions each invest in the shares of a single mutual fund portfolio of the Merrill Lynch Series Fund, Inc. ("Merrill Series Fund"). The investment advisor to the funds of the Merrill Series Fund is Merrill Lynch Investment Managers, L.P. ("MLIM"), an indirect subsidiary of Merrill Lynch & Co. Effective May 1, 2001, (i) the Long-term Corporate Bond Portfolio was renamed the Core Bond Strategy Portfolio, (ii) the Growth Stock Portfolio was renamed the Fundamental Growth Strategy Portfolio, (iii) the Multiple Strategy Portfolio was renamed the Balanced Capital Strategy Portfolio, and (iv) the Global Strategy Portfolio was renamed the Global Allocation Strategy Portfolio. Following the close of business on May 11, 2001, the Balanced Portfolio merged with and into the Balanced Capital Strategy Portfolio.
   - Merrill Lynch Variable Series Funds, Inc.: Nine of the investment divisions each invest in the shares of a single mutual fund portfolio of the Merrill Lynch Variable Series Funds, Inc. ("Merrill Variable Funds"). The investment advisor to the funds of the Merrill Variable Funds is MLIM. Following the close of business on April 27, 2001, the Balanced Capital Focus Fund merged with and into the American Balanced Fund and the fund was closed to allocations of premiums and contract value. The Large Cap Value Focus Fund commenced operations on May 1, 2001.
   - Mercury  HW  Variable  Trust:  One  of  the  investment divisions invests  in  the  shares of a single mutual fund portfolio of the
     Mercury HW Variable Trust ("Mercury Trust"). The investment advisor to the fund of the Mercury Trust is Mercury Advisors, a division of MLIM. Effective following the close of business on April 27, 2001, the International Equity Focus Fund of the Merrill Variable Funds merged with and into the Mercury HW International Value VIP Portfolio of the Mercury HW Variable Trust.
   - Mercury V.I. Funds, Inc.: One of the investment divisions invests in the shares of a single mutual fund portfolio of the Mercury V.I. Funds, Inc. ("Mercury Funds"). The investment advisor to the fund of the Mercury Funds is Mercury Advisors. Effective May 1, 2001, the Mercury V.I. US Large Cap Fund was renamed the Large Cap Growth Focus Fund.
   - Alliance Variable Products Series Fund, Inc.: Two of the investment divisions invest in the shares of a single mutual fund portfolio of the Alliance Variable Products Series Fund, Inc. ("Alliance Variable Fund"). The investment advisor to the funds of the Alliance Variable Fund is Alliance Capital Management L.P.
   - MFS Variable Insurance Trust: Two of the investment divisions each invest in the shares of a single mutual fund portfolio of the MFS Variable Insurance Trust ("MFS Variable Trust"). The investment advisor to the funds of the MFS Variable Trust is Massachusetts Financial Services Company.
   - AIM Variable Insurance Funds: Two of the investment divisions each invest in the shares of a single mutual fund portfolio of the AIM Variable Insurance Funds, Inc. ("AIM Variable Funds"). The investment advisor to the funds of the AIM Variable Funds is AIM Advisors, Inc.
   - The Merrill Lynch Fund of Stripped ("Zero") U.S. Treasury Securities, Series A through L: Thirteen of the investment divisions (fourteen during the year) each invest in the units of a single trust of the Merrill Lynch Fund of Stripped ("Zero") U.S. Treasury Securities, Series A through L ("Merrill Zero Trusts"). Each trust of the Merrill Zero Trusts consists of Stripped Treasury Securities with a fixed maturity date and a Treasury Note deposited to provide income to pay expenses of the trust. Merrill Zero Trusts are sponsored by Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch & Co. The 2001 Trust matured on February 15, 2001, the 2000 Trust matured on February 15, 2000, and the 1999 Trust matured on February 16, 1999.

   The investment divisions supporting Legacy Power contracts are as follows:

   - Merrill Lynch Variable Series Funds, Inc.: Five of the investment divisions each invest in the shares of a single mutual fund portfolio of the Merrill Variable Funds.
   - Mercury  HW  Variable  Trust: One  of  the  investment  divisions invests  in  the  shares of a single mutual fund portfolio of the
     Mercury Trust.
   - Alliance Variable Products Series Fund,Inc.:Two of the investment divisions each invest in the shares of a single mutual fund portfolio of the Alliance Variable Fund.
   - MFS Variable Insurance Trust:Two of the investment divisions each invest in the shares of a single mutual fund portfolio of the MFS Variable Trust.
   - AIM Variable Insurance Funds, Inc. : Two of the investment divisions each invest in the shares of a single mutual fund portfolio of the AIM Variable Funds.
   - Davis Variable Account Fund, Inc. : One of the investment divisions invests in the shares of a single mutual fund portfolio of the Davis Variable Account Fund, Inc. ("Davis Fund"). The investment advisor to the Davis Fund is Davis Selected Advisers, L.P.
   - Delaware  Group  Premium  Fund: One  of  the investment divisions invests in the shares a single mutual fund portfolio of the Delaware Group Premium Fund ("Delaware Fund"). The investment advisor to the Delaware Fund is Delaware Management Company.
   - PIMCO Variable Insurance Trust: One of the investment divisions invests in the shares of a single mutual fund portfolio of the PIMCO Variable Insurance Trust ("PIMCO Trust"). The investment advisor to the PIMCO Trust is Pacific Investment Management Company.
   - Seligman Portfolios, Inc.: One of the investment divisions invests in the shares of a single mutual fund portfolio of the Seligman Portfolios, Inc. ("Seligman Portfolios"). The investment advisor to the Seligman Portfolios is J. & W. Seligman & Co. Inc.
   - Van Kampen Life Investment Trust: One of the investment divisions invests in the shares of a single mutual fund portfolio of the Van Kampen Life Investment Trust ("Van Kampen Trust"). The investment advisor to the Van Kampen Trust is Van Kampen Asset Management, Inc.

   The assets of the Account are registered in the name of Merrill Lynch Life. The portion of the Account's assets applicable to the Contracts are not chargeable with liabilities arising out of any other business Merrill Lynch Life may conduct.

   The change in net assets accumulated in the Account provides the basis for the periodic determination of the amount of increased or decreased benefits under the Contracts.

   The net assets may not be less than the amount required under Arkansas State Insurance Law to provide for death benefits (without regard to the minimum death benefit guarantee) and other Contract benefits.

2. SIGNIFICANT ACCOUNTING POLICIES

   The financial statements included herein have been prepared in accordance with accounting principles generally accepted in the United States of America for variable life separate accounts registered as unit investment trusts. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Investments of the investment divisions are included in the statement of assets and liabilities at the net asset value of the shares/units held in the underlying funds/trusts, which value their investments at market value. Dividend income is recognized on the ex-dividend date. All dividends are automatically reinvested. Realized gains and losses on the sales of investments are computed on the first in first out method. Investment transactions are recorded on the trade date.

   The operations of the Account are included in the Federal income tax return of Merrill Lynch Life. Under the provisions of the Contracts, Merrill Lynch Life has the right to charge the Account for any Federal income tax attributable to the Account. No charge is currently being made against the Account for such tax since, under current tax law, Merrill Lynch Life pays no tax on investment income and capital gains reflected in variable life insurance contract reserves. However, Merrill Lynch Life retains the right to charge for any Federal income tax incurred that is attributable to the Account if the law is changed. Contract loading, however, includes a charge for a significantly higher Federal income tax liability of Merrill Lynch Life (see Note 3). Charges for state and local taxes, if any, attributable to the Account may also be made.

3. CHARGES AND FEES

   Merrill Lynch Life assumes mortality and expense risks related to Contracts investing in the Account and deducts daily charges to cover these risks. Mortality and expense risk charges are as follows:

   Investor Contracts                              0.90%
   Legacy Power Contracts                          1.35%

   For Investor Contracts, Merrill Lynch Life makes certain deductions from each premium. For certain Contracts, the deductions are made before the premium is allocated to the Account. For other Contracts, the deductions are taken in equal installments on the first through tenth Contract anniversaries. The deductions are for
   (1) sales load, (2) Federal income taxes, and (3) state and local premium taxes.

   For Investor Contracts, the cost of providing life insurance coverage for the insureds is deducted on the dates specified by the Contract. This cost will vary dependent upon the insured's underwriting class, sex (except where unisex rates are required by state law), attained age of each insured and the Contract's net amount at risk.

   For Investor Contracts, Merrill Lynch Life pays all transaction charges to MLPF&S on the sale of Zero Trusts units to the Account. Merrill Lynch Life deducts a daily asset charge against the assets of each trust for the reimbursement of these transaction charges. The asset charge is equivalent to an effective annual rate of 0.34% (annually at the beginning of the year) of net assets for Contract owners.

4. UNIT VALUES - INVESTOR CONTRACTS

   The following is a summary of unit values and units outstanding for variable life insurance contracts and the expense ratios, excluding expenses of the underlying funds for each of the five years in the period ended December 31, 2001 or lesser time period, if applicable. Total return calculations represent the one year total return and do not reflect the cost of insurance charge.

                                                                     Intermediate              Core
                                                  Money               Government               Bond                Capital
                                                 Reserve                 Bond                Strategy               Stock
  (In thousands, except unit values)             Portfolio             Portfolio             Portfolio             Portfolio
                                          --------------------- --------------------- --------------------- ---------------------
                   2001
  Units                                                  2,106                   569                   532                   457
  Unit Value                              $              34.00  $              54.54  $              61.62  $              87.57
                                          --------------------- --------------------- --------------------- ---------------------
  Net Assets                              $             71,599  $             31,026  $             32,797  $             39,999

  Expenses as a percent of
    Average Net Assets                                    0.90%                 0.90%                 0.90%                 0.90%
  Total Return                                            3.22%                 5.97%                 6.85%               -10.78%

                   2000
  Units                                                  2,379                   526                   492                   498
  Unit Value                              $              32.94  $              51.47  $              57.67  $              98.15
                                          --------------------- --------------------- --------------------- ---------------------
  Net Assets                              $             78,351  $             27,076  $             28,373  $             48,839

  Expenses as a percent of
    Average Net Assets                                    0.90%                 0.90%                 0.90%                 0.90%
  Total Return                                            5.29%                10.64%                 8.59%               -10.68%

                   1999
  Units                                                  2,781                   521                   447                   508
  Unit Value                              $              31.29  $              46.52  $              53.11  $             109.89
                                          ---------------------------------------------------------------------------------------
  Net Assets                              $             87,020  $             24,249  $             23,752  $             55,780

  Expenses as a percent of
    Average Net Assets                                    0.90%                 0.90%                 0.90%                 0.90%
  Total Return                                            4.08%                -2.14%                -3.23%                30.45%

                   1998
  Units                                                  2,542                   462                   413                   564
  Unit Value                              $              30.06  $              47.54  $              54.88  $              84.24
                                          ---------------------------------------------------------------------------------------
  Net Assets                              $             76,418  $             21,945  $             22,666  $             47,552

  Expenses as a percent of                                0.90%                 0.90%                 0.90%                 0.90%
    Average Net Assets                                    4.48%                 7.96%                 7.48%                14.52%
  Total Return

                   1997
  Units                                                  1,768                   380                   295                   524
  Unit Value                              $              28.77  $              44.03  $              51.06  $              73.56
                                          --------------------- --------------------- --------------------- ---------------------
  Net Assets                              $             50,859  $             16,710  $             15,074  $             38,544

  Expenses as a percent of                                0.90%                 0.90%                 0.90%                 0.90%
    Average Net Assets                                    4.50%                 7.44%                 7.82%                21.37%
  Total Return

4.	UNIT VALUES (continued)- INVESTOR CONTRACTS

                                                Fundamental            Balanced
                                                  Growth                Capital                High                Natural
                                                 Strategy              Strategy               Yield                Resources
  (In thousands, except unit values)             Portfolio             Portfolio             Portfolio             Portfolio
                                          --------------------- --------------------- --------------------- ---------------------
                   2001
  Units                                                    867                   978                   828                   174
  Unit Value                              $              82.01  $              46.03  $              29.25  $              12.40
                                          --------------------- --------------------- --------------------- ---------------------
  Net Assets                              $             71,110  $             45,033  $             24,220  $              2,161

  Expenses as a percent of
    Average Net Assets                                    0.90%                 0.90%                 0.90%                 0.90%
  Total Return                                          -19.55%                -7.60%                 0.78%               -10.20%

                   2000
  Units                                                    844                   689                   812                   197
  Unit Value                              $             101.94  $              49.82  $              29.02  $              13.81
                                          --------------------- --------------------- --------------------- ---------------------
  Unit Value                              $             86,010  $             34,310  $             23,570  $              2,726

  Expenses as a percent of
    Average Net Assets                                    0.90%                 0.90%                 0.90%                 0.90%
  Total Return                                           -7.22%                -5.77%                -5.99%                39.17%

                   1999
  Units                                                    792                   700                   873                   181
  Unit Value                              $             109.87  $              52.87  $              30.87  $               9.92
                                          --------------------- --------------------- --------------------- ---------------------
  Net Assets                              $             87,028  $             37,024  $             26,949  $              1,796

  Expenses as a percent of
    Average Net Assets                                    0.90%                 0.90%                 0.90%                 0.90%
  Total Return                                           37.74%                19.13%                 4.63%                24.37%

                   1998
  Units                                                    793                   718                   959                   187
  Unit Value                              $              79.77  $              44.38  $              29.50  $               7.98
                                          --------------------- --------------------- --------------------- ---------------------
  Net Assets                              $             63,237  $             31,861  $             28,303  $              1,496

  Expenses as a percent of
    Average Net Assets                                    0.90%                 0.90%                 0.90%                 0.90%
  Total Return                                           36.94%                 9.83%                -6.04%               -14.34%

                   1997
  Units                                                    732                   686                   782                   239
  Unit Value                              $              58.25  $              40.41  $              31.40  $               9.31
                                          --------------------- --------------------- --------------------- ---------------------
  Net Assets                              $             42,622  $             27,735  $             24,566  $              2,228

  Expenses as a percent of
    Average Net Assets                                    0.90%                 0.90%                 0.90%                 0.90%
  Total Return                                           32.55%                18.09%                 9.74%               -11.77%

4. UNIT VALUES (continued)- INVESTOR CONTRACTS

                                                  Global                                    Utilities &          International
                                                Allocation                                   Telecomm               Equity
                                                 Strategy              Balanced               Focus                 Focus
  (In thousands, except unit values)             Portfolio             Portfolio               Fund                  Fund
                                          --------------------- --------------------- --------------------- ---------------------
                   2001
  Units                                                  1,554         Division                        168         Division
  Unit Value                              $              26.84       closed during    $              18.57       closed during
                                          ---------------------        the year       ---------------------        the year
  Net Assets                              $             41,710                        $              3,126

  Expenses as a percent of
    Average Net Assets                                    0.90%                                       0.90%
  Total Return                                           -9.26%                                     -14.79%

                   2000
  Units                                                  1,571                   549                   172                   734
  Unit Value                              $              29.58  $              31.08  $              21.79  $              12.19
                                          --------------------- --------------------- --------------------- ---------------------
  Unit Value                              $             46,471  $             17,065  $              3,753  $              8,944

  Expenses as a percent of
    Average Net Assets                                    0.90%                 0.90%                 0.90%                 0.90%
  Total Return                                          -10.08%                -1.99%                -3.59%               -18.02%

                   1999
  Units                                                  1,539                   570                   172                   817
  Unit Value                              $              32.90  $              31.71  $              22.60  $              14.87
                                          --------------------- --------------------- --------------------- ---------------------
  Net Assets                              $             50,626  $             18,077  $              3,890  $             12,156

  Expenses as a percent of
    Average Net Assets                                    0.90%                 0.90%                 0.90%                 0.90%
  Total Return                                           20.06%                 7.58%                11.62%                36.39%

                   1998
  Units                                                  1,605                   528                   154                   968
  Unit Value                              $              27.40  $              29.48  $              20.25  $              10.90
                                          --------------------- --------------------- --------------------- ---------------------
  Net Assets                              $             43,979  $             15,568  $              3,113  $             10,552

  Expenses as a percent of
    Average Net Assets                                    0.90%                 0.90%                 0.90%                 0.90%
  Total Return                                            8.51%                12.43%                22.94%                 6.83%

                   1997
  Units                                                  1,556                   464                   117                 1,018
  Unit Value                              $              25.25  $              26.22  $              16.47  $              10.20
                                          --------------------- --------------------- --------------------- ---------------------
  Net Assets                              $             39,288  $             12,159  $              1,935  $             10,380

  Expenses as a percent of
    Average Net Assets                                    0.90%                 0.90%                 0.90%                 0.90%
  Total Return                                           10.72%                15.88%                24.77%                -5.41%

4. UNIT VALUES (continued)- INVESTOR CONTRACTS

                                                  Global                 Basic              Developing             Small Cap
                                                   Bond                  Value                Capital                Value
                                                   Focus                 Focus             Markets Focus             Focus
  (In thousands, except unit values)               Fund                  Fund                  Fund                  Fund
                                          --------------------- --------------------- --------------------- ---------------------
                   2001
  Units                                                     59                 3,393                   413                   609
  Unit Value                              $              11.98  $              27.81  $               7.67  $              29.90
                                          --------------------- --------------------- --------------------- ---------------------
  Net Assets                              $                706  $             94,357  $              3,164  $             18,224

  Expenses as a percent of
    Average Net Assets                                    0.90%                 0.90%                 0.90%                 0.90%
  Total Return                                           -4.07%                 3.31%                 0.55%                28.71%

                   2000
  Units                                                     64                 3,172                   479                   352
  Unit Value                              $              12.49  $              26.92  $               7.63  $              23.23
                                          --------------------- --------------------- --------------------- ---------------------
  Total Return                            $                795  $             85,399  $              3,652  $              8,180

  Expenses as a percent of
    Average Net Assets                                    0.90%                 0.90%                 0.90%                 0.90%
  Total Return                                           -0.53%                11.64%               -29.33%                13.72%

                   1999
  Units                                                     84                 2,920                   493                   249
  Unit Value                              $              12.55  $              24.11  $              10.80  $              20.43
                                          --------------------- --------------------- --------------------- ---------------------
  Net Assets                              $              1,054  $             70,404  $              5,328  $              5,093

  Expenses as a percent of
    Average Net Assets                                    0.90%                 0.90%                 0.90%                 0.90%
  Total Return                                           -9.01%                20.03%                64.03%                32.94%

                   1998
  Units                                                    102                 2,681                   533                   249
  Unit Value                              $              13.80  $              20.09  $               6.58  $              15.37
                                          --------------------- --------------------- --------------------- ---------------------
  Net Assets                              $              1,403  $             53,861  $              3,508  $              3,820

  Expenses as a percent of
    Average Net Assets                                    0.90%                 0.90%                 0.90%                 0.90%
  Total Return                                           11.61%                 8.46%               -30.02%                -7.34%

                   1997
  Units                                                     81                 2,205                   601                   214
  Unit Value                              $              12.36  $              18.52  $               9.41  $              16.58
                                          --------------------- --------------------- --------------------- ---------------------
  Net Assets                              $              1,006  $             40,837  $              5,656  $              3,551

  Expenses as a percent of
    Average Net Assets                                    0.90%                 0.90%                 0.90%                 0.90%
  Total Return                                            1.03%                19.54%                -7.37%                10.72%

4. UNIT VALUES (continued)- INVESTOR CONTRACTS

                                                                       Balanced               Global
                                                   Index                Capital               Growth               American
                                                   500                   Focus                 Focus               Balanced
  (In thousands, except unit values)               Fund                  Fund                  Fund                  Fund
                                          --------------------- --------------------- --------------------- ---------------------
                   2001
  Units                                                  2,218         Division                        540                    24
  Unit Value                              $              15.82       closed during    $               9.50  $              26.33
                                          ---------------------        the year       --------------------- ---------------------
  Net Assets                              $             35,088                        $              5,134  $                625

  Expenses as a percent of
    Average Net Assets                                    0.90%                                       0.90%                 0.90%
  Total Return                                          -13.07%                                     -23.73%                -2.90%

                   2000
  Units                                                  2,013                    57                   533         Division
  Unit Value                              $              18.20  $              10.95  $              12.46          was not
                                          --------------------- --------------------- ---------------------        available
  Units                                   $             36,643  $                624  $              6,638

  Expenses as a percent of
    Average Net Assets                                    0.90%                 0.90%                 0.90%
  Total Return                                          -10.18%                 5.48%               -15.76%

                   1999
  Units                                                  1,583                    25                    52         Division
  Unit Value                              $              20.27  $              10.38  $              14.79          was not
                                          --------------------- --------------------- ---------------------        available
  Net Assets                              $             32,092  $                255  $                769

  Expenses as a percent of
    Average Net Assets                                    0.90%                 0.90%                 0.90%
  Total Return                                           19.41%                -2.50%                69.39%

                   1998
  Units                                                    840         Division              Division              Division
  Unit Value                              $              16.97          was not               was not               was not
                                          ---------------------        available             available             available
  Net Assets                              $             14,259

  Expenses as a percent of
    Average Net Assets                                    0.90%
  Total Return                                           27.12%

                   1997
  Units                                                    333         Division              Division              Division
  Unit Value                              $              13.35          was not               was not               was not
                                          ---------------------        available             available             available
  Net Assets                              $              4,451

  Expenses as a percent of
    Average Net Assets                                    0.90%
  Total Return                                           32.84%

4. UNIT VALUES (continued)- INVESTOR CONTRACTS

                                                 Large Cap            Mercury HW             Large Cap
                                                   Value             International            Growth
                                                   Focus               Value VIP              Focus                 Quasar
  (In thousands, except unit values)               Fund                Portfolio               Fund                Portfolio
                                          --------------------- --------------------- --------------------- ---------------------
                   2001
  Units                                                     43                 1,297                   351                   188
  Unit Value                              $              10.23  $              10.09  $               9.00  $               8.25
                                          --------------------- --------------------- --------------------- ---------------------
  Net Assets                              $                444  $             13,086  $              3,160  $              1,553

  Expenses as a percent of
    Average Net Assets                                    0.90%                 0.90%                 0.90%                 0.90%
  Total Return                                           -1.38%               -13.69%               -10.15%               -13.54%

                   2000
  Units                                          Division                        559                   268                   159
  Unit Value                                      was not       $              11.69  $              10.03  $               9.55
                                                 available      --------------------- --------------------- ---------------------
    Average Net Assets                                          $              6,530  $              2,685  $              1,518

  Expenses as a percent of
    Average Net Assets                                                          0.90%                 0.90%                 0.90%
  Total Return                                                                  1.94%               -16.70%                -6.93%

                   1999
  Units                                          Division                        192                   119                    50
  Unit Value                                      was not       $              11.47  $              12.04  $              10.26
                                                 available      --------------------- --------------------- ---------------------
  Net Assets                                                    $              2,201  $              1,437  $                512

  Expenses as a percent of
    Average Net Assets                                                          0.90%                 0.90%                 0.90%
  Total Return                                                                 15.84%                34.91%                20.46%

                   1998
  Units                                          Division              Division              Division              Division
  Unit Value                                      was not               was not               was not               was not
                                                 available             available             available             available
  Net Assets

  Expenses as a percent of
    Average Net Assets
  Total Return

                   1997
  Units                                          Division              Division              Division              Division
  Unit Value                                      was not               was not               was not               was not
                                                 available             available             available             available
  Net Assets

  Expenses as a percent of
    Average Net Assets
  Total Return

4. UNIT VALUES (continued)- INVESTOR CONTRACTS

                                                                          MFS
                                                                       Emerging                 MFS                   AIM
                                                  Premier               Growth               Research             V.I. Value
  (In thousands, except unit values)              Growth                Series                Series                 Fund
                                          --------------------- --------------------- --------------------- ---------------------
                   2001
  Units                                                  2,936                 1,467                 1,264                 2,140
  Unit Value                              $              17.31  $              14.53  $              13.29  $              15.57
                                          --------------------- --------------------- --------------------- ---------------------
  Net Assets                              $             50,821  $             21,321  $             16,801  $             33,323

  Expenses as a percent of
    Average Net Assets                                    0.90%                 0.90%                 0.90%                 0.90%
  Total Return                                          -17.96%               -34.09%               -21.96%               -13.35%

                   2000
  Units                                                  2,865                 1,495                 1,223                 2,121
  Unit Value                              $              21.09  $              22.04  $              17.03  $              17.97
                                          --------------------- --------------------- --------------------- ---------------------
  Net Assets                              $             60,428  $             32,952  $             20,822  $             38,118

  Expenses as a percent of
    Average Net Assets                                    0.90%                 0.90%                 0.90%                 0.90%
  Total Return                                          -17.33%               -20.33%                -5.70%               -15.41%

                   1999
  Units                                                  2,263                 1,128                   938                 1,592
  Unit Value                              $              25.51  $              27.67  $              18.06  $              21.24
                                          --------------------- --------------------- --------------------- ---------------------
  Net Assets                              $             57,725  $             31,207  $             16,938  $             33,816

  Expenses as a percent of
    Average Net Assets                                    0.90%                 0.90%                 0.90%                 0.90%
  Total Return                                           31.12%                75.13%                22.93%                28.73%

                   1998
  Units                                                  1,271                   658                   657                   840
  Unit Value                              $              19.46  $              15.80  $              14.69  $              16.50
                                          --------------------- --------------------- --------------------- ---------------------
  Net Assets                              $             24,742  $             10,390  $              9,656  $             13,865

  Expenses as a percent of
    Average Net Assets                                    0.90%                 0.90%                 0.90%                 0.90%
  Total Return                                           46.64%                32.95%                22.28%                31.21%

                   1997
  Units                                                    455                   278                   284                   278
  Unit Value                              $              13.27  $              11.88  $              12.01  $              12.58
                                          --------------------- --------------------- --------------------- ---------------------
  Net Assets                              $              6,035  $              3,300  $              3,412  $              3,503

  Expenses as a percent of
    Average Net Assets                                    0.90%                 0.90%                 0.90%                 0.90%
  Total Return                                           34.01%                36.01%                25.10%                28.42%

4. UNIT VALUES (continued)- INVESTOR CONTRACTS

                                                   AIM
                                               V.I. Capital
                                               Appreciation              1998                  1999                  2000
  (In thousands, except unit values)               Fund                  Trust                 Trust                 Trust
                                          --------------------- --------------------- --------------------- ---------------------
                   2001
  Units                                                    807         Division              Division              Division
  Unit Value                              $              12.83          was not               was not               was not
                                          ---------------------        available             available             available
  Net Assets                              $             10,357

  Expenses as a percent of
    Average Net Assets                                    0.90%
  Total Return                                          -23.98%

                   2000
  Units                                                    805         Division              Division              Division
  Unit Value                              $              16.87          was not               was not           matured during
                                          ---------------------        available             available             the year
                                          $             13,577

  Expenses as a percent of
    Average Net Assets                                    0.90%
  Total Return                                          -11.71%

                   1999
  Units                                                    537         Division              Division                         31
  Unit Value                              $              19.11          was not           matured during    $              21.23
                                          ---------------------        available             the year       ---------------------
  Net Assets                              $             10,262                                              $                658

  Expenses as a percent of
    Average Net Assets                                    0.90%                                                             1.24%
  Total Return                                           43.31%                                                             3.22%

                   1998
  Units                                                    312         Division                         55                    45
  Unit Value                              $              13.33      matured during    $              21.41  $              20.57
                                          ---------------------        the year       --------------------- ---------------------
  Net Assets                              $              4,155                        $              1,177  $                926

  Expenses as a percent of
    Average Net Assets                                    0.90%                                       1.24%                 1.24%
  Total Return                                           18.23%                                       4.55%                 5.73%

                   1997
  Units                                                    120                    48                    60                    48
  Unit Value                              $              11.28  $              20.94  $              20.47  $              19.45
                                          --------------------- --------------------- --------------------- ---------------------
  Net Assets                              $              1,348  $              1,009  $              1,222  $                936

  Expenses as a percent of
    Average Net Assets                                    0.90%                 1.24%                 1.24%                 1.24%
  Total Return                                           25.96%                 4.39%                 4.87%                 5.51%

4. UNIT VALUES (continued)- INVESTOR CONTRACTS


                                                   2001                  2002                  2003                  2004
  (In thousands, except unit values)               Trust                 Trust                 Trust                 Trust
                                          --------------------- --------------------- --------------------- ---------------------
                   2001
  Units                                          Division                         49                     5                    73
  Unit Value                                  matured during    $              19.09  $              86.47  $              17.14
                                                 the year       --------------------- --------------------- ---------------------
  Net Assets                                                    $                933  $                454  $              1,257

  Expenses as a percent of
    Average Net Assets                                                          1.24%                 1.24%                 1.24%
  Total Return                                                                  4.13%                 7.54%                 7.96%

                   2000
  Units                                                      7                    43                     4                    75
  Unit Value                              $              49.30  $              18.33  $              80.41  $              15.88
                                          --------------------- --------------------- --------------------- ---------------------
                                          $                331  $                797  $                342  $              1,194

  Expenses as a percent of
    Average Net Assets                                    1.24%                 1.24%                 1.24%                 1.24%
  Total Return                                            5.04%                 6.58%                 9.08%                 9.95%

                   1999
  Units                                                      7                    39                     4                    73
  Unit Value                              $              46.93  $              17.20  $              73.71  $              14.44
                                          --------------------- --------------------- --------------------- ---------------------
  Net Assets                              $                321  $                667  $                292  $              1,058

  Expenses as a percent of
    Average Net Assets                                    1.24%                 1.24%                 1.24%                 1.24%
  Total Return                                            1.77%                -0.09%                -2.89%                -3.74%

                   1998
  Units                                                      7                    44                     4                    83
  Unit Value                              $              46.12  $              17.21  $              75.91  $              15.00
                                          --------------------- --------------------- --------------------- ---------------------
  Net Assets                              $                321  $                751  $                303  $              1,248

  Expenses as a percent of
    Average Net Assets                                    1.24%                 1.24%                 1.24%                 1.24%
  Total Return                                            6.77%                 8.04%                 9.88%                10.31%

                   1997
  Units                                                      7                    45                     5                    92
  Unit Value                              $              43.19  $              15.93  $              69.09  $              13.60
                                          --------------------- --------------------- --------------------- ---------------------
  Net Assets                              $                298  $                711  $                351  $              1,253

  Expenses as a percent of
    Average Net Assets                                    1.24%                 1.24%                 1.24%                 1.24%
  Total Return                                            6.16%                 6.90%                 8.45%                 9.06%

4. UNIT VALUES (continued)- INVESTOR CONTRACTS


                                                   2005                  2006                  2007                  2008
  (In thousands, except unit values)               Trust                 Trust                 Trust                 Trust
                                          --------------------- --------------------- --------------------- ---------------------
                   2001
  Units                                                     13                    13                     6                    17
  Unit Value                              $              65.90  $              37.19  $              39.96  $              37.64
                                          --------------------- --------------------- --------------------- ---------------------
  Net Assets                              $                883  $                467  $                256  $                658

  Expenses as a percent of
    Average Net Assets                                    1.24%                 1.24%                 1.24%                 1.24%
  Total Return                                            7.72%                 7.42%                 6.62%                 5.79%

                   2000
  Units                                                     12                    10                     7                    17
  Unit Value                              $              61.18  $              34.63  $              37.48  $              35.58
                                          --------------------- --------------------- --------------------- ---------------------
                                          $                751  $                343  $                254  $                601

  Expenses as a percent of
    Average Net Assets                                    1.24%                 1.24%                 1.24%                 1.24%
  Total Return                                           11.73%                13.64%                15.45%                17.26%

                   1999
  Units                                                     14                    10                     7                    18
  Unit Value                              $              54.75  $              30.47  $              32.46  $              30.34
                                          --------------------- --------------------- --------------------- ---------------------
  Net Assets                              $                745  $                318  $                226  $                540

  Expenses as a percent of
    Average Net Assets                                    1.24%                 1.24%                 1.24%                 1.24%
  Total Return                                           -5.33%                -7.14%                -8.49%                -9.99%

                   1998
  Units                                                     14                    13                     7                    17
  Unit Value                              $              57.84  $              32.81  $              35.48  $              33.71
                                          --------------------- --------------------- --------------------- ---------------------
  Net Assets                              $                806  $                421  $                251  $                573

  Expenses as a percent of
    Average Net Assets                                    1.24%                 1.24%                 1.24%                 1.24%
  Total Return                                           11.18%                12.60%                13.39%                14.14%

                   1997
  Units                                                     15                    10                     6                    14
  Unit Value                              $              52.02  $              29.14  $              31.29  $              29.53
                                          --------------------- --------------------- --------------------- ---------------------
  Net Assets                              $                763  $                297  $                181  $                419

  Expenses as a percent of
    Average Net Assets                                    1.24%                 1.24%                 1.24%                 1.24%
  Total Return                                           10.11%                11.08%                11.95%                12.96%

4. UNIT VALUES (continued)- INVESTOR CONTRACTS


                                                   2009                  2010                  2011                  2013
  (In thousands, except unit values)               Trust                 Trust                 Trust                 Trust
                                          --------------------- --------------------- --------------------- ---------------------
                   2001
  Units                                                      3                    14                     8                     2
  Unit Value                              $              33.82  $              32.54  $              27.29  $              20.33
                                          --------------------- --------------------- --------------------- ---------------------
  Net Assets                              $                111  $                451  $                209  $                 36

  Expenses as a percent of
    Average Net Assets                                    1.24%                 1.24%                 1.24%                 1.24%
  Total Return                                            4.77%                 3.44%                 2.85%                 1.78%

                   2000
  Units                                                      3                    16                     8                    21
  Unit Value                              $              32.28  $              31.46  $              26.53  $              19.98
                                          --------------------- --------------------- --------------------- ---------------------
  (In thousands, except unit values)      $                106  $                515  $                204  $                422

  Expenses as a percent of
    Average Net Assets                                    1.24%                 1.24%                 1.24%                 1.24%
  Total Return                                           18.84%                20.47%                21.97%                24.31%

                   1999
  Units                                                      3                    17                     8                    20
  Unit Value                              $              27.16  $              26.11  $              21.75  $              16.07
                                          --------------------- --------------------- --------------------- ---------------------
  Net Assets                              $                 89  $                453  $                169  $                325

  Expenses as a percent of
    Average Net Assets                                    1.24%                 1.24%                 1.24%                 1.24%
  Total Return                                          -10.93%               -11.58%               -12.09%               -13.56%

                   1998
  Units                                                      3                    26                     9                    19
  Unit Value                              $              30.50  $              29.53  $              24.75  $              18.59
                                          --------------------- --------------------- --------------------- ---------------------
  Net Assets                              $                 99  $                764  $                235  $                359

  Expenses as a percent of
    Average Net Assets                                    1.24%                 1.24%                 1.24%                 1.24%
  Total Return                                           14.58%                14.56%                14.38%                14.20%

                   1997
  Units                                                      3                    21                     8                    12
  Unit Value                              $              26.62  $              25.78  $              21.64  $              16.28
                                          --------------------- --------------------- --------------------- ---------------------
  Net Assets                              $                 81  $                542  $                169  $                203

  Expenses as a percent of
    Average Net Assets                                    1.24%                 1.24%                 1.24%                 1.24%
  Total Return                                           13.80%                14.64%                15.77%                18.22%

4. UNIT VALUES (continued)- INVESTOR CONTRACTS


                                                   2014                  2019
  (In thousands, except unit values)               Trust                 Trust
                                          --------------------- ---------------------
                   2001
  Units                                                    173                     9
  Unit Value                              $              20.00  $              11.09
                                          --------------------- ---------------------
  Net Assets                              $              3,458  $                103

  Expenses as a percent of
    Average Net Assets                                    1.24%                 1.24%
  Total Return                                            0.94%                -1.74%

                   2000
  Units                                                    236                    20
  Unit Value                              $              19.82  $              11.29
                                          --------------------- ---------------------
  Net Assets                              $              4,678  $                227

  Expenses as a percent of
    Average Net Assets                                    1.24%                 1.24%
  Total Return                                           25.50%                28.66%

                   1999
  Units                                                    241                    23
  Unit Value                              $              15.79  $               8.78
                                          --------------------- ---------------------
  Net Assets                              $              3,807  $                202

  Expenses as a percent of
    Average Net Assets                                    1.24%                 1.24%
  Total Return                                          -14.35%               -15.61%

                   1998
  Units                                                    272         Division
  Unit Value                              $              18.44          was not
                                          ---------------------        available
  Net Assets                              $              5,010

  Expenses as a percent of
    Average Net Assets                                    1.24%
  Total Return                                           13.88%

                   1997
  Units                                                    229         Division
  Unit Value                              $              16.19          was not
                                          ---------------------        available
  Net Assets                              $              3,711

  Expenses as a percent of
    Average Net Assets                                    1.24%
  Total Return                                           19.65%

4. UNIT VALUES - LEGACY POWER CONTRACTS

  The following is a summary of unit values and units outstanding for variable life insurance contracts, the expense ratios, excluding expenses of the under-lying funds, and total return calculations for the period March 5, 2001 (commencement of operations) to December 31, 2001. Total return calculations do not reflect the cost of insurance charge.

                                                 Domestic                Basic                                   Fundamental
                                                  Money                  Value                 Index                Growth
                                                  Market                 Focus                 500                   Focus
  (In thousands, except unit values)               Fund                  Fund                  Fund                  Fund
                                          --------------------- --------------------- --------------------- ---------------------
                   2001
  Units                                                    109                    12                    12                    69
  Unit Value                              $              13.75  $              26.87  $              15.50  $               7.42
                                          --------------------- --------------------- --------------------- ---------------------
  Net Assets                              $              1,502  $                313  $                181  $                511

  Expenses as a percent of
    Average Net Assets                                    1.35%                 1.35%                 1.35%                 1.35%
  Total Return                                            1.74%                -1.23%                -7.87%               -13.50%

4. UNIT VALUES (continued)- LEGACY POWER

                                                                      Mercury HW                                    Growth
                                                Government           International            Premier                and
                                                  Bond                 Value VIP              Growth                Income
  (In thousands, except unit values)              Fund                 Portfolio             Portfolio             Portfolio
                                          --------------------- --------------------- --------------------- --------------------
                   2001
  Units                                                     22                    13                     5                    26
  Unit Value                              $              11.38  $               9.93  $              16.92  $              10.70
                                          --------------------- --------------------- --------------------- ---------------------
  Net Assets                              $                248  $                133  $                 77  $                281

  Expenses as a percent of
    Average Net Assets                                    1.35%                 1.35%                 1.35%                 1.35%
  Total Return                                            3.98%               -12.45%               -10.77%                -3.22%

4. UNIT VALUES (continued)- LEGACY POWER

                                                    MFS                   MFS                                         AIM
                                                 Emerging              Investor                 AIM           V.I. International
                                                  Growth                 Trust              V.I. Value              Equity
  (In thousands, except unit values)              Series                Series                 Fund                  Fund
                                          --------------------- --------------------- --------------------- ---------------------
                   2001
  Units                                                      6                     6                     6                     7
  Unit Value                              $              14.21  $               8.01  $              15.22  $               5.73
                                          --------------------- --------------------- --------------------- ---------------------
  Net Assets                              $                 86  $                 52  $                 85  $                 39

  Expenses as a percent of
    Average Net Assets                                    1.35%                 1.35%                 1.35%                 1.35%
  Total Return                                          -17.24%               -11.63%                -9.90%               -14.52%

4. UNIT VALUES (continued)- LEGACY POWER

                                                                                               Total               Seligman
                                                   Davis                                      Return               Small-Cap
                                                   Value                 Trend                 Bond                  Value
  (In thousands, except unit values)             Portfolio              Series               Portfolio             Portfolio
                                          --------------------- --------------------- --------------------- --------------------
                   2001
  Units                                                     52                    15                    41                     9
  Unit Value                              $               8.59  $               6.80  $              11.48  $              14.82
                                          --------------------- --------------------- --------------------- ---------------------
  Net Assets                              $                450  $                103  $                467  $                127

  Expenses as a percent of
    Average Net Assets                                    1.35%                 1.35%                 1.35%                 1.35%
  Total Return                                           -6.75%                 2.46%                 5.05%                18.46%

4. UNIT VALUES (continued)- LEGACY POWER

                                                 Emerging
                                                  Growth
  (In thousands, except unit values)             Portfolio
                                          ---------------------
                   2001
  Units                                                     11
  Unit Value                              $               5.24
                                          ---------------------
  Net Assets                              $                 57

  Expenses as a percent of
    Average Net Assets                                    1.35%
  Total Return                                          -19.09%

5. UNITS ISSUED AND REDEEMED - INVESTOR CONTRACTS

  Units issued and redeemed by the investment divisions during 2001, 2000 and 1999 were as follows:

                                                                    Intermediate             Core
                                                  Money              Government              Bond                Capital
                                                 Reserve                Bond               Strategy               Stock
  (In thousands)                                 Portfolio            Portfolio            Portfolio            Portfolio
                                            -------------------  -------------------  -------------------  -------------------
  Outstanding at January 1, 1999                         2,542                  462                  413                  564
  Activity during 1999:
       Issued                                            7,488                  168                  352                  106
       Redeemed                                         (7,249)                (109)                (318)                (162)
                                            -------------------  -------------------  -------------------  -------------------
  Outstanding at December 31, 1999                       2,781                  521                  447                  508
  Activity during 2000:
       Issued                                            6,796                  171                  168                   66
       Redeemed                                         (7,198)                (166)                (123)                 (76)
                                            -------------------  -------------------  -------------------  -------------------
  Outstanding at December 31, 2000                       2,379                  526                  492                  498
  Activity during 2001:
       Issued                                            4,316                  171                  948                   77
       Redeemed                                         (4,589)                (128)                (908)                (118)
                                            -------------------  -------------------  -------------------  -------------------
  Outstanding at December 31, 2001                       2,106                  569                  532                  457
                                            ===================  ===================  ===================  ===================

                                                Fundamental           Balanced
                                                  Growth               Capital               High                Natural
                                                 Strategy             Strategy              Yield               Resources
                                                 Portfolio            Portfolio            Portfolio            Portfolio
                                            -------------------  -------------------  -------------------  -------------------
  Outstanding at January 1, 1999                           793                  718                  959                  187
  Activity during 1999:
       Issued                                              225                  118                  179                  220
       Redeemed                                           (226)                (136)                (265)                (226)
                                            -------------------  -------------------  -------------------  -------------------
  Outstanding at December 31, 1999                         792                  700                  873                  181
  Activity during 2000:
       Issued                                              163                   84                  124                  642
       Redeemed                                           (111)                 (95)                (185)                (626)
                                            -------------------  -------------------  -------------------  -------------------
  Outstanding at December 31, 2000                         844                  689                  812                  197
  Activity during 2001:
       Issued                                              511                  500                  192                1,228
       Redeemed                                           (488)                (211)                (176)              (1,251)
                                            -------------------  -------------------  -------------------  -------------------
  Outstanding at December 31, 2001                         867                  978                  828                  174
                                            ===================  ===================  ===================  ===================

5. UNITS ISSUED AND REDEEMED (continued) - INVESTOR CONTRACTS

                                                  Global                                  Utilities &         International
                                                Allocation                                 Telecomm              Equity
                                                 Strategy             Balanced              Focus                Focus
  (In thousands)                                 Portfolio            Portfolio             Fund                 Fund
                                            -------------------  -------------------  -------------------  -------------------
  Outstanding at January 1, 1999                         1,605                  528                  154                  968
  Activity during 1999:
       Issued                                              346                  158                  115                  840
       Redeemed                                           (412)                (116)                 (97)                (991)
                                            -------------------  -------------------  -------------------  -------------------
  Outstanding at December 31, 1999                       1,539                  570                  172                  817
  Activity during 2000:
       Issued                                              302                   88                  160                    8
       Redeemed                                           (270)                (109)                (160)                 (91)
                                            -------------------  -------------------  -------------------  -------------------
  Outstanding at December 31, 2000                       1,571                  549                  172                  734
  Activity during 2001:
       Issued                                              725                    0                  251                    0
       Redeemed                                           (742)                (549)                (255)                (734)
                                            -------------------  -------------------  -------------------  -------------------
  Outstanding at December 31, 2001                       1,554                    0                  168                    0
                                            ===================  ===================  ===================  ===================


                                                                                          Developing
                                                  Global                Basic              Capitals             Small Cap
                                                   Bond                 Value               Markets               Value
                                                   Focus                Focus                Focus                Focus
                                                   Fund                 Fund                 Fund                 Fund
                                            -------------------  -------------------  -------------------  -------------------
  Outstanding at January 1, 1999                           102                2,681                  533                  249
  Activity during 1999:
       Issued                                               88                1,112                  285                  168
       Redeemed                                           (106)                (873)                (325)                (168)
                                            -------------------  -------------------  -------------------  -------------------
  Outstanding at December 31, 1999                          84                2,920                  493                  249
  Activity during 2000:
       Issued                                                0                  957                  172                  218
       Redeemed                                            (20)                (705)                (186)                (115)
                                            -------------------  -------------------  -------------------  -------------------
  Outstanding at December 31, 2000                          64                3,172                  479                  352
  Activity during 2001:
       Issued                                                6                2,251                  151                  567
       Redeemed                                            (11)              (2,030)                (217)                (310)
                                            -------------------  -------------------  -------------------  -------------------
  Outstanding at December 31, 2001                          59                3,393                  413                  609
                                            ===================  ===================  ===================  ===================

5. UNITS ISSUED AND REDEEMED (continued) - INVESTOR CONTRACTS

                                                                      Balanced              Global
                                                   Index               Capital              Growth              American
                                                   500                  Focus                Focus              Balanced
  (In thousands)                                   Fund                 Fund                 Fund                 Fund
                                            -------------------  -------------------  -------------------  -------------------
       Outstanding at January 1, 1999                      840                    0                    0                    0
           Activity during 1999:
                     Issued                              1,207                   38                  101                    0
                    Redeemed                              (464)                 (13)                 (49)                   0
                                            -------------------  -------------------  -------------------  -------------------
      Outstanding at December 31, 1999                   1,583                   25                   52                    0
           Activity during 2000:
                     Issued                                996                   37                  617                    0
                    Redeemed                              (566)                  (5)                (136)                   0
                                            -------------------  -------------------  -------------------  -------------------
      Outstanding at December 31, 2000                   2,013                   57                  533                    0
           Activity during 2001:
                     Issued                                691                    0                  311                   28
                    Redeemed                              (486)                 (57)                (304)                  (4)
                                            -------------------  -------------------  -------------------  -------------------
      Outstanding at December 31, 2001                   2,218                    0                  540                   24
                                            ===================  ===================  ===================  ===================


                                                 Large Cap           Mercury HW            Large Cap
                                                   Value            International           Growth
                                                   Focus              Value VIP              Focus               Quasar
                                                   Fund               Portfolio              Fund               Portfolio
                                            -------------------  -------------------  -------------------  -------------------
  Outstanding at January 1, 1999                             0                    0                    0                    0
  Activity during 1999:
       Issued                                                0                  552                  152                   50
       Redeemed                                              0                 (360)                 (33)                   0
                                            -------------------  -------------------  -------------------  -------------------
  Outstanding at December 31, 1999                           0                  192                  119                   50
  Activity during 2000:
       Issued                                                0                1,102                  227                  257
       Redeemed                                              0                 (735)                 (78)                (148)
                                            -------------------  -------------------  -------------------  -------------------
  Outstanding at December 31, 2000                           0                  559                  268                  159
  Activity during 2001:
       Issued                                              141                2,164                  286                  575
       Redeemed                                            (98)              (1,426)                (203)                (546)
                                            -------------------  -------------------  -------------------  -------------------
  Outstanding at December 31, 2001                          43                1,297                  351                  188
                                            ===================  ===================  ===================  ===================

5. UNITS ISSUED AND REDEEMED (continued) - INVESTOR CONTRACTS

                                                                         MFS
                                                  Premier             Emerging                MFS                  AIM
                                                  Growth               Growth              Research            V.I. Value
  (In thousands)                                 Portfolio             Series               Series                Fund
                                            -------------------  -------------------  -------------------  -------------------
  Outstanding at January 1, 1999                         1,271                  658                  657                  840
  Activity during 1999:
       Issued                                            1,829                  880                  423                  990
       Redeemed                                           (837)                (410)                (142)                (238)
                                            -------------------  -------------------  -------------------  -------------------
  Outstanding at December 31, 1999                       2,263                1,128                  938                1,592
  Activity during 2000:
       Issued                                            1,828                1,183                  425                1,037
       Redeemed                                         (1,226)                (816)                (140)                (508)
                                            -------------------  -------------------  -------------------  -------------------
  Outstanding at December 31, 2000                       2,865                1,495                1,223                2,121
  Activity during 2001:
       Issued                                            1,349                  666                  363                  542
       Redeemed                                         (1,278)                (694)                (322)                (523)
                                            -------------------  -------------------  -------------------  -------------------
  Outstanding at December 31, 2001                       2,936                1,467                1,264                2,140
                                            ===================  ===================  ===================  ===================

                                                   AIM
                                               V.I. Capital
                                               Appreciation             1999                 2000                 2001
                                                   Fund                 Trust                Trust                Trust
                                            -------------------  -------------------  -------------------  -------------------
  Outstanding at January 1, 1999                           312                   55                   45                    7
  Activity during 1999:
       Issued                                              406                    0                    8                    1
       Redeemed                                           (181)                 (55)                 (22)                  (1)
                                            -------------------  -------------------  -------------------  -------------------
  Outstanding at December 31, 1999                         537                    0                   31                    7
  Activity during 2000:
       Issued                                            1,336                    0                    0                    0
       Redeemed                                         (1,068)                   0                  (31)                   0
                                            -------------------  -------------------  -------------------  -------------------
  Outstanding at December 31, 2000                         805                    0                    0                    7
  Activity during 2001:
       Issued                                              791                    0                    0                    0
       Redeemed                                           (789)                   0                    0                   (7)
                                            -------------------  -------------------  -------------------  -------------------
  Outstanding at December 31, 2001                         807                    0                    0                    0
                                            ===================  ===================  ===================  ===================

5. UNITS ISSUED AND REDEEMED (continued) - INVESTOR CONTRACTS


                                                   2002                 2003                 2004                 2005
  (In thousands)                                   Trust                Trust                Trust                Trust
                                            -------------------  -------------------  -------------------  -------------------
  Outstanding at January 1, 1999                            44                    4                   83                   14
  Activity during 1999:
       Issued                                                5                    0                    3                    1
       Redeemed                                            (10)                   0                  (13)                  (1)
                                            -------------------  -------------------  -------------------  -------------------
  Outstanding at December 31, 1999                          39                    4                   73                   14
  Activity during 2000:
       Issued                                                6                    0                   14                    2
       Redeemed                                             (2)                   0                  (12)                  (4)
                                            -------------------  -------------------  -------------------  -------------------
  Outstanding at December 31, 2000                          43                    4                   75                   12
  Activity during 2001:
       Issued                                               14                    2                    4                    2
       Redeemed                                             (8)                  (1)                  (6)                  (1)
                                            -------------------  -------------------  -------------------  -------------------
  Outstanding at December 31, 2001                          49                    5                   73                   13
                                            ===================  ===================  ===================  ===================


                                                   2006                 2007                 2008                 2009
                                                   Trust                Trust                Trust                Trust
                                            -------------------  -------------------  -------------------  -------------------
  Outstanding at January 1, 1999                            13                    7                   17                    3
  Activity during 1999:
       Issued                                                1                    2                    2                    2
       Redeemed                                             (4)                  (2)                  (1)                  (2)
                                            -------------------  -------------------  -------------------  -------------------
  Outstanding at December 31, 1999                          10                    7                   18                    3
  Activity during 2000:
       Issued                                                1                    0                    1                    0
       Redeemed                                             (1)                   0                   (2)                   0
                                            -------------------  -------------------  -------------------  -------------------
  Outstanding at December 31, 2000                          10                    7                   17                    3
  Activity during 2001:
       Issued                                                3                    2                    2                    0
       Redeemed                                              0                   (3)                  (2)                   0
                                            -------------------  -------------------  -------------------  -------------------
  Outstanding at December 31, 2001                          13                    6                   17                    3
                                            ===================  ===================  ===================  ===================

5. UNITS ISSUED AND REDEEMED (continued) - INVESTOR CONTRACTS


                                                   2010                 2011                 2013                 2014
  (In thousands)                                   Trust                Trust                Trust                Trust
                                            -------------------  -------------------  -------------------  -------------------
  Outstanding at January 1, 1999                            26                    9                   19                  272
  Activity during 1999:
       Issued                                              215                    0                    6                   45
       Redeemed                                           (224)                  (1)                  (5)                 (76)
                                            -------------------  -------------------  -------------------  -------------------
  Outstanding at December 31, 1999                          17                    8                   20                  241
  Activity during 2000:
       Issued                                              268                    0                    3                   16
       Redeemed                                           (269)                   0                   (2)                 (21)
                                            -------------------  -------------------  -------------------  -------------------
  Outstanding at December 31, 2000                          16                    8                   21                  236
  Activity during 2001:
       Issued                                              261                    0                    0                    9
       Redeemed                                           (263)                   0                  (19)                 (72)
                                            -------------------  -------------------  -------------------  -------------------
  Outstanding at December 31, 2001                          14                    8                    2                  173
                                            ===================  ===================  ===================  ===================


                                                   2019
                                                   Trust
                                            -------------------
  Outstanding at January 1, 1999                             0
  Activity during 1999:
       Issued                                               23
       Redeemed                                              0
                                            -------------------
  Outstanding at December 31, 1999                          23
  Activity during 2000:
       Issued                                               13
       Redeemed                                            (16)
                                            -------------------
  Outstanding at December 31, 2000                          20
  Activity during 2001:
       Issued                                                2
       Redeemed                                            (13)
                                            -------------------
  Outstanding at December 31, 2001                           9
                                            ===================

5. UNITS ISSUED AND REDEEMED - LEGACY POWER CONTRACTS

  Units issued and redeemed by the investment divisions during 2001 were as follows:

                                                 Domestic               Basic                                  Fundamental
                                                  Money                 Value                Index               Growth
                                                  Market                Focus                500                  Focus
  (In thousands)                                   Fund                 Fund                 Fund                 Fund
                                            -------------------  -------------------  -------------------  -------------------
  Outstanding at December 31, 2000                           0                    0                    0                    0
  Activity during 2001:
       Issued                                            1,217                   19                   20                   97
       Redeemed                                         (1,108)                  (7)                  (8)                 (28)
                                            -------------------  -------------------  -------------------  -------------------
  Outstanding at December 31, 2001                         109                   12                   12                   69
                                            ===================  ===================  ===================  ===================

                                                                     Mercury HW                                  Growth
                                                Government          International           Premier                and
                                                   Bond               Value VIP             Growth               Income
                                                   Fund               Portfolio            Portfolio            Portfolio
                                            -------------------  -------------------  -------------------  -------------------
  Outstanding at December 31, 2000                           0                    0                    0                    0
  Activity during 2001:
       Issued                                               44                   19                    5                   35
       Redeemed                                            (22)                  (6)                   0                   (9)
                                            -------------------  -------------------  -------------------  -------------------
  Outstanding at December 31, 2001                          22                   13                    5                   26
                                            ===================  ===================  ===================  ===================

5. UNITS ISSUED AND REDEEMED (continued) - LEGACY POWER CONTRACTS

                                                    MFS                  MFS                                       AIM
                                                 Emerging             Investor                AIM          V.I. International
                                                  Growth                Trust             V.I. Value             Equity
  (In thousands)                                  Series               Series                Fund                 Fund
                                            -------------------  -------------------  -------------------  -------------------
  Outstanding at December 31, 2000                           0                    0                    0                    0
  Activity during 2001:
       Issued                                                7                   13                    7                    7
       Redeemed                                             (1)                  (6)                  (1)                   0
                                            -------------------  -------------------  -------------------  -------------------
  Outstanding at December 31, 2001                           6                    7                    6                    7
                                            ===================  ===================  ===================  ===================


                                                                                                                Seligman
                                                   Davis                                 Total Return           Small-Cap
                                                   Value                Trend                Bond                 Value
                                                 Portfolio             Series              Portfolio            Portfolio
                                            -------------------  -------------------  -------------------  -------------------
  Outstanding at December 31, 2000                           0                    0                    0                    0
  Activity during 2001:
       Issued                                               66                   19                   64                   21
       Redeemed                                            (14)                  (4)                 (23)                 (12)
                                            -------------------  -------------------  -------------------  -------------------
  Outstanding at December 31, 2001                          52                   15                   41                    9
                                            ===================  ===================  ===================  ===================

5. UNITS ISSUED AND REDEEMED (continued) - LEGACY POWER CONTRACTS

                                                 Emerging
                                                  Growth
  (In thousands)                                 Portfolio
                                            -------------------
  Outstanding at December 31, 2000                           0
  Activity during 2001:
       Issued                                               22
       Redeemed                                            (11)
                                            -------------------
  Outstanding at December 31, 2001                          11
                                            ===================

6. PURCHASES AND SALES OF INVESTMENTS - INVESTOR CONTRACTS

   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2001 were as follows:

   (In thousands)
                                         2001                                             Purchases               Sales
                                                                                   --------------------- ---------------------
   Investments in Merrill Lynch Series Fund, Inc.:
    Money Reserve Portfolio                                                        $             36,327  $             47,359
    Intermediate Government Bond Portfolio                                                        6,695                 3,178
    Core Bond Strategy Portfolio                                                                 11,215                 6,705
    Capital Stock Portfolio                                                                       2,938                 6,042
    Fundamental Growth Strategy Portfolio                                                         8,657                 6,552
    Balanced Capital Strategy Portfolio                                                          20,473                 4,907
    High Yield Portfolio                                                                          4,987                 2,164
    Natural Resources Portfolio                                                                  14,835                15,157
    Global Allocation Strategy Portfolio                                                          4,079                 3,387
    Balanced Portfolio                                                                              779                16,776

   Investments in Merrill Lynch Variable Series Funds, Inc.:
    Utilities & Telecommunications Focus Fund                                                     4,366                 4,137
    International Equity Focus Fund                                                                 197                 8,318
    Global Bond Focus Fund                                                                           26                    66
    Basic Value Focus Fund                                                                       21,414                 7,165
    Developing Capital Markets Focus Fund                                                           269                   757
    Small Cap Value Focus Fund                                                                   11,631                 3,170
    Index 500 Fund                                                                                5,999                 1,926
    Balanced Capital Focus Fund                                                                     186                   745
    Global Growth Focus Fund                                                                      1,703                 1,417
    American Balanced Fund                                                                          764                    89
    Large Cap Value Focus Fund                                                                    1,037                   599

   Investments in Mercury HW Variable Trust:
    Mercury HW International Value VIP Portfolio                                                 20,173                11,303

   Investments in Mercury V.I. Funds, Inc.:
    Large Cap Growth Focus Fund                                                                   2,082                 1,313

   Investments in Alliance Variable Products Series Fund, Inc.:
    Quasar Portfolio                                                                              3,607                 3,254
    Premier Growth Portfolio                                                                     11,931                 7,952

   Investments in MFS Variable Insurance Trust:
    MFS Emerging Growth Series                                                                    7,265                 6,223
    MFS Research Series                                                                           4,900                 1,868

   Investments in AIM Variable Insurance Funds, Inc.;
    AIM V.I. Value Fund                                                                           4,986                 3,971
    AIM V.I. Capital Appreciation Fund                                                            8,224                 7,305

   Investments in the Merrill Lynch Fund of Stripped ("Zero")
    U.S. Treasury Securities Series A through L:
     2001 Trust                                                                                       0                   334
     2002 Trust                                                                                     203                   116
     2003 Trust                                                                                      96                    21
     2004 Trust                                                                                      53                   102
     2005 Trust                                                                                      97                    38
     2006 Trust                                                                                      98                    11
     2007 Trust                                                                                       0                    18
     2008 Trust                                                                                      40                    27
     2009 Trust                                                                                       3                     4
     2010 Trust                                                                                   7,386                 7,474
     2011 Trust                                                                                       3                     7
     2013 Trust                                                                                       0                   392
     2014 Trust                                                                                     104                 1,440
     2019 Trust                                                                                      16                   141
                                                                                   --------------------- ---------------------
                                                                                   $            229,843  $            193,930
                                                                                   ===================== =====================

6. PURCHASES AND SALES OF INVESTMENTS - LEGACY POWER CONTRACTS

   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2001 were as follows:

   (In thousands)
                                         2001                                             Purchases               Sales
                                                                                   --------------------- ---------------------
   Investments in Merrill Lynch Variable Series Funds, Inc.:
    Domestic Money Market Fund                                                     $              4,715  $              2,870
    Basic Value Focus Fund                                                                           59                     0
    Index 500 Fund                                                                                   29                     0
    Fundamental Growth Focus Fund                                                                   533                    22
    Government Bond Fund                                                                            473                   219

   Investments in Mercury HW Variable Trust:
    Mercury HW International Value VIP Portfolio                                                    204                    29

   Investments in Alliance Variable Products Series Fund, Inc.:
    Premier Growth Portfolio                                                                         30                     0
    Growth and Income Portfolio                                                                     294                    21

   Investments in MFS Variable Insurance Trust:
    MFS Emerging Growth Series                                                                       29                     0
    MFS Investor Trust Series                                                                        52                     0

   Investments in AIM Variable Insurance Funds, Inc.;
    AIM V.I. Value Fund                                                                               7                     0
    AIM V.I. International Equity Fund                                                               42                     0

   Investments in Davis Variable Account Fund, Inc.:
    Davis Value Portfolio                                                                           474                    24

   Investments in Delaware Group Premium Fund:
    Trend Series                                                                                    103                     1

   Investments in PIMCO Variable Insurance Trust:
    Total Return Bond Portfolio                                                                     551                    67

   Investments in Seligman Portfolios, Inc.:
    Seligman Small-Cap Value Portfolio                                                              122                     5

   Investments in Van Kampen Life Investment Trust:
    Emerging Growth Portfolio                                                                        75                    19
                                                                                   --------------------- ---------------------
                                                                                   $              7,793  $              3,277
                                                                                   ===================== =====================

INDEPENDENT AUDITORS' REPORT

The Board of Directors of
Merrill Lynch Life Insurance Company:

We have audited the accompanying balance sheets of Merrill Lynch Life Insurance Company (the "Company"), a wholly owned subsidiary of Merrill Lynch Insurance Group, Inc., as of December 31, 2001 and 2000, and the related statements of earnings, comprehensive income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2001 and 2000, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.






Deloitte & Touche, LLP
New York, New York

February 25, 2002

MERRILL LYNCH LIFE INSURANCE COMPANY
(A wholly owned subsidiary of Merrill Lynch Insurance Group, Inc.)

BALANCE SHEETS
AS OF DECEMBER 31, 2001 AND 2000
(Dollars in thousands, except common stock par value and shares)
================================================================================

ASSETS                                                                                   2001                2000
------                                                                                   ----                ----
INVESTMENTS:
    Fixed maturity securities, at estimated fair value
       (amortized cost: 2001 - $2,009,129; 2000 - $2,050,333)                      $     2,007,123     $     2,012,016
    Equity securities, at estimated fair value
       (cost: 2001 - $167,959; 2000 - $218,632)                                            163,701             204,617
    Trading account securities, at estimated fair value                                     23,636              24,859
    Real estate held-for-sale                                                               19,447              19,447
    Limited partnerships, at cost                                                           11,270              10,413
    Policy loans on insurance contracts                                                  1,194,478           1,193,690
                                                                                  ------------------  -----------------

       Total Investments                                                                 3,419,655           3,465,042


CASH AND CASH EQUIVALENTS                                                                  130,429              92,730
ACCRUED INVESTMENT INCOME                                                                   69,884              71,001
DEFERRED POLICY ACQUISITION COSTS                                                          470,938             494,088
FEDERAL INCOME TAXES - DEFERRED                                                                  -              10,902
REINSURANCE RECEIVABLES                                                                      9,428               3,090
AFFILIATED RECEIVABLES - NET                                                                     -                 667
RECEIVABLES FROM SECURITIES SOLD                                                             2,317               2,578
OTHER ASSETS                                                                                41,912              40,614
SEPARATE ACCOUNTS ASSETS                                                                11,305,453          12,362,798
                                                                                  ------------------  -----------------




TOTAL ASSETS                                                                       $    15,450,016     $    16,543,510
                                                                                  ==================  =================

See accompanying notes to financial statements.

================================================================================

LIABILITIES AND STOCKHOLDER'S EQUITY                                                     2001                2000
------------------------------------                                                     ----                ----
LIABILITIES:
    POLICYHOLDER LIABILITIES AND ACCRUALS:
       Policyholders' account balances                                             $     3,255,791     $     3,421,873
       Claims and claims settlement expenses                                                95,020              85,673
                                                                                  ------------------  -----------------
                  Total policyholder liabilities and accruals                            3,350,811           3,507,546

    OTHER POLICYHOLDER FUNDS                                                                14,239              17,678
    LIABILITY FOR GUARANTY FUND ASSESSMENTS                                                  8,449              10,250
    FEDERAL INCOME TAXES - DEFERRED                                                         13,931                   -
    FEDERAL INCOME TAXES - CURRENT                                                           5,522               5,134
    PAYABLES FOR SECURITIES PURCHASED                                                       29,795               1,328
    AFFILIATED PAYABLES - NET                                                                3,736                   -
    UNEARNED POLICY CHARGE REVENUE                                                         113,676             101,182
    OTHER LIABILITIES                                                                        7,594              32,074
    SEPARATE ACCOUNTS LIABILITIES                                                       11,298,821          12,356,035
                                                                                  ------------------  -----------------
                  Total Liabilities                                                     14,846,574          16,031,227
                                                                                  ------------------  -----------------

STOCKHOLDER'S EQUITY:
    Common stock ($10 par value; authorized: 1,000,000 shares; issued and
       outstanding: 250,000 shares)                                                          2,500               2,500
    Additional paid-in capital                                                             347,324             347,324
    Retained earnings                                                                      273,046             194,808
    Accumulated other comprehensive loss                                                   (19,428)            (32,349)
                                                                                  ------------------  -----------------
                  Total Stockholder's Equity                                               603,442             512,283
                                                                                  ------------------  -----------------


TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                                         $    15,450,016     $    16,543,510
                                                                                  ==================  =================

MERRILL LYNCH LIFE INSURANCE COMPANY
(A wholly owned subsidiary of Merrill Lynch Insurance Group, Inc.)

STATEMENTS OF EARNINGS
FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
(Dollars in thousands)
================================================================================

                                                                            2001            2000           1999
                                                                            ----            ----           ----
REVENUES:

   Policy charge revenue                                               $     253,837   $     268,252  $      233,029
   Net investment income                                                     221,872         239,173         253,835
   Net realized investment gains (losses)                                    (13,844)             59           8,875
                                                                       -------------   -------------  --------------

               Total Revenues                                                461,865         507,484         495,739
                                                                       -------------   -------------  --------------

BENEFITS AND EXPENSES:
   Interest credited to policyholders' account balances                      153,111         164,216         175,839
   Market value adjustment expense                                             2,296             481           2,400
   Policy benefits (net of reinsurance recoveries: 2001 - $16,562;
      2000 - $14,594; 1999 - $14,175)                                         37,773          21,616          32,983
   Reinsurance premium ceded                                                  24,535          23,913          21,691
   Amortization of deferred policy acquisition costs                          59,335          53,523          65,607
   Insurance expenses and taxes                                               65,700          57,592          53,377
                                                                       -------------   -------------  --------------

               Total Benefits and Expenses                                   342,750         321,341         351,897
                                                                       -------------   -------------  --------------

                  Earnings Before Federal Income Tax Provision               119,115         186,143         143,842
                                                                       -------------   -------------  --------------

FEDERAL INCOME TAX PROVISION (BENEFIT):
   Current                                                                    23,002          43,531          48,846
   Deferred                                                                   17,875          16,931          (1,135)
                                                                       -------------   -------------  --------------

               Total Federal Income Tax Provision                             40,877          60,462          47,711
                                                                       -------------   -------------  --------------


NET EARNINGS                                                           $      78,238   $     125,681  $       96,131
                                                                       =============   =============  ==============

See accompanying notes to financial statements.

MERRILL LYNCH LIFE INSURANCE COMPANY
(A wholly owned subsidiary of Merrill Lynch Insurance Group, Inc.)

STATEMENTS OF COMPREHENSIVE INCOME
FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
(Dollars in thousands)
================================================================================

                                                                                      2001           2000           1999
                                                                                      ----           ----           ----
NET EARNINGS                                                                     $     78,238   $   125,681    $   96,131
                                                                                 -------------  -------------  -------------

OTHER COMPREHENSIVE INCOME (LOSS):

   Net unrealized gains (losses) on available-for-sale securities:
      Net unrealized holding gains (losses) arising during the period                  31,567        64,027      (143,202)
      Reclassification adjustment for (gains) losses included in net earnings          13,361           428        (8,347)
                                                                                 -------------  -------------  -------------

       Net unrealized gains (losses) on investment securities                          44,928        64,455      (151,549)

      Adjustments for:
              Policyholder liabilities                                                 (9,498)      (13,859)       31,959
              Deferred policy acquisition costs                                       (15,551)      (23,310)       42,890
              Deferred federal income taxes                                            (6,958)       (9,550)       26,845
                                                                                 -------------  -------------  -------------

   Total other comprehensive income (loss), net of tax                                 12,921        17,736       (49,855)
                                                                                 -------------  -------------  -------------

COMPREHENSIVE INCOME                                                             $     91,159   $   143,417    $   46,276
                                                                                 =============  =============  =============

See accompanying notes to financial statements.

MERRILL LYNCH LIFE INSURANCE COMPANY
(A wholly owned subsidiary of Merrill Lynch Insurance Group, Inc.)

STATEMENTS OF STOCKHOLDER'S EQUITY
FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
(Dollars in thousands, except common stock par value and shares)
================================================================================

                                                                                          Accumulated
                                                           Additional                        other            Total
                                               Common       paid-in       Retained       comprehensive    stockholder's
                                               stock        capital       earnings            loss            equity
                                            -----------  -------------  ------------   -----------------  --------------
BALANCE, JANUARY 1, 1999                    $     2,000  $     347,324  $    173,496   $            (230) $      522,590

   Stock dividend paid to parent
      ($10 par value, 50,000 shares)                500                         (500)                                  -
   Cash dividend paid to parent                                             (135,000)                           (135,000)
   Net earnings                                                               96,131                              96,131
   Other comprehensive loss, net of tax                                                          (49,855)        (49,855)
                                            -----------  -------------  ------------   -----------------  --------------

BALANCE, DECEMBER 31, 1999                        2,500        347,324       134,127             (50,085)        433,866

   Cash dividend paid to parent                                              (65,000)                            (65,000)
   Net earnings                                                              125,681                             125,681
   Other comprehensive income, net of tax                                                         17,736          17,736
                                            -----------  -------------  ------------   -----------------  --------------

BALANCE, DECEMBER 31, 2000                        2,500        347,324       194,808             (32,349)        512,283

   Net earnings                                                               78,238                              78,238
   Other comprehensive income, net of tax                                                         12,921          12,921
                                            -----------  -------------  ------------   -----------------  --------------

BALANCE, DECEMBER 31, 2001                  $     2,500  $     347,324  $    273,046   $         (19,428) $      603,442
                                            ===========  =============  ============   =================  ==============

See accompanying notes to financial statements.

MERRILL LYNCH LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Merrill Lynch Insurance Group, Inc.)

STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
(Dollars in thousands)
================================================================================

                                                                                  2001             2000            1999
                                                                                  ----             ----            ----
Cash Flows From Operating Activities:
  Net earnings                                                              $        78,238  $       125,681  $       96,131
  Noncash items included in earnings:
    Amortization of deferred policy acquisition costs                                59,335           53,523          65,607
    Capitalization of policy acquisition costs                                      (51,736)         (95,006)        (92,992)
    Accretion of investments                                                         (1,033)          (1,338)         (1,649)
    Interest credited to policyholders' account balances                            153,111          164,216         175,839
    Provision (benefit) for deferred Federal income tax                              17,875           16,931          (1,135)
  (Increase) decrease in operating assets:
    Accrued investment income                                                         1,117            2,166             292
    Reinsurance receivables                                                          (6,338)           1,104          (1,301)
    Affiliated receivables                                                              667             (380)           (287)
    Other                                                                            (1,298)           6,827            (929)
  Increase (decrease) in operating liabilities:
    Claims and claims settlement expenses                                             9,347              (23)         21,771
    Other policyholder funds                                                         (3,439)          (7,417)          4,293
    Liability for guaranty fund assessments                                          (1,801)          (4,639)          1,025
    Federal income taxes - current                                                      388           (7,672)         (3,034)
    Affiliated payables                                                               3,736                -            (822)
    Unearned policy charge revenue                                                   12,494           23,519          22,428
    Other                                                                           (24,695)           6,206           1,595
  Other operating activities:
    Net realized investment (gains) losses (excluding losses on cash and
     cash equivalents)                                                               13,844              (60)         (8,892)
                                                                            ---------------- ---------------- ----------------

      Net cash and cash equivalents provided by operating activities                259,812          283,638         277,940
                                                                            ---------------- ---------------- ----------------

Cash Flow From Investing Activities:
  Proceeds from (payments for):
    Sales of available-for-sale securities                                          279,420          143,373         595,836
    Maturities of available-for-sale securities                                     342,148          260,953         378,914
    Purchases of available-for-sale securities                                     (512,979)        (243,292)       (748,436)
    Trading account securities                                                         (214)            (372)           (154)
    Sales of real estate held-for-sale                                                    -            1,375          13,282
    Policy loans on insurance contracts                                                (788)         (34,527)        (19,707)
    Recapture of investment in separate accounts                                          -              665          12,267
    Investment in separate accounts                                                  (1,009)          (2,195)         (5,381)
                                                                            ---------------- ---------------- ----------------

      Net cash and cash equivalents provided by investing activities                106,578          125,980         226,621
                                                                            ---------------- ---------------- ----------------

See accompanying notes to financial statements.                      (Continued)

MERRILL LYNCH LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Merrill Lynch Insurance Group, Inc.)

STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2001, 2000 AND 1999
(Continued)(Dollars in thousands)
================================================================================

                                                                                     2001               2000               1999
                                                                                     ----               ----               ----
Cash Flows from Financing Activities:
  Proceeds from (payments for):
    Dividends paid to parent                                                   $             -    $       (65,000)   $     (135,000)
    Policyholder deposits                                                            1,090,788          1,469,839         1,196,120
    Policyholder withdrawals (including transfers to/from separate accounts)        (1,419,479)        (1,813,908)       (1,568,877)
                                                                               ---------------    ---------------    --------------

      Net cash and cash equivalents used by financing activities                      (328,691)          (409,069)         (507,757)
                                                                               ---------------    ---------------    --------------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                    37,699                549            (3,196)

CASH AND CASH EQUIVALENTS
   Beginning of year                                                                    92,730             92,181            95,377
                                                                               ---------------    ---------------    --------------

   End of year                                                                 $       130,429    $        92,730    $       92,181
                                                                               ===============    ===============    ==============

Supplementary Disclosure of Cash Flow Information:
   Cash paid to affiliates for:
      Federal income taxes                                                     $        22,614    $        51,203    $       51,880
      Interest                                                                             639                850               688

See accompanying notes to financial statements.

MERRILL LYNCH LIFE INSURANCE COMPANY
(a wholly owned subsidiary of Merrill Lynch Insurance Group, Inc.)

NOTES TO FINANCIAL STATEMENTS
(Dollars in thousands)
================================================================================

NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

DESCRIPTION OF BUSINESS: Merrill Lynch Life Insurance Company (the "Company") is a wholly owned subsidiary of Merrill Lynch Insurance Group, Inc. ("MLIG"). The Company is an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. ("Merrill Lynch & Co."). The Company is domiciled in the State of Arkansas.

The Company sells non-participating life insurance and annuity products including variable life insurance, variable annuities, market value adjusted annuities and immediate annuities. During 2001, the Company discontinued manufacturing and marketing estate planning life insurance products. The Company is currently licensed to sell insurance and annuities in forty-nine states, the District of Columbia, Puerto Rico, the U.S. Virgin Islands and Guam. The Company markets its products solely through the retail network of Merrill Lynch, Pierce, Fenner & Smith, Incorporated ("MLPF&S"), a wholly owned broker-dealer subsidiary of Merrill Lynch & Co.

BASIS OF REPORTING: The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America and prevailing industry practices, both of which require management to make estimates that affect the reported amounts and disclosure of contingencies in the financial statements. Actual results could differ from those estimates.

The significant accounting policies and related judgements underlying the Company's financial statements are summarized below. In applying these policies, management makes subjective and complex judgements that frequently require estimates about matters that are inherently uncertain. Many of these policies are common in the insurance industry; others are specific to the Company's business and operations.

For the purpose of reporting cashflows, cash and cash equivalents include cash on hand and on deposit and short-term investments with original maturities of three months or less.

To facilitate comparisons with the current year, certain amounts in the prior years have been reclassified.

REVENUE RECOGNITION: Revenues for variable annuity contracts consist of policy charges for mortality and expense risks, administration fees, and annual contract maintenance charges, as well as withdrawal charges assessed on contracts surrendered during the withdrawal charge period.

Revenues for variable life insurance contracts consist of policy charges for mortality and expense risks, cost of insurance fees, and amortization of front-end and deferred sales charges, as well as withdrawal charges assessed on contracts surrendered during the withdrawal charge period.

Revenues for interest-sensitive annuity contracts (market value adjusted annuities and immediate annuities) and interest-sensitive life insurance contracts (single premium whole life insurance - not currently marketed) consist of investment income and withdrawal charges assessed on contracts surrendered during the withdrawal charge period.

INVESTMENTS: The Company's investments in debt and equity securities are classified as either available-for-sale or trading and are reported at estimated fair value. Unrealized gains and losses on available-for-sale securities are included in stockholder's equity as a component of accumulated other comprehensive loss, net of tax. Unrealized gains and losses on trading account securities are included in net realized investment gains (losses). If management determines that a decline in the value of a security is other-than-temporary, based on the review of current market conditions and credit quality, the carrying value is adjusted to estimated fair value and the decline in value is recorded as a net realized investment loss.

For fixed maturity securities, premiums are amortized to the earlier of the call or maturity date, discounts are accreted to the maturity date, and interest income is accrued daily. For equity securities, dividends are recognized on the dividend declaration date. Realized gains and losses on the sale or maturity of investments are determined on the basis of specific identification. Investment transactions are recorded on the trade date.

Certain fixed maturity securities are considered non-investment grade. The Company defines non-investment grade fixed maturity securities as unsecured debt obligations that do not have a rating equivalent to Standard and Poor's (or similar rating agency) BBB- or higher.

Real estate held-for-sale is stated at estimated fair value less estimated selling costs.

Policy loans on insurance contracts are stated at unpaid principal balances.

Investments in limited partnerships are carried at cost.

DEFERRED POLICY ACQUISITION COSTS: Policy acquisition costs for life and annuity contracts are deferred and amortized based on the estimated future gross profits for each group of contracts. These future gross profit estimates are subject to periodic evaluation by the Company, with necessary revisions applied against amortization to date. The impact of these revisions on cumulative amortization is recorded as a charge or credit to current operations. It is reasonably possible that estimates of future gross profits could be reduced in the future, resulting in a material reduction in the carrying amount of deferred policy acquisition costs.

Policy acquisition costs are principally commissions and a portion of certain other expenses relating to policy acquisition, underwriting and issuance that are primarily related to and vary with the production of new business. Insurance expenses and taxes reported in the statements of earnings are net of amounts deferred. Policy acquisition costs can also arise from the acquisition or reinsurance of existing inforce policies from other insurers. These costs include ceding commissions and professional fees related to the reinsurance assumed. The deferred costs are amortized in proportion to the estimated future gross profits over the anticipated life of the acquired insurance contracts utilizing an interest methodology.

During 1990, the Company entered into an assumption reinsurance agreement with an unaffiliated insurer. The acquisition costs relating to this agreement are being amortized over a twenty-five year period using an effective interest rate of 7.5%. This reinsurance agreement provided for payment of contingent ceding commissions, for a ten year period, based upon the persistency and mortality experience of the insurance contracts assumed. Any payments made for the contingent ceding commissions were capitalized and amortized using an identical methodology as that used for the initial acquisition costs. The following is a reconciliation of the acquisition costs related to the reinsurance agreement for the years ended December 31:

                                                          2001                   2000                    1999
                                                          ----                   ----                    ----
    Beginning balance                               $      105,503         $       102,074         $       101,793
    Capitalized amounts                                        147                  10,891                  11,759
    Interest accrued                                         7,913                   7,656                   7,634
    Amortization                                           (17,694)                (15,118)                (19,112)
                                                    ----------------       ----------------        ----------------
    Ending balance                                  $       95,869         $       105,503         $       102,074
                                                    ================       ================        ================

The following table presents the expected amortization, net of interest accrued, of these deferred acquisition costs over the next five years. The amortization may be adjusted based on periodic evaluation of the expected gross profits on the reinsured policies.

                                      2002                 $ 5,043
                                      2003                 $ 5,169
                                      2004                 $ 5,506
                                      2005                 $ 5,910
                                      2006                 $ 6,810

SEPARATE ACCOUNTS: Separate Accounts are established in conformity with Arkansas State Insurance law and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Accounts assets may be subject to general claims of the Company only to the extent the value of such assets exceeds Separate Accounts liabilities. At December 31, 2001 and 2000, the Company's Separate Accounts assets exceeded Separate Accounts liabilities by $6,632 and $6,763, respectively. This excess represents the Company's temporary investment in certain Separate Accounts investment divisions that were made to facilitate the establishment of those investment divisions.

Net investment income and net realized and unrealized gains (losses) attributable to Separate Accounts assets accrue directly to contract owners and are not reported as revenue in the Company's statements of earnings.

Assets and liabilities of Separate Accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contract owners, are shown as separate captions in the balance sheets.

POLICYHOLDERS' ACCOUNT BALANCES: Liabilities for the Company's universal life type contracts, including its life insurance and annuity products, are equal to the full accumulation value of such contracts as of the valuation date plus deficiency reserves for certain products. Interest-crediting rates for the Company's fixed-rate products are as follows:

    Interest-sensitive life products                          4.00% - 4.85%
    Interest-sensitive deferred annuities                     1.00% - 7.40%
    Immediate annuities                                       3.00% - 11.00%

These rates may be changed at the option of the Company after initial guaranteed rates expire, unless contracts are subject to minimum interest rate guarantees.

CLAIMS AND CLAIMS SETTLEMENT EXPENSES: Liabilities for claims and claims settlement expenses equal the death benefit (plus accrued interest) for claims that have been reported to the Company but have not settled and an estimate, based upon prior experience, for unreported claims. Additionally, the Company has established a mortality benefit accrual for its variable annuity products.

INCOME TAXES: The results of operations of the Company are included in the consolidated Federal income tax return of Merrill Lynch & Co. The Company has entered into a tax-sharing agreement with Merrill Lynch & Co. whereby the Company will calculate its current tax provision based on its operations. Under the agreement, the Company periodically remits to Merrill Lynch & Co. its current federal income tax liability.

The Company uses the asset and liability method in providing income taxes on all transactions that have been recognized in the financial statements. The asset and liability method requires that deferred taxes be adjusted to reflect the tax rates at which future taxable amounts will be settled or realized. The effects of tax rate changes on future deferred tax liabilities and deferred tax assets, as well as other changes in income tax laws, are recognized in net earnings in the period such changes are enacted. Valuation allowances are established when necessary to reduce deferred tax assets to the amounts expected to be realized.

Insurance companies are generally subject to taxes on premiums and in substantially all states are exempt from state income taxes.

UNEARNED POLICY CHARGE REVENUE: Certain variable life insurance products contain policy charges that are assessed at policy issuance. These policy charges are deferred and amortized into policy charge revenue based on the estimated future gross profits for each group of contracts. The Company records a liability equal to the unamortized balance of these policy charges.

DERIVATIVES: On January 1, 2001, the Company adopted the provisions of SFAS No. 133, as amended, Accounting for Derivative Instruments and Hedging Activities ("SFAS No. 133"). SFAS No.133 requires the Company to recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. At December 31, 2001, the fair value of derivatives was immaterial. The accounting treatment for changes in fair value for derivatives is dependent upon whether the derivative qualifies for hedge accounting. As defined by SFAS No. 133, the Company does not have any derivatives that qualify for hedge accounting and, as such, changes in fair value of the Company's derivatives instruments are recorded in earnings. At December 31, 2001, the change in fair value of derivatives did not have a material impact on earnings.

NOTE 2. ESTIMATED FAIR VALUE OF FINANCIAL INSTRUMENTS

Financial instruments are carried at fair value or amounts that approximate fair value. The carrying value of financial instruments as of December 31 were:

                                                                                          2001             2000
                                                                                     --------------- ---------------
    Assets:
       Fixed maturity securities (1)                                                 $   2,007,123   $    2,012,016
       Equity securities (1)                                                               163,701          204,617
       Trading account securities (1)                                                       23,636           24,859
       Limited partnerships (2)                                                             11,270           10,413
       Policy loans on insurance contracts (3)                                           1,194,478        1,193,690
       Cash and cash equivalents (4)                                                       130,429           92,730
       Separate Accounts assets (5)                                                     11,305,453       12,362,798
                                                                                     --------------- ---------------

    Total financial instruments                                                      $  14,836,090   $   15,901,123
                                                                                     =============== ===============

(1) For publicly traded securities, the estimated fair value is determined using quoted market prices. For securities without a readily ascertainable market value, the Company utilizes pricing services and broker quotes. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the balance sheets. At December 31, 2001 and 2000, securities without a readily ascertainable market value, having an amortized cost of $443,607 and $479,301, had an estimated fair value of $438,897 and $469,397, respectively.

(2) The Company has investments in three limited partnerships that do not have readily ascertainable market values. Management has estimated the fair value as equal to cost based on the review of the underlying investments of the partnerships.

(3) The Company estimates the fair value of policy loans as equal to the book value of the loans. Policy loans are fully collateralized by the account value of the associated insurance contracts, and the spread between the policy loan interest rate and the interest rate credited to the account value held as collateral is fixed.

(4) The estimated fair value of cash and cash equivalents approximates the carrying value.

(5) Assets held in Separate Accounts are carried at the net asset value provided by the fund managers.

NOTE 3. INVESTMENTS

The amortized cost and estimated fair value of investments in fixed maturity securities and equity securities (excluding trading account securities) as of December 31 were:

                                                                                     2001
                                                        --------------------------------------------------------------
                                                            Cost /          Gross           Gross          Estimated
                                                          Amortized       Unrealized      Unrealized          Fair
                                                             Cost           Gains           Losses           Value
                                                        --------------  --------------  --------------   -------------
    Fixed maturity securities:
       Corporate debt securities                        $    1,807,398  $       36,673  $       41,417   $   1,802,654
       Mortgage-backed securities                               69,216           3,246              30          72,432
       U.S. Government and agencies                             97,905           1,503           2,104          97,304
       Foreign governments                                      18,739             263             765          18,237
       Municipals                                               15,871             637              12          16,496
                                                        --------------  --------------  --------------   -------------

             Total fixed maturity securities            $    2,009,129  $       42,322  $       44,328   $   2,007,123
                                                        ==============  ==============  ==============   =============

    Equity securities:
       Non-redeemable preferred stocks                  $      167,959  $        1,479  $        5,737   $     163,701
                                                        ==============  ==============  ==============   =============



                                                                                     2000
                                                        --------------------------------------------------------------
                                                            Cost /          Gross           Gross         Estimated
                                                          Amortized       Unrealized      Unrealized         Fair
                                                             Cost           Gains           Losses          Value
                                                        --------------  --------------  --------------  --------------
    Fixed maturity securities:
       Corporate debt securities                        $    1,765,321  $       14,566  $       50,489  $    1,729,398
       Mortgage-backed securities                               96,815           2,609              73          99,351
       U.S. Government and agencies                            147,648             721           3,227         145,142
       Foreign governments                                      24,451             115           2,870          21,696
       Municipals                                               16,098             339               8          16,429
                                                        --------------  --------------  --------------  --------------

             Total fixed maturity securities            $    2,050,333  $       18,350  $       56,667  $    2,012,016
                                                        ==============  ==============  ==============  ==============

    Equity securities:
       Non-redeemable preferred stocks                  $      218,632  $          501  $       14,516  $      204,617
                                                        ==============  ==============  ==============  ==============

The amortized cost and estimated fair value of fixed maturity securities at December 31, 2001 by contractual maturity were:

                                                                                                      Estimated
                                                                     Amortized                           Fair
                                                                        Cost                            Value
                                                                 -----------------                -----------------
    Fixed maturity securities:
       Due in one year or less                                   $        280,072                 $        282,495
       Due after one year through five years                              873,873                          883,759
       Due after five years through ten years                             478,164                          469,448
       Due after ten years                                                307,804                          298,989
                                                                 -----------------                -----------------
                                                                        1,939,913                        1,934,691

       Mortgage-backed securities                                          69,216                           72,432
                                                                 -----------------                -----------------

          Total fixed maturity securities                        $      2,009,129                 $      2,007,123
                                                                 =================                =================

Fixed maturity securities not due at a single maturity date have been included in the preceding table in the year of final maturity. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

The amortized cost and estimated fair value of fixed maturity securities at December 31, 2001 by rating agency equivalent were:

                                                                                                      Estimated
                                                                     Amortized                           Fair
                                                                        Cost                            Value
                                                                 -----------------                -----------------
    AAA                                                          $        291,597                 $        294,516
    AA                                                                    184,301                          183,964
    A                                                                     555,642                          561,610
    BBB                                                                   887,364                          883,612
    Non-investment grade                                                   90,225                           83,421
                                                                 -----------------                -----------------

          Total fixed maturity securities                        $      2,009,129                 $      2,007,123
                                                                 =================                =================

The Company has recorded certain adjustments to deferred policy acquisition costs and policyholders' account balances in connection with unrealized holding gains or losses on investments classified as available-for-sale. The Company adjusts those assets and liabilities as if the unrealized holding gains or losses had actually been realized, with corresponding credits or charges reported in accumulated other comprehensive loss, net of taxes. The components of net unrealized gains (losses) included in accumulated other comprehensive loss at December 31 were as follows:

                                                                                       2001                       2000
                                                                                       ----                       ----
    Assets:
        Fixed maturity securities                                                $        (2,006)           $       (38,317)
        Equity securities                                                                 (4,258)                   (14,015)
        Deferred policy acquisition costs                                                  3,706                     19,257
        Federal income taxes - deferred                                                        -                     17,419
        Separate Accounts assets                                                          (1,493)                      (353)
                                                                                 ----------------           ----------------
                                                                                          (4,051)                   (16,009)
                                                                                 ----------------           ----------------

    Liabilities:
        Federal income taxes - deferred                                                  (10,461)                         -
        Policyholders' account balances                                                   25,838                     16,340
                                                                                 ----------------           ----------------
                                                                                          15,377                     16,340
                                                                                 ----------------           ----------------

    Stockholder's equity:
        Accumulated other comprehensive loss                                     $       (19,428)           $       (32,349)
                                                                                 ================           ================

The Company maintains a trading portfolio comprised of convertible debt and equity securities. The net unrealized holdings gains (losses) on trading account securities included in net realized investment gains (losses) were $462, ($3,614) and $3,112 at December 31, 2001, 2000 and 1999, respectively.

Proceeds and gross realized investment gains and losses from the sale of available-for-sale securities for the years ended December 31 were:

                                                                         2001             2000            1999
                                                                         ----             ----            ----
    Proceeds                                                       $      279,420   $     143,373   $      595,836
    Gross realized investment gains                                         4,913           1,342           12,196
    Gross realized investment losses                                      (17,320)          4,319           15,936

The Company had investment securities with a carrying value of $25,859 and $25,118 that were deposited with insurance regulatory authorities at December 31, 2001 and 2000, respectively.

Excluding investments in U.S. Government and Agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturity securities portfolio.

Net investment income arose from the following sources for the years ended December 31:

                                                                       2001               2000               1999
                                                                       ----               ----               ----
    Fixed maturity securities                                    $       139,285    $       155,664    $      170,376
    Equity securities                                                     15,342             17,011            16,670
    Real estate held-for-sale                                                924              3,375             3,792
    Policy loans on insurance contracts                                   62,695             61,411            60,445
    Cash and cash equivalents                                              7,578              7,504             7,955
    Other                                                                    335                 35                88
                                                                 ----------------   ----------------   ----------------

    Gross investment income                                              226,159            245,000           259,326
    Less investment expenses                                              (4,287)            (5,827)           (5,491)
                                                                 ----------------   ----------------   ----------------

    Net investment income                                        $       221,872    $       239,173    $      253,835
                                                                 ================   ================   ================


Net realized investment gains (losses), including other-than-temporary writedowns in carrying value, for the years ended December 31 were as follows:

                                                                       2001               2000               1999
                                                                       ----               ----               ----
    Fixed maturity securities                                    $      (12,035)    $       (1,531)    $      (3,721)
    Equity securities                                                      (372)            (1,446)              (19)
    Trading account securities                                           (1,437)             2,275             4,778
    Investment in Separate Accounts                                           -                 12               460
    Real estate held-for-sale                                                 -                750             7,394
    Cash and cash equivalents                                                 -                 (1)              (17)
                                                                 ----------------   ----------------   ----------------

    Net realized investment gains (losses)                       $      (13,844)    $           59     $       8,875
                                                                 ================   ================   ================

NOTE 4. FEDERAL INCOME TAXES

The following is a reconciliation of the provision for income taxes based on earnings before income taxes, computed using the Federal statutory tax rate, versus the reported provision for income taxes for the years ended December 31:

                                                                            2001               2000              1999
                                                                            ----               ----              ----
    Provision for income taxes computed at Federal statutory rate     $        41,690    $       65,150    $        50,345
    Increase (decrease) in income taxes resulting from:
         Dividend received deduction                                           (1,024)           (1,758)            (1,594)
         Foreign tax credit                                                      (310)           (2,930)            (1,040)
         Non-deductible fees                                                      521                 -                  -
                                                                      ---------------    --------------    ---------------
    Federal income tax provision                                      $        40,877    $       60,462    $        47,711
                                                                      ===============    ==============    ===============

The Federal statutory rate for each of the three years in the period ended December 31, 2001 was 35%.

The Company provides for deferred income taxes resulting from temporary differences that arise from recording certain transactions in different years for income tax reporting purposes than for financial reporting purposes. The sources of these differences and the tax effect of each are as follows:

                                                                           2001           2000           1999
                                                                           ----           ----           ----
    Deferred policy acquisition costs                                $      (2,336)  $     13,254   $       8,822
    Policyholders' account balances                                         19,520          2,589          (9,635)
    Liability for guaranty fund assessments                                    630          1,624            (359)
    Investment adjustments                                                      61           (536)            (27)
    Other                                                                        -              -              64
                                                                     -------------   ------------   -------------

    Deferred Federal income tax provision (benefit)                  $      17,875   $     16,931   $      (1,135)
                                                                     =============   ============   =============

Deferred tax assets and liabilities as of December 31 are determined as follows:

                                                                                    2001                  2000
                                                                                    ----                  ----
    Deferred tax assets:
        Policyholders' account balances                                        $       93,658       $      113,178
        Investment adjustments                                                          2,453                2,514
        Liability for guaranty fund assessments                                         2,957                3,587
        Net unrealized investment loss on investment securities                        10,461               17,419
                                                                               ---------------      ----------------
             Total deferred tax assets                                                109,529              136,698
                                                                               ---------------      ----------------

    Deferred tax liabilities:
        Deferred policy acquisition costs                                             119,472              121,808
        Other                                                                           3,988                3,988
                                                                               ---------------      ----------------
             Total deferred tax liabilities                                           123,460              125,796
                                                                               ---------------      ----------------

             Net deferred tax asset (liability)                                $      (13,931)      $       10,902
                                                                               ===============      ================

The Company anticipates that all deferred tax assets will be realized; therefore no valuation allowance has been provided.

NOTE 5. REINSURANCE

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured life and to recover a portion of benefits paid by ceding reinsurance to other insurance enterprises or reinsurers under indemnity reinsurance agreements, primarily excess coverage and coinsurance agreements. The maximum amount of mortality risk retained by the Company is approximately $500 on single life policies and $750 on joint life policies.

Indemnity reinsurance agreements do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company regularly evaluates the financial condition of its reinsurers so as to minimize its exposure to significant losses from reinsurer insolvencies. The Company holds collateral under reinsurance agreements in the form of letters of credit and funds withheld totaling $731 that can be drawn upon for delinquent reinsurance recoverables.

As of December 31, 2001 the Company had the following life insurance inforce:

                                                                                                        Percentage
                                                  Ceded to          Assumed                             of amount
                                 Gross             other           from other             Net           assumed to
                                 amount          companies         companies             amount            net
                             --------------    --------------    --------------     ---------------    -------------
      Life insurance
          inforce              $14,036,930        $4,334,463            $1,128          $9,703,595            0.01%

The Company had entered into an indemnity reinsurance agreement with an unaffiliated insurer whereby the Company coinsures, on a modified coinsurance basis, 50% of the unaffiliated insurer's variable annuity premiums sold through the Merrill Lynch & Co. distribution system. During 2001, the agreement was amended whereby the Company ceased reinsuring variable annuity premiums sold subsequent to June 30, 2001.

NOTE 6. RELATED PARTY TRANSACTIONS

The Company and MLIG are parties to a service agreement whereby MLIG has agreed to provide certain accounting, data processing, legal, actuarial, management, advertising and other services to the Company. Expenses incurred by MLIG in relation to this service agreement are reimbursed by the Company on an allocated cost basis. Charges billed to the Company by MLIG pursuant to the agreement were $50,575, $47,732 and $43,410 for the years ended December 31, 2001, 2000 and
1999, respectively. Charges attributable to this agreement are included in insurance expenses and taxes, except for investment related expenses, which are included in net investment income. The Company is allocated interest expense on its accounts payable to MLIG that approximates the daily Federal funds rate. Total intercompany interest incurred was $639, $850 and $688 for 2001, 2000 and 1999, respectively. Intercompany interest is included in net investment income. While management believes that these fees are calculated on a reasonable basis, they may not necessarily be indicative of the costs that would have been incurred on a stand-alone basis.

The Company and Merrill Lynch Investment Managers, L.P. ("MLIM") are parties to a service agreement whereby MLIM has agreed to provide certain invested asset management services to the Company. The Company pays a fee to MLIM for these services through the MLIG service agreement. Charges attributable to this agreement and allocated to the Company by MLIG were $1,990, $2,042 and $1,823 for 2001, 2000 and 1999, respectively.

MLIG has entered into agreements with MLIM and Mercury Advisors ("Mercury"), a division of MLIM and formerly known as Hotchkis & Wiley, with respect to administrative services for the Merrill Lynch Series Fund, Inc., Merrill Lynch Variable Series Funds, Inc., and Mercury HW Variable Trust, formerly known as Hotchkis & Wiley Variable Trust (collectively, "the Funds"). The Company invests in the various mutual fund portfolios of the Funds in connection with the variable life insurance and annuity contracts the Company has inforce. Under this agreement, MLIM and Mercury pay compensation to MLIG in an amount equal to a portion of the annual gross investment advisory fees paid by the Funds to MLIM and Mercury. The Company received from MLIG its allocable share of such compensation in the amount of $21,667, $23,269 and $21,630 during 2001, 2000 and 1999, respectively. Revenue attributable to these agreements is included in policy charge revenue.

The Company has a general agency agreement with Merrill Lynch Life Agency Inc. ("MLLA") whereby registered representatives of MLPF&S, who are the Company's licensed insurance agents, solicit applications for contracts to be issued by the Company. MLLA is paid commissions for the contracts sold by such agents. Commissions paid to MLLA were $65,021, $94,841 and $88,955 for 2001, 2000 and 1999, respectively. Substantially all of these commissions were capitalized as deferred policy acquisition costs and are being amortized in accordance with the policy discussed in Note 1.

Affiliated agreements generally contain reciprocal indemnity provisions pertaining to each party's representations and contractual obligations thereunder.

NOTE 7. STOCKHOLDER'S EQUITY AND STATUTORY REGULATIONS

The Company paid no dividends in 2001. During 2000 and 1999, the Company paid cash dividends to MLIG of $65,000 and $135,000, respectively. Of these cash dividends, $38,482 and $105,793, respectively, were extraordinary dividends as defined by Arkansas Insurance Law and were paid pursuant to approval granted by the Arkansas Insurance Commissioner. The Company also paid a $500 stock dividend to MLIG during 1999.

At December 31, 2001 and 2000, approximately $30,899 and $25,020, respectively, of stockholder's equity was available for distribution to MLIG. Statutory capital and surplus at December 31, 2001 and 2000, were $311,490 and $252,704, respectively.

Applicable insurance department regulations require that the Company report its accounts in accordance with statutory accounting practices. Statutory accounting practices differ from principles utilized in these financial statements as follows: policy acquisition costs are expensed as incurred, future policy benefit reserves are established using different actuarial assumptions, provisions for deferred income taxes are limited to temporary differences that will be recognized within one year, and securities are valued on a different basis. The Company's statutory net income for 2001, 2000 and 1999 was $48,108, $49,533 and $106,266, respectively.

On January 1, 2001, the Company adopted the Codification of Statutory Accounting Principles ("Codification"). The purpose of Codification is to standardize regulatory accounting and reporting for the insurance industry. However, statutory accounting principles will continue to be established by individual state laws and permitted practices. The Company's state of domicile has adopted Codification. The impact of adopting Codification resulted in a $4,779 increase in statutory surplus.

The National Association of Insurance Commissioners ("NAIC") utilizes the Risk Based Capital ("RBC") adequacy monitoring system. The RBC calculates the amount of adjusted capital that a life insurance company should have based upon that company's risk profile. As of December 31, 2001 and 2000, based on the RBC formula, the Company's total adjusted capital level was in excess of the minimum amount of capital required to avoid regulatory action.

NOTE 8. COMMITMENTS AND CONTINGENCIES

State insurance laws generally require that all life insurers who are licensed to transact business within a state become members of the state's life insurance guaranty association. These associations have been established for the protection of policyholders from loss (within specified limits) as a result of the insolvency of an insurer. At the time an insolvency occurs, the guaranty association assesses the remaining members of the association an amount sufficient to satisfy the insolvent insurer's policyholder obligations (within specified limits). The Company has utilized public information to estimate what future assessments it will incur as a result of insolvencies. At December 31, 2001 and 2000, the Company has established an estimated liability for future guaranty fund assessments of $8,449 and $10,250, respectively. The Company regularly monitors public information regarding insurer insolvencies and adjusts its estimated liability as appropriate.

In the normal course of business, the Company is subject to various claims and assessments. Management believes the settlement of these matters would not have a material effect on the financial position or results of operations of the Company.

During 2000, the Company committed to participate in a limited partnership. As of December 31, 2001, $3,220 has been advanced towards the Company's $10,000 commitment to the limited partnership.

NOTE 9. SERVICE CENTER INTEGRATION

During the second quarter 2001, the Company announced plans to consolidate its life and annuity policy administration service centers into one location. The consolidation was completed during the third quarter 2001. Costs incurred related to the consolidation were $10.7 million and are reported in insurance expenses and taxes. At December 31, 2001, costs incurred and unpaid were $6.0 million.

NOTE 10. SEGMENT INFORMATION

In reporting to management, the Company's operating results are categorized into two business segments: Life Insurance and Annuities. The Company's Life Insurance segment consists of variable life insurance products and interest-sensitive life insurance products. The Company's Annuity segment consists of variable annuities and interest-sensitive annuities. The accounting policies of the business segments are the same as those described in the summary of significant accounting policies. All revenue and expense transactions are recorded at the product level and accumulated at the business segment level for review by management. The "Other" category, presented in the following segment financial information, represents net revenues and earnings on assets that do not support life or annuity contract owner liabilities.

The following table summarizes each business segment's contribution to the consolidated amounts:

                                                     Life
    2001                                          Insurance        Annuities           Other            Total
                                               ---------------  ----------------   -------------   ---------------
    Net interest spread (a)                    $        34,815  $         31,302   $       2,644   $        68,761
    Other revenues                                     101,685           139,727          (1,419)          239,993
                                               ---------------  ----------------   -------------   ---------------

    Net revenues                                       136,500           171,029           1,225           308,754
                                               ---------------  ----------------   -------------   ---------------

    Policy benefits                                     21,320            16,453               -            37,773
    Reinsurance premium ceded                           24,531                 4               -            24,535
    Amortization of deferred policy
       acquisition costs                                30,913            28,422               -            59,335
    Other non-interest expenses                         18,097            49,899               -            67,996
                                               ---------------  ----------------   -------------   ---------------

    Total non-interest expenses                         94,861            94,778               -           189,639
                                               ---------------  ----------------   -------------   ---------------

    Net earnings before Federal income
        tax provision                                   41,639            76,251           1,225           119,115
    Income tax expense                                  15,607            24,841             429            40,877
                                               ---------------  ----------------   -------------   ---------------

    Net earnings                               $        26,032  $         51,410   $         796   $        78,238
                                               ===============  ================   =============   ===============

    Balance Sheet Information:

    Total assets                               $     5,674,704  $      9,625,104   $     150,208   $    15,450,016
    Deferred policy acquisition costs                  251,245           219,693               -           470,938
    Policyholder liabilities and accruals            2,094,195         1,256,616               -         3,350,811
    Other policyholder funds                             9,236             5,003               -            14,239

                                                     Life
    2000                                          Insurance        Annuities           Other            Total
                                               ---------------  ----------------   -------------   ---------------
    Net interest spread (a)                    $        38,265  $         27,199   $       9,493   $        74,957
    Other revenues                                     107,030           160,955             326           268,311
                                               ---------------  ----------------   -------------   ---------------

    Net revenues                                       145,295           188,154           9,819           343,268
                                               ---------------  ----------------   -------------   ---------------

    Policy benefits                                     20,371             1,245               -            21,616
    Reinsurance premium ceded                           23,913                 -               -            23,913
    Amortization of deferred policy
       acquisition costs                                 5,025            48,498               -            53,523
    Other non-interest expenses                         16,656            41,417               -            58,073
                                               ---------------  ----------------   -------------   ---------------

    Total non-interest expenses                         65,965            91,160               -           157,125
                                               ---------------  ----------------   -------------   ---------------

    Net earnings before Federal
        income tax provision                            79,330            96,994           9,819           186,143
    Income tax expense                                  26,362            30,663           3,437            60,462
                                               ---------------  ----------------   -------------   ---------------

    Net earnings                               $        52,968  $         66,331   $       6,382   $       125,681
                                               ===============  ================   =============   ===============

    Balance Sheet Information:

    Total assets                               $     6,175,339  $     10,285,993   $      82,178   $    16,543,510
    Deferred policy acquisition costs                  277,408           216,680               -           494,088
    Policyholder liabilities and accruals            2,133,700         1,373,846               -         3,507,546
    Other policyholder funds                            11,243             6,435               -            17,678

                                                     Life
    1999                                          Insurance        Annuities           Other            Total
                                               ---------------  ----------------   -------------   ---------------
    Net interest spread (a)                    $        36,805  $         31,098   $      10,093   $        77,996
    Other revenues                                      94,821           140,541           6,542           241,904
                                               ---------------  ----------------   -------------   ---------------

    Net revenues                                       131,626           171,639          16,635           319,900
                                               ---------------  ----------------   -------------   ---------------

    Policy benefits                                     16,569            16,414               -            32,983
    Reinsurance premium ceded                           21,691                 -               -            21,691
    Amortization of deferred policy
       acquisition costs                                22,464            43,143               -            65,607
    Other non-interest expenses                         16,728            39,049               -            55,777
                                               ---------------  ----------------   -------------   ---------------

    Total non-interest expenses                         77,452            98,606               -           176,058
                                               ---------------  ----------------   -------------   ---------------

    Net earnings before Federal
        income tax provision                            54,174            73,033          16,635           143,842
    Income tax expense                                  18,442            23,447           5,822            47,711
                                               ---------------  ----------------   -------------   ---------------

    Net earnings                               $        35,732  $         49,586   $      10,813   $        96,131
                                               ===============  ================   =============   ===============

    Balance Sheet Information:

    Total assets                               $     6,492,686  $     10,523,453   $     101,910   $    17,118,049
    Deferred policy acquisition costs                  251,017           224,898               -           475,915
    Policyholder liabilities and accruals            2,150,671         1,522,892               -         3,673,563
    Other policyholder funds                            18,345             6,750               -            25,095

(a) Management considers investment income net of interest credited to policyholders' account balances in evaluating results.

The table below summarizes the Company's net revenues by product for 2001, 2000 and 1999:

                                                             2001           2000           1999
                                                       -------------   ------------   ------------
    Life Insurance
                    Variable life insurance            $     110,842   $    116,664   $    104,036
                    Interest-sensitive life insurance         25,658         28,631         27,590
                                                       -------------   ------------   ------------

                    Total Life Insurance                     136,500        145,295        131,626
                                                       -------------   ------------   ------------

    Annuities
                    Variable annuities                       152,427        154,200        130,039
                    Interest-sensitive annuities              18,602         33,954         41,600
                                                       -------------   ------------   ------------

                    Total Annuities                          171,029        188,154        171,639
                                                       -------------   ------------   ------------

    Other                                                      1,225          9,819         16,635
                                                       -------------   ------------   ------------

    Total                                              $     308,754   $    343,268   $    319,900
                                                       =============   ============   ============

                                    * * * * *

                           PART II. OTHER INFORMATION
                          UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

The Insurance Company's By-Laws provide, in Article VI, Section 1, 2, 3 and 4, as follows:

Section 1. Actions Other Than by or in the Right of the Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer or employee of the Corporation, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

Section 2. Actions by or in the Right of the Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer or employee of the Corporation, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the Court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other Court shall deem proper.

Section 3. Right to Indemnification. To the extent that a director, officer of employee of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorney's fees) actually and reasonably incurred by him in connection therewith.

Section 4. Determination of Right to Indemnification. Any indemnification under Sections 1 and 2 of this Article (unless ordered by a Court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, or employee is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections 1 and 2 of this Article. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders.

Any persons serving as an officer, director or trustee of a corporation, trust, or other enterprise, including the Registrant, at the request of Merrill Lynch are entitled to indemnification from Merrill Lynch, to the fullest extent authorized or permitted by law, for liabilities with respect to actions taken or omitted by such persons in any capacity in which such persons serve Merrill Lynch or such other corporation, trust, or other enterprise. Any action initiated by any such person for which indemnification is provided shall be approved by the Board of Directors of Merrill Lynch prior to such initiation.

DIRECTORS' AND OFFICERS' INSURANCE

Merrill Lynch has purchased from Corporate Officers' and Directors' Assurance Company directors' and officers' liability insurance policies which cover, in addition to the indemnification described above, liabilities for which indemnification is not provided under the By-Laws. The Company will pay an allocable portion of the insurance premium paid by Merrill Lynch with respect to such insurance policies.

ARKANSAS BUSINESS CORPORATION LAW

In addition, Section 4-26-814 of the Arkansas Business Corporation Law generally provides that a corporation has the power to indemnify a director or officer of the corporation, or a person serving at the request of the corporation as a director or officer of another corporation or other enterprise against any judgments, amounts paid in settlement, and reasonably incurred expenses in a civil or criminal action or proceeding if the director or officer acted in good faith in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation (or, in the case of a criminal action or proceeding, if he or she in addition had no reasonable cause to believe that his or her conduct was unlawful).

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


                    REPRESENTATION PURSUANT TO SECTION 26(f)


Merrill Lynch Life Insurance Company hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Merrill Lynch Life Insurance Company.

                     MERRILL LYNCH, PIERCE, FENNER & SMITH
                                  INCORPORATED
                             OFFICERS AND DIRECTORS


                             AS OF FEBRUARY 1, 2002



                                   DIRECTORS



                               E. Stanley O'Neal
                               Thomas H. Patrick
                               George A. Schieren



                                    OFFICERS



E. Stanley O'Neal   Chairman of the Board and Chief Executive Officer
George A. Schieren  General Counsel
John C. Stomber     Treasurer
Andrea L. Dulberg   Secretary



                           EXECUTIVE VICE PRESIDENTS



Rosemary T. Berkery  Jerome P. Kenney
Thomas W. Davis      John A. McKinley
Barry S. Friedberg   Thomas H. Patrick
James P. Gorman      Arshad R. Zakaria



                             SENIOR VICE PRESIDENTS



Daniel H. Bayly                  H. McIntyre Gardner              John T. McGowan
Samuel R. Chapin                 Donald N. Gershuny               Andrew J. Melnick
Daniel C. Cochran                Mark B. Goldfus                  Carlos M. Morales
Michael R. Cowan                 Jeffrey L. Humber                Robert E. Mulholland
Paul W. Critchlow                Alfred F. Hurley, Jr.            John C. Qua
John W. Cummings                 Claudia J. Kahn                  George A. Schieren
Robert W. Dineen                 Terry Kassel                     Daniel C. Sontag
D. Kevin Dolan                   Barry J. Mandel                  John C. Stomber
Richard A. Dunn                  G. Kelly Martin                  Arthur L. Thomas
Ahamass L. Fakahany              Robert J. McCann



                             FIRST VICE PRESIDENTS



Mark D. Alexander                Anne Flannery                    Robert J. Mooney
Steven A. Baronoff               John J. Fosina (2)               Allan I. Morris
I. Scott Bieler                  Michael Gaffney                  Kevin Moynihan
Andrew Berry                     Jeffrey A. Gelfand               Ronald S. Oppenheimer
Gary M. Carlin                   Richard K. Gordon                Richard B. Saltzman
Dominic A. Carone (1)            Daniel Kane                      Barry G. Skolnick
Chris Corrado                    Thomas J. Kerestes               Laurence Tosi
Allan Dinkoff                    David Kornberg                   James R. Vallone
Andrea L. Dulberg                John McDermott                   Byron Vielehr
Jonathan N. Eisenberg            Susan W. Mink                    William Wong


---------------

(1) Mr. Carone is also the Controller.


(2) Mr. Fosina is also the Chief Financial Officer.

                                VICE PRESIDENTS



Catherine Bolz            ASSISTANT VICE PRESIDENTS
Jon Dye                   Gregory R. Krolikowski
Wendell A. Kapustiak      Edward A. Mallaney, Jr.
Richard D. Lilleston
Robert A. Manfredo        ASSISTANT SECRETARIES
Daniel R. Mayo            Blair Duncan
Avadhesh K. Nigam         Lawrence M. Egan, Jr.
David Oller               Bina Kalola
Leonard Pugliese          Michael A. LaMaina
Daniel R. Roccato         Patrick J. Moran
George A. Ruth            Margaret E. Nelson
John M. Sabatino          Andrew J. Quigley
Michael S. Schreier       Jonathan Santelli
John P. Smith             Howard Sutherland

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

       The facing sheet.


       The Prospectus consisting of 117 pages.


       Undertaking to file reports.

       Rule 484 Undertaking.


       Representation Pursuant to Section 26(f).


       The signatures.

       Written Consents of the Following Persons:

          (a) Barry G. Skolnick, Esq.

          (b) Deborah J. Adler, FSA, MAAA

          (c) Sutherland Asbill & Brennan LLP

          (d) Deloitte & Touche LLP, Independent Auditors

The following exhibits:

1.A.   (1)                 Resolution of the Board of Directors of Merrill Lynch Life
                           Insurance Company establishing the Separate Account
                           (Incorporated by Reference to Registrant's Post-Effective
                           Amendment No. 8 to Form S-6 Registration No. 33-55472 Filed
                           April 29, 1997)
       (2)                 Not applicable
       (3)  (a)            Distribution Agreement between Merrill Lynch Life Insurance
                           Company and Merrill Lynch, Pierce, Fenner & Smith
                           Incorporated (Incorporated by Reference to Registrant's
                           Post-Effective Amendment No. 8 to Form S-6 Registration No.
                           33-55472 Filed April 29, 1997)
            (b)            Sales Agreement between Merrill Lynch Life Insurance Company and Merrill Lynch Life Agency Inc. (Incorporated by
                           Reference to Registrant's Post-Effective Amendment No. 8 to
                           Form S-6 Registration No. 33-55472 Filed April 29, 1997)
            (c)            Schedules of Sales Commissions. See Exhibit A(3)(b)
                           (Incorporated by Reference to Registrant's Post-Effective
                           Amendment No. 8 to Form S-6 Registration No. 33-55472 Filed
                           April 29, 1997)
            (d)            Indemnity Agreement between Merrill Lynch Life Insurance
                           Company and Merrill Lynch Life Agency, Inc. (Incorporated by
                           Reference to Registrant's Post-Effective Amendment No. 8 to
                           Form S-6 Registration No. 33-55472 Filed April 29, 1997)
       (4)                 Not applicable
       (5)  (a)            Modified Single Premium Variable Life Insurance Policy
                           (Incorporated by Reference to Registrant's Pre-Effective
                           Amendment No. 1 to Form S-6 Registration Statement No.
                           333-47844 Filed on December 22, 2000)
            (b)  (1)       Backdating Endorsement (Incorporated by Reference to
                           Registrant's Form S-6 Registration Statement No. 333-47844
                           Filed on October 12, 2000)
                 (2)       Guaranteed Benefits Rider for Modified Single Premium
                           Variable Life Insurance Policy (Incorporated by Reference to
                           Registrant's Form S-6 Registration Statement No. 333-47844
                           Filed on October 12, 2000)
                 (3)       Change of Insured Rider for Modified Single Premium Variable
                           Life Insurance Policy (Incorporated by Reference to
                           Registrant's Form S-6 Registration Statement No. 333-47844
                           Filed on October 12, 2000)
            (c)  (1)       Variable Life Insurance Application (Incorporated by
                           Reference to Registrant's Form S-6 Registration Statement
                           No. 333-47844 Filed on October 12, 2000)
                 (2)       Application for Reinstatement (Incorporated by Reference to
                           Registrant's Pre-Effective Amendment No. 1 to Form S-6
                           Registration No. 33-41829 Filed April 16, 1992)

       (6)  (a)            Articles of Amendment, Restatement, and Redomestication of
                           the Articles of Incorporation of Merrill Lynch Life
                           Insurance Company (Incorporated by Reference to Registrant's
                           Post-Effective Amendment No. 8 to Form S-6 Registration No.
                           33-55472 Filed April 29, 1997)
            (b)            Amended and Restated By-Laws of Merrill Lynch Life Insurance
                           Company (Incorporated by Reference to Registrant's
                           Post-Effective Amendment No. 8 to Form S-6 Registration No.
                           33-55472 Filed April 29, 1997)
       (7)                 Not applicable
       (8)  (a)            Form of Participation Agreement Among Merrill Lynch Life
                           Insurance Company, Alliance Capital Management L.P., and
                           Alliance Fund Distributors, Inc. (Incorporated by Reference
                           to Merrill Lynch Life Variable Annuity Separate Account A's
                           Post-Effective Amendment No. 10 to Form N-4 Registration No.
                           33-43773 Filed December 10, 1996)
            (b)            Form of Participation Agreement Among MFS Variable Insurance
                           Trust, Merrill Lynch Life Insurance Company, and
                           Massachusetts Financial Services Company (Incorporated by
                           Reference to Merrill Lynch Life Variable Annuity Separate
                           Account A's Post-Effective Amendment No. 10 to Form N-4
                           Registration No. 33-43773 Filed December 10, 1996)
            (c)            Participation Agreement By and Among AIM Variable Insurance
                           Funds, Inc., AIM Distributors, Inc., and Merrill Lynch Life
                           Insurance Company (Incorporated by Reference to Merrill
                           Lynch Life Variable Annuity Separate Account A's
                           Post-Effective Amendment No. 11 to Form N-4 Registration No.
                           33-43773 Filed April 24, 1997)
            (d)            Form of Participation Agreement among Merrill Lynch Life
                           Insurance Company, Hotchkis and Wiley Variable Trust, and
                           Hotchkis and Wiley (Incorporated by reference to Merrill
                           Lynch Life Variable Annuity Separate Account A's
                           Post-Effective Amendment No. 12 to Form N-4 Registration No.
                           33-43773 Filed May 1, 1998)
            (e)            Form of Participation Agreement among Davis Variable Account
                           Inc., Davis Distributors, LLC and Merrill Lynch Life
                           Insurance Company (Incorporated by Reference to Registrant's
                           Pre-Effective Amendment No. 2 to Form N-4 Registration No.
                           333-90243 Filed March 31, 2000)
            (f)            Form of Participation Agreement among Delaware Group Premium
                           Fund, Delaware Distributors, LP and Merrill Lynch Life
                           Insurance Company (Incorporated by Reference to Registrant's
                           Pre-Effective Amendment No. 2 to Form N-4 Registration No.
                           333-90243 Filed March 31, 2000)
            (g)            Form of Participation Agreement among PIMCO Variable
                           Insurance Trust, PIMCO Funds Distributors, LLC and Merrill
                           Lynch Life Insurance Company (Incorporated by Reference to
                           Registrant's Pre-Effective Amendment No. 2 to Form N-4
                           Registration No. 333-90243 Filed March 31, 2000)
            (h)            Form of Participation Agreement among Seligman Portfolios
                           Inc., Seligman Advisors, Inc. and Merrill Lynch Life
                           Insurance Company (Incorporated by Reference to Registrant's
                           Pre-Effective Amendment No. 2 to Form N-4 Registration No.
                           333-90243 Filed March 31, 2000)
            (i)            Form of Participation Agreement among Van Kampen Life
                           Investment Trust, Van Kampen Funds Inc., Van Kampen Asset
                           Management Inc. and Merrill Lynch Life Insurance Company
                           (Incorporated by Reference to Registrant's Pre-Effective
                           Amendment No. 2 to Form N-4 Registration No. 333-90243 Filed
                           March 31, 2000)
            (j)            Form of Participation Agreement Between Merrill Lynch
                           Variable Series Funds, Inc. and Merrill Lynch Life Insurance
                           Company. (Incorporated by Reference to Merrill Lynch Life
                           Variable Annuity Separate Account A's Post-Effective
                           Amendment No. 10 to Form N-4, Registration No. 33-43773
                           Filed December 10, 1996).
            (k)            Amendment to the Participation Agreement Between Merrill
                           Lynch Variable Series Funds, Inc. and Merrill Lynch Life
                           Insurance Company dated April 15, 1998. (Incorporated by
                           Reference to Merrill Lynch Life Variable Annuity Separate
                           Account A's Registration Statement on Form N-4, Registration
                           No. 333-90243 Filed November 3, 1999.)
            (l)            Amendment to the Participation Agreement Among Merrill Lynch
                           Life Insurance Company, Alliance Capital Management L.P.,
                           and Alliance Fund Distributors, Inc. dated May 1, 1997.
                           (Incorporated by Reference to Merrill Lynch Life Variable
                           Annuity Separate Account A's Registration Statement on Form
                           N-4, Registration No. 333-90243 Filed November 3, 1999.)

            (m)            Amendment to the Participation Agreement Among Merrill Lynch
                           Life Insurance Company, Alliance Capital Management L.P.,
                           and Alliance Fund Distributors, Inc. dated June 5, 1998.
                           (Incorporated by Reference to Merrill Lynch Life Variable
                           Annuity Separate Account A's Registration Statement on Form
                           N-4, Registration No. 333-90243 Filed November 3, 1999.)
            (n)            Amendment to the Participation Agreement Among Merrill Lynch
                           Life Insurance Company, Alliance Capital Management L.P.,
                           and Alliance Fund Distributors, Inc. dated July 22, 1999.
                           (Incorporated by Reference to Merrill Lynch Life Variable
                           Annuity Separate Account A's Registration Statement on Form
                           N-4, Registration No. 333-90243 Filed November 3, 1999.)
            (o)            Amendment to the Participation Agreement Among
                           MFS(R)Variable Insurance Trust, Merrill Lynch Life Insurance
                           Company, and Massachusetts Financial Services Company dated
                           May 1, 1997. (Incorporated by Reference to Merrill Lynch
                           Life Variable Annuity Separate Account A's Registration
                           Statement on Form N-4, Registration No. 333-90243 Filed
                           November 3, 1999.)
            (p)            Amendment to the Participation Agreement By And Among AIM
                           Variable Insurance Funds, Inc., AIM Distributors, Inc., and
                           Merrill Lynch Life Insurance Company dated May 1, 1997.
                           (Incorporated by Reference to Merrill Lynch Life Variable
                           Annuity Separate Account A's Registration Statement on Form
                           N-4, Registration No. 333-90243 Filed November 3, 1999.)
            (q)            Amendment to the Participation Agreement Among Merrill Lynch
                           Life Insurance Company and Hotchkis and Wiley Variable
                           Trust. (Incorporated by Reference to Merrill Lynch Life
                           Variable Annuity Separate Account A's Registration Statement
                           on Form N-4, Registration No. 333-90243 Filed November 3,
                           1999.)
       (9)  (a)            Agreement between Merrill Lynch Life Insurance Company and
                           Merrill Lynch Series Fund, Inc. (Incorporated by Reference
                           to Registrant's Post-Effective Amendment No. 8 to Form S-6
                           Registration No. 33-55472 Filed April 29, 1997)
            (b)            Agreement between Merrill Lynch Life Insurance Company and
                           Merrill Lynch Funds Distributor, Inc. (Incorporated by
                           Reference to Registrant's Post-Effective Amendment No. 8 to
                           Form S-6 Registration No. 33-55472 Filed April 29, 1997)
            (c)            Agreement between Merrill Lynch Life Insurance Company and
                           Merrill Lynch, Pierce, Fenner & Smith Incorporated
                           (Incorporated by Reference to Registrant's Post-Effective
                           Amendment No. 8 to Form S-6 Registration No. 33-55472 Filed
                           April 29, 1997)
            (d)            Management Agreement between Merrill Lynch Life Insurance
                           Company and Merrill Lynch Asset Management, Inc.
                           (Incorporated by Reference to Registrant's Post-Effective
                           Amendment No. 8 to Form S-6 Registration No. 33-55472 Filed
                           April 29, 1997)
      (10)                 Memorandum describing Merrill Lynch Life Insurance Company's
                           Issuance, Transfer and Redemption Procedures (Incorporated
                           by reference to Registrant's Form S-6 Registration No.
                           333-47844 Filed February 9, 2001)
2.                         Opinion and Consent of Barry G. Skolnick, Esq. as to the
                           legality of the securities being registered (Incorporated by reference to Registrant's Form S-6 Registration No.
                           333-47844 Filed February 9, 2001)
3.                         Not applicable
4.                         Not applicable
5.                         Opinion and Consent of Deborah J. Adler, FSA, MAAA as to
                           actuarial matters pertaining to the securities being
                           registered
6.                    (a)  Power of Attorney of Barry G. Skolnick (Incorporated by
                           Reference to Registrant's Post-Effective Amendment No. 2 to
                           Form S-6 Registration No. 33-55472 Filed March 1, 1994)
                      (b)  Power of Attorney of Matthew J. Rider (Incorporated by
                           Reference to Registrant's Form S-6 Registration Statement
                           No. 333-47844 Filed on October 12, 2000)

                      (c)  Power of Attorney from Michael Cogswell. (Incorporated by
                           Reference to Merrill Lynch Life Variable Annuity Separate
                           Account A's Pre-Effective Amendment No. 1 to Form N-4,
                           Registration No. 333-63904 Filed September 10, 2001.)
                      (d)  Power of Attorney from H. McIntyre Gardner. (Incorporated by
                           Reference to Merrill Lynch Life Variable Annuity Separate
                           Account A's Registration Statement on Form N-4, Registration
                           No. 333-63904 Filed June 26, 2001.)
                      (e)  Power of Attorney from Christopher J. Grady. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate
                           Account A's Registration Statement on Form N-4, Registration
                           No. 333-63904 Filed June 26, 2001.)
                      (f)  Power of Attorney from Nikos K. Kardassis. (Incorporated by
                           Reference to Merrill Lynch Life Variable Annuity Separate
                           Account A's Pre-Effective Amendment No. 1 to Form N-4,
                           Registration No. 333-63904 Filed September 10, 2001.)
7.                    (a)  Written Consent of Barry G. Skolnick, Esq.
                      (b)  Written Consent of Deborah J. Adler, FSA, MAAA (See Exhibit
                           Item 5)
                      (c)  Written Consent of Sutherland Asbill & Brennan LLP
                      (d)  Written Consent of Deloitte & Touche LLP, Independent
                           Auditors

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, Merrill Lynch Variable Life Separate Account, hereby certifies that this Post-Effective Amendment No. 2 meets all of the requirements for effectiveness pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933, and has duly caused this Post-Effective Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the township of Princeton and the State of New Jersey, on the 25th day of April, 2002.


                  MERRILL LYNCH VARIABLE LIFE SEPARATE ACCOUNT
                                  (REGISTRANT)

                    BY: MERRILL LYNCH LIFE INSURANCE COMPANY
                                  (DEPOSITOR)



Attest:              /s/ EDWARD W. DIFFIN, JR.               By:                  /s/ BARRY G. SKOLNICK
        -----------------------------------------------          -----------------------------------------------------
                   Edward W. Diffin, Jr.                                          Barry G. Skolnick
             Vice President and Senior Counsel                        Senior Vice President and General Counsel



Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 2 to the Registration Statement has been signed below by the following persons in the capacities indicated on April 25, 2002.



                         SIGNATURE                                                      TITLE
                         ---------                                                      -----

                             *                               Director and Senior Vice President
-----------------------------------------------------------
                    Michael P. Cogswell

                             *                               Director and Chairman of the Board
-----------------------------------------------------------
                    H. McIntyre Gardner

                             *                               Director and Senior Vice President
-----------------------------------------------------------
                   Christopher J. Grady

                             *                               Director, President, and Chief Executive Officer
-----------------------------------------------------------
                    Nikos K. Kardassis

                             *                               Director, Senior Vice President, Chief Financial Officer,
-----------------------------------------------------------  and Treasurer
                     Matthew J. Rider

*By:                 /s/ BARRY G. SKOLNICK                   In his own capacity as Director, Senior Vice President, and
     ---------------------------------------------------     General Counsel, and as Attorney-In-Fact
                     Barry G. Skolnick

                                 EXHIBIT INDEX


  5. Opinion and Consent of Deborah J. Adler, FSA, MAAA as to actuarial matters pertaining to the securities being registered
  7.        (a)  Written Consent of Barry G. Skolnick, Esq.
            (c)  Written Consent of Sutherland Asbill & Brennan LLP
            (d)  Written Consent of Deloitte & Touche LLP, Independent
                 Auditors